                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|   Preliminary proxy statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive proxy statement
|_|   Definitive  additional materials
|_|   Soliciting material pursuant to Rule 14a-12


                              Pulaski Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|_|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)   Total Fee paid:

--------------------------------------------------------------------------------
|X|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
           N/A
--------------------------------------------------------------------------------
(2)   Form, schedule or registration statement no.:
           N/A
--------------------------------------------------------------------------------
(3)   Filing party:
           N/A
--------------------------------------------------------------------------------
(4)   Date filed:
           N/A
--------------------------------------------------------------------------------

                           [Pulaski Bancorp, Inc Logo]




                                 April 16, 2002

Dear Fellow Shareholder:

      We cordially invite you to attend the annual meeting of the shareholders of Pulaski Bancorp, Inc. The meeting will be held at the Holiday Inn, 304 Route 22 West, Springfield, New Jersey on Wednesday, May 22, 2002 at 10:00 a.m., local time.

      At the annual meeting, you will be asked to approve a merger agreement by and between Pulaski Bancorp, Inc., Pulaski Savings Bank, and Pulaski Bancorp, M.H.C. and Kearny Financial Corp., Kearny Federal Savings Bank, and Kearny, MHC. Upon completion of the merger, you will be entitled to receive a cash payment of $32.90 for each share of Pulaski Bancorp stock that you own.

      Your exchange of shares of Pulaski Bancorp stock for cash generally will cause you to recognize a taxable gain or loss for federal, and possibly state and local, income tax purposes. You should consult your personal tax advisor for a full understanding of the tax consequences of the merger to you.

      The completion of the merger is subject to certain conditions, including the approval of the merger agreement by the affirmative vote of a majority of the outstanding shares of Pulaski Bancorp common stock that are not held by Pulaski Bancorp, M.H.C. We urge you to read the attached proxy statement carefully. It describes the merger agreement in detail and includes a copy of the merger agreement as Appendix A.

      YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT BECAUSE THE BOARD BELIEVES IT TO BE IN THE BEST INTERESTS OF OUR SHAREHOLDERS.

      In addition to approval of the merger agreement, you will be asked to elect two directors to our Board of Directors and to ratify the appointment of our independent auditors, Radics & Co., LLC, for the fiscal year ending December 31, 2002.

      Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card and return it promptly in the postage-paid envelope provided.

      On behalf of the Board of Directors, I thank you for your prompt attention to this important matter.

                                    Sincerely,

                                    /s/ John T. Robertson

                                    John T. Robertson
                                    President and Chief Executive Officer

                              PULASKI BANCORP, INC.
                               130 MOUNTAIN AVENUE
                          SPRINGFIELD, NEW JERSEY 07081
                                 (973) 564-9000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 22, 2002

      Notice is hereby given that the annual meeting of shareholders of Pulaski Bancorp, Inc. ("Pulaski Bancorp" or the "Company") will held at the Holiday Inn, 304 Route 22 West, Springfield, New Jersey on Wednesday, May 22, 2002 at 10:00 a.m., local time, for the following purposes:

      1. The approval of the Agreement and Plan of Merger, dated January 10, 2002, by and between Pulaski Bancorp, Inc., Pulaski Savings Bank, Pulaski Bancorp, M.H.C and Kearny Financial Corp., Kearny Federal Savings Bank and Kearny, MHC. Upon completion of the merger, you will be entitled to receive $32.90 in cash for each share of Pulaski Bancorp, Inc. stock that you own. A copy of the merger agreement is included as Appendix A to the accompanying proxy statement;

      2.    The election of two directors of Pulaski Bancorp; and

      3. The ratification of the appointment of Radics & Co., LLC as auditors for Pulaski Bancorp for the fiscal year ending December 31, 2002;

and such other business as may properly come before the meeting, including adjourning the annual meeting to permit, if necessary, further solicitation of proxies or any adjournment thereof. No proxy that is voted against approval of the Agreement and Plan of Merger will be voted in favor of adjournment to solicit further proxies. The Board of Directors is not aware of any such other business.

      Any action may be taken on the foregoing proposals at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned. Only shareholders of record at the close of business on April 5, 2002 are entitled to vote at the meeting or any adjournments or postponements of the meeting.

                           YOUR VOTE IS VERY IMPORTANT

      You are requested to complete and sign the enclosed proxy card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

      Remember, if your shares are held in the name of a broker, only your broker can vote your shares on the merger agreement and only after receiving your instructions. Please contact the person responsible for your account and instruct him/her to execute a proxy card on your behalf. You should also sign, date and mail your proxy card at your earliest convenience.

      Please review the document accompanying this notice for more complete information regarding the matters proposed for your consideration at the annual meeting. Should you have any questions or require assistance, please call us at
(973) 564-9000.

                                     BY ORDER OF THE BOARD OF DIRECTORS



Springfield, New Jersey              Valerie Kaminski
April 16, 2002                       Secretary


THE BOARD OF DIRECTORS OF PULASKI BANCORP UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS. YOUR SUPPORT IS APPRECIATED.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

QUESTIONS AND ANSWERS ABOUT THE VOTING
PROCEDURES REGARDING THE MERGER PROPOSAL...................................... 1

SUMMARY TERM SHEET............................................................ 2

THE ANNUAL MEETING
      Place, Time and Date.................................................... 4
      Matters to be Considered................................................ 4
      Voting and Proxy Procedure.............................................. 4
      Who Can Vote at the Meeting............................................. 4
      Vote Required........................................................... 5
      Shares Held by Officers and Directors of Pulaski Bancorp, Inc. ......... 5
      Voting by Proxy......................................................... 6
      Participants in Pulaski Savings Bank's ESOP............................. 6

THE MERGER
      Overview................................................................ 7
      The Companies........................................................... 8
      Background of the Merger................................................ 8
      Pulaski's Reasons for the Merger........................................10
      Opinion of Pulaski Bancorp's Financial Advisor..........................12
      Interests of Directors and Officers in the Merger that are Different
         From Your Interests..................................................19
      Conditions of the Merger................................................20
      Federal Income Tax Consequences of the Merger to You....................21
      Effective Time..........................................................22
      Procedures for Surrendering Your Certificates...........................22
      Approvals Needed to Complete the Merger.................................23
      Time Period for Completing the Merger...................................24
      Other Provisions of the Merger Agreement................................24
      Dissenters' Rights......................................................25

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING
      Stock Ownership.........................................................25
      Election of Directors...................................................26
      Meetings of the Board of Directors and Committees of the Board of
      Directors...............................................................28
      Committees..............................................................28
      Director's Compensation.................................................28
      Executive Compensation..................................................29
      Employment Agreements...................................................29
      Transactions with Certain Related Persons...............................31
      Section 16(a) Beneficial Ownership Reporting Compliance.................31
      Ratification of Appointment of Auditors.................................32
      Audit Committee Report..................................................33

SHAREHOLDER PROPOSALS AND NOMINATIONS
      Shareholder Proposals...................................................34
      Notice of Business to be Conducted at a Special or Annual Meeting.......34

MISCELLANEOUS.................................................................34

APPENDICES
      A.    Merger Agreement (exhibits omitted)                              A-1
      B.    Opinion of Sandler O'Neill & Partners, L.P.                      B-1

                         QUESTIONS AND ANSWERS ABOUT THE
                 VOTING PROCEDURES REGARDING THE MERGER PROPOSAL


Q:   What do I need to do now:

A. After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted. Then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

Q: If my shares are held in street name by my broker, will my broker automatically vote my shares for me?

A: No. Your broker will not be able to vote your shares with respect to the merger proposal without instructions from you.
     You should instruct your broker to vote
     your shares, following the directions your broker provides.

Q:   What if I fail to instruct my broker?

A: If you fail to instruct your broker to vote your shares, your shares will not be voted on the merger agreement.

Q: Can I attend the meeting and vote my shares in person?

A: Yes. All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Q:   Can I change my vote?

A: Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote after you have sent in your proxy card.

o First, you may send a written notice to the person to whom you submitted your proxy stating that you would like to revoke your proxy.

o    Second, you may complete and submit a
     new proxy card. Any earlier proxies will be revoked automatically.

o Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, simply attending the annual meeting without voting in person will not revoke your proxy.

     If you have instructed a broker or other nominee to vote your shares, you must follow directions you received from your broker or other nominee to change your vote.

Q:   Should I send in my stock certificates now?

A:   No.  You should not send in your stock
     certificates at this time.

     Instructions for surrendering your stock certificates in exchange for $32.90 per share in cash will be sent to you after we complete the merger.

                               SUMMARY TERM SHEET

     This summary term sheet highlights selected information regarding the merger from this proxy statement. It does not contain all the information that may be important to you. We urge you to read carefully the entire document and the other documents to which we refer, including the merger agreement, attached as Appendix A, to fully understand the merger. As used in this proxy statement, "we" and "us" and "our" refer to Pulaski Bancorp, Inc., Pulaski Bancorp, M.H.C. and Pulaski Savings Bank depending on the context.

YOU WILL BE ENTITLED TO RECEIVE $32.90 IN CASH
PER SHARE OF PULASKI BANCORP STOCK (SEE
PAGE 7).

When the merger is completed, each Pulaski
Bancorp shareholder, other than Pulaski Bancorp, MHC, will be entitled to receive $32.90 in cash for each share of common stock held. For example, if you own 50 shares of Pulaski Bancorp common stock, you will be entitled to receive
$1,645 upon the surrender of your certificate for those shares.

OUR REASONS FOR THE MERGER
(SEE PAGES 11 THROUGH 12).

Our Board of Directors believes that the merger is in the best interests of Pulaski Bancorp and its shareholders and recommends that shareholders vote "FOR" the adoption of the merger agreement.
The merger will enable our shareholders to realize significant value on their investment in Pulaski
Bancorp. In reaching its decision to approve the merger agreement, our Board considered various factors which are discussed in detail in this proxy statement.

MATERIAL TERMS OF THE MERGER AGREEMENT.

Upon completion of the merger we will no longer exist and Kearny Financial Corp., Kearny MHC and Kearny Federal Savings Bank will be the surviving entities.

o    The merger cannot occur unless our
     shareholders approve the merger agreement by the affirmative vote of the majority of the outstanding shares of Pulaski Bancorp common stock that are not held by Pulaski
     Bancorp, MHC at the annual meeting, and
     we receive approvals from banking
     regulators (see page 5).

o If the merger is not completed on or before December 31, 2002, the merger may be terminated by either Pulaski Bancorp or Kearny Financial, unless the failure to close is due to a breach of the party seeking to terminate. However, the parties have agreed to extend this deadline for 120 days if they reasonably believe that the merger can be completed within that time period
     (see page 24).

o We have agreed not to solicit or encourage a competing transaction.
     However, if our fiduciary duties require it, the Board of Directors may furnish information to or negotiate with someone who makes, or accept an unsolicited proposal that would be superior to Kearny
     Financial's proposal (see page 24).

o The completion of the merger depends on a number of conditions being satisfied or waived (see page 24).

o Under certain circumstances, in the event that the merger is terminated, we will pay
     Kearny Financial a fee of $1.5 million (see page 25).

THE MERGER WILL BE TAXABLE TO OUR
SHAREHOLDERS (SEE PAGE 21).

Our shareholders will generally recognize gain or loss for federal, and possibly state and local, income tax purposes, on the exchange of their Pulaski Bancorp shares for cash. You will recognize gain or loss equal to the difference between the amount of cash you receive and your tax basis in your Pulaski Bancorp shares. You should determine the actual tax consequences of the merger to you. It will depend on your specific situation and factors not within our control. You should consult your personal tax advisor for a full understanding of the merger's specific tax consequences to you.

OUR BOARD OF DIRECTORS RECOMMENDS
SHAREHOLDER APPROVAL (SEE PAGES 11 THROUGH
12).

Our Board of Directors believes that the merger is in the best interests of Pulaski Bancorp and our shareholders and has unanimously approved the merger agreement. Our Board of Directors unanimously recommends that you vote "FOR" approval of the merger agreement.

OUR FINANCIAL ADVISOR SAYS THE MERGER
CONSIDERATION IS FAIR FROM A FINANCIAL POINT OF
VIEW TO OUR SHAREHOLDERS (SEE PAGES 12
THROUGH 19).

Our financial advisor, Sandler O'Neill & Partners,
L.P., has given our Board of Directors a written opinion dated January 9, 2002 and updated as of the date of this proxy statement that the cash consideration to be paid to our minority shareholders is fair from a financial point of view.
A copy of the updated opinion is attached to this proxy statement as Appendix B. You should read it completely to understand the assumptions made, matters considered, and qualifications and limitations on the review performed by our financial advisor in issuing its opinion. We have agreed to pay Sandler O'Neill & Partners, L.P. a fee of approximately $275,000 as consideration for their services. Of this amount, $118,750 has been paid.

YOU DO NOT HAVE DISSENTERS' RIGHTS (SEE
PAGE 25).

Under Federal law, you do not have dissenters' appraisal rights with respect to your Pulaski
Bancorp shares.

THE MERGER IS EXPECTED TO BE COMPLETED IN THE
THIRD QUARTER OF YEAR 2002 (SEE PAGE 22).

The merger will only occur after all the conditions to its completion have been satisfied or waived.
Currently, we anticipate that the merger will be completed in the third quarter of 2002.

FINANCIAL INTERESTS OF PULASKI BANCORP'S
OFFICERS AND DIRECTORS IN THE MERGER (SEE
PAGES 19 THROUGH 21).

Our directors and executive officers have interests in the merger as individuals in addition to, or different from, their interests as shareholders, such as receiving severance payments, indemnification and insurance coverage, and other benefits.

Our Board of Directors was aware of these interests and considered them in its decision to approve the merger agreement.

                               THE ANNUAL MEETING

PLACE, TIME AND DATE

      The annual meeting is scheduled to be held at the Holiday Inn, 304 Route 22 West, Springfield, New Jersey on Wednesday, May 22, 2002 at 10:00 a.m., local time.

MATTERS TO BE CONSIDERED

      At the annual meeting you will be asked to approve the following proposals:

     o the agreement and plan of merger as more fully discussed on pages 20 through 25;

     o      election of two directors to the Pulaski Bancorp Board of Directors;
            and

     o ratification of Radics & Co., LLC as the independent accountants for Pulaski Bancorp for the fiscal year ending December 31, 2002.

      The last two proposals are more fully discussed under the heading "Additional Information Regarding the Annual Meeting" on page 25.

      You may also consider and vote upon any other matters that may properly come before the Pulaski Bancorp annual meeting, including approval of any adjournment of the annual meeting. No proxy that is voted against approval of the Agreement and Plan of Merger will be voted in favor of adjournment to solicit for their proxies. As of the date of this document, the Board of Directors of Pulaski Bancorp, Inc. is not aware of any other business to be presented for consideration at the meeting.

      Only shareholders of record at the close of business on April 5, 2002 are entitled to receive notice of and to vote at the annual meeting and at any adjournments of the annual meeting.


                           VOTING AND PROXY PROCEDURE

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Pulaski Bancorp common stock only if the records of the Company show that you held your shares as of the close of business on April 5, 2002. As of the close of business on April 5, 2002, a total of 1,920,845 shares of the Company's common stock were outstanding, including 1,117,800 shares of common stock issued to and held by Pulaski Bancorp, M.H.C., the mutual holding company parent of Pulaski Bancorp and the Pulaski Savings Bank. Each share of common stock has one vote. As provided in Pulaski Bancorp's Charter, record holders of Pulaski Bancorp's common stock (other than Pulaski Bancorp, M.H.C.) who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

VOTE REQUIRED

      The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote (after subtracting any shares in excess of the 10% limit) is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      PROPOSAL 1: THE MERGER AGREEMENT. In order to implement the proposal to adopt the merger agreement, THE MAJORITY OF THE OUTSTANDING SHARES OF OUR COMMON STOCK THAT ARE NOT HELD BY PULASKI BANCORP, M.H.C. MUST BE VOTED "FOR" APPROVAL OF THE MERGER AGREEMENT. Under this voting standard, an abstention or failure to vote will have the same effect as a vote "AGAINST" the merger agreement. Shares for which no vote is cast or for which the "Abstain" box has been selected on the proxy card will have the same effect as a vote "AGAINST" the merger agreement. A broker non-vote will be treated the same as a vote "AGAINST" the merger agreement.

      PROPOSAL 2 AND 3: ELECTION OF TWO DIRECTORS OF PULASKI BANCORP AND THE RATIFICATION OF THE APPOINTMENT OF RADICS & CO., LLC AS AUDITORS FOR FISCAL YEAR ENDING DECEMBER 31, 2002. In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Radics & Co., LLC as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of the appointment of Radics & Co., LLC as independent auditors will be decided by the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the matter. On this matter, abstentions will have the effect as a vote against the proposal and broker non-votes will have no effect on the voting.

      Pulaski Bancorp, M.H.C. owns 58.2% of the shares of common stock entitled to vote at the annual meeting. Pulaski Bancorp, M.H.C. has indicated to Pulaski Bancorp that it intends to vote such shares of common stock "FOR" Proposals 2 and 3 thereby ensuring a quorum at the annual meeting, and the likelihood of election of Pulaski Bancorp's nominees for director and the ratification of the appointment of the independent auditors.

SHARES HELD BY OFFICERS AND DIRECTORS OF PULASKI BANCORP, INC.

      As of the record date, directors and executive officers of Pulaski Bancorp owned approximately 5.9% of the shares of Pulaski Bancorp common stock, not including shares that may be acquired upon the exercise of stock options, entitling them to approximately 9.3% of the voting power of the Pulaski Bancorp common stock entitled to vote at the annual meeting. All of our directors have entered into voting agreements with Kearny to vote all of the shares of Pulaski Bancorp common stock owned by them on the record date in favor of the proposal to approve the merger agreement.

VOTING BY PROXY

      The Board of Directors of Pulaski Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of the Pulaski Bancorp's common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Pulaski Bancorp's common stock represented at the annual meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by Pulaski Bancorp's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE MERGER AGREEMENT, "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" RATIFICATION OF RADICS & CO., LLC AS INDEPENDENT AUDITORS.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgement to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, Pulaski Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. Pulaski Bancorp does not know of any other matters to be presented at the annual meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of Pulaski Bancorp in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy card, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If Pulaski Bancorp common stock is held by a broker, bank or other nominee (i.e. in "street name,") you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

      Proxies solicited are to be returned to Pulaski Bancorp's transfer agent, Registrar & Transfer Company. The Board of Directors has designated Registrar & Transfer Company to act as inspectors of election and tabulate the votes at the annual meeting. Registrar & Transfer Company is not otherwise employed by, or a director of Pulaski Bancorp or any of its affiliates. After the final adjournment of the annual meeting, the proxies will be returned to Pulaski Bancorp.

PARTICIPANTS IN PULASKI SAVINGS BANK'S ESOP

      If you participate in the Pulaski Savings Bank Employee Stock Ownership Plan ("ESOP"), you will receive a voting instruction card for the ESOP that reflects all shares you may vote under the plan. Under the terms of ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees how to vote the shares of Pulaski Bancorp common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of their fiduciary duties.

                                   THE MERGER

      THE FOLLOWING INFORMATION DESCRIBES CERTAIN INFORMATION PERTAINING TO THE MERGER. THIS DESCRIPTION IS NOT COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE APPENDICES ATTACHED TO THIS PROXY STATEMENT, WHICH ARE INCORPORATED HEREIN BY REFERENCE. WE URGE YOU TO READ THE APPENDICES IN THEIR ENTIRETY.

      PULASKI BANCORP, PULASKI SAVINGS BANK AND PULASKI BANCORP, M.H.C. ARE SOMETIMES COLLECTIVELY REFERRED TO AS "PULASKI." KEARNY FINANCIAL CORP., KEARNY FEDERAL SAVINGS BANK AND KEARNY, MHC ARE SOMETIMES COLLECTIVELY REFERRED TO AS "KEARNY."

OVERVIEW

      As soon as possible after the conditions to consummation of the merger described below have been satisfied or waived, and unless the merger agreement has been terminated or an alternative structure used as discussed below, the merger will be effected as follows:

     o We will merge with a newly formed, wholly owned subsidiary of Kearny Financial Corp. and after completion of such merger, we will then merge into Kearny Financial Corp. with Kearny Financial Corp. as the surviving entity;

      o Each share of our common stock held by our shareholders, other than Pulaski Bancorp, M.H.C., shall be converted into the right to receive $32.90 in cash and you will no longer have any rights or interests in Pulaski Bancorp;

     o Pulaski Bancorp, M.H.C. shall merge with and into Kearny, MHC with Kearny, MHC as the surviving mutual holding company;

     o      Pulaski Savings Bank  shall  merge  with  and  into  Kearny  Federal
            Savings  Bank,   with Kearny  Federal  Savings Bank as the surviving
            financial institution;

      o Depositors of Pulaski Savings Bank shall have the same rights, privileges and obligations as other depositors of Kearny Federal Savings Bank.

      The merger agreement provides that Kearny may change the way it combines with Pulaski, provided that it cannot:

     o alter the consideration to be received by Pulaski Bancorp's shareholders;

     o adversely affect the tax treatment for Pulaski Bancorp's shareholders; or,

     o materially delay the merger or jeopardize receipt of required regulatory approval.

THE COMPANIES

      PULASKI BANCORP, INC.
      PULASKI SAVINGS BANK
      PULASKI BANCORP, M.H.C.
      130 MOUNTAIN AVENUE
      SPRINGFIELD, NEW JERSEY  07081
      (973) 564-9000

      Pulaski Bancorp is a savings and loan holding company formed in connection with the mutual holding company reorganization of Pulaski Savings Bank, which was completed on July 12, 1999. Pulaski Savings is a wholly-owned subsidiary of Pulaski Bancorp. As part of the reorganization, Pulaski Bancorp, M.H.C. was formed and became the majority shareholder of Pulaski Bancorp. Pulaski Bancorp, M.H.C. is owned and controlled by the members of Pulaski Savings and conducts no significant operations of its own.

      Pulaski Bancorp conducts its business through Pulaski Savings Bank with six full-service offices located in Springfield, Spotswood, Irvington, Milltown, Toms River and Bayville, New Jersey. Pulaski Savings provides retail banking services, with an emphasis on one-to-four family residential mortgage loans and construction loans as well as certificates of deposits, checking accounts and savings accounts. At December 31, 2001, Pulaski Bancorp had total assets, deposits and shareholders' equity of $237.0 million, $198.4 million and $25.3 million, respectively.

      KEARNY FINANCIAL CORP.
      KEARNY FEDERAL SAVINGS BANK
      KEARNY, M.H.C.
      614 KEARNY AVENUE
      KEARNY, NEW JERSEY  07032
      (201) 955-1311

      Kearny Federal Savings operates in the mutual holding company structure. All of the issued and outstanding shares of Kearny Federal Savings are owned by Kearny Financial. Kearny, M.H.C. owns all of the issued and outstanding shares of Kearny Financial's common stock. Kearny Financial Corp. conducts its business through Kearny Federal Savings with nine full-service offices located in Hudson, Bergen, Passaic and Morris Counties, New Jersey. Kearny Federal Savings provides a full array of retail banking services. At December 31, 2001, Kearny Financial had total assets, deposits and shareholders' equity of $1.2 billion, $963.0 million, and $221.4 million respectively.

BACKGROUND OF THE MERGER

      Pulaski Savings was reorganized into the mutual holding company form of ownership on July 12, 1999 and formed Pulaski Bancorp, M.H.C. On February 15, 2000, Marquette Financial, M.H.C. and Marquette Savings Bank, Wisconsin, a mutual holding company organization, announced that it would be acquired by North Shore Bank, a federal mutual institution. This was an unprecedented transaction, which is commonly referred to as a "remutualization." Prior to the announcement of this transaction, it was generally believed that a mutual holding company with minority shareholders, like Pulaski, could not be acquired by another entity other than another mutual holding company without first becoming a full stock company. Soon after the announcement of the remutualization transaction, Ridgewood Financial MHC, and

Ridgewood Savings Bank of New Jersey, Ridgewood, New Jersey, discussed the concept of remutualization. On May 15, 2000, the Office of Thrift Supervision approved the Marquette transaction and in June 2001, the Office of Thrift Supervision approved the Ridgewood transaction.

      As a result of the approval of the Marquette transaction by the Office of Thrift Supervision, and the announcement of the Ridgewood transaction, several institutions, including Kearny Financial and the two other institutions who presented expressions of interest since June 2001, began approaching Pulaski Bancorp expressing interest in a possible remutualization transaction.

      In February of 2001, FinPro, Kearny Financial's financial advisor contacted the Chairman of the Board of Pulaski Bancorp to inquire whether Pulaski Bancorp would consider a meeting with Kearny Financial to discuss a possible business combination. The idea of such a transaction was then communicated to the other members of the Pulaski Bancorp Board of Directors. On February 23, 2001 the Board of Directors of Pulaski Bancorp met and discussed Kearny's proposal. Pulaski Bancorp's outside legal advisers, Muldoon Murphy & Faucette LLP were present at that meeting and advised the Board regarding their fiduciary duties in the merger context.

      On June 27, 2001, three members of Kearny Financial's executive management and Kearny Financial's financial adviser met with Pulaski Bancorp's Chief Executive Officer and two members of the Pulaski Bancorp Board of Directors and presented an offer to acquire Pulaski Bancorp in exchange for cash merger consideration of $28.00 for each share of publicly traded Pulaski Bancorp common stock outstanding. This proposal was immediately communicated to the Pulaski Bancorp Board of Directors. The Pulaski Bancorp Board of Directors continued to discuss Kearny Financial's proposal and in July, 2001, the Board began the process of hiring a financial adviser. On August 29, 2001 representatives of Sandler O'Neill & Partners, L.P. met with the Pulaski Bancorp Board of Directors to address the concept and process of a remutualization transaction and other potential strategies available to Pulaski Bancorp. At that meeting, the Board of Directors evaluated and compared the alternatives of: (1) remaining an independent savings bank in the mutual holding company form of organization; (2) converting to a full stock company; and (3) a remutualization transaction. A meeting of the Board of Directors was scheduled in September to address these concepts further, but was cancelled after the events of September 11, 2001.

      On October 26, 2001, the Board of Directors of Pulaski Bancorp met and resolved to hire Sandler O'Neill as its financial adviser. Sandler O'Neill continued reviewing Pulaski Bancorp's financial information and analyzing the concept and process of a remutualization transaction compared to the alternatives of remaining independent and converting to a full stock company. On November 2, 2001, representatives of Kearny Financial's financial advisor, as well as Kearny's legal counsel met with representatives of Sandler O'Neill and Pulaski's legal counsel to further discuss the proposal. Following those discussions, Kearny Financial's Board of Directors agreed to increase the per share price they were willing to offer to $30.50.

      On November  9, 2001,  Kearny  Financial  entered  into a  confidentiality agreement with Pulaski Bancorp. Also, in early November 2001, another institution contacted Sandler O'Neill and communicated their interest in entering into a business combination with Pulaski Bancorp and indicated its willingness to pay a competitive price per share. This institution entered into a confidentiality agreement with Pulaski

Bancorp on November 15, 2001. Over this period, Pulaski Bancorp and Sandler O'Neill had preliminary discussions with each of Kearny Financial and the other party. On November 29, 2001, Pulaski Bancorp's Board met to consider whether they believed it was in the best interest of Pulaski Bancorp and its shareholders to permit either Kearny Financial or the other party to conduct due diligence on Pulaski Bancorp. The Board directed Sandler O'Neill to advise each party that there were two bidders and that each party should submit a best and final bid. The winning bidder would then be permitted to conduct more extensive due diligence.

      On December 12, 2001, Kearny Financial submitted their nonbinding expression of interest in engaging in a business combination with Pulaski Bancorp and proposing to pay a cash amount in the range of $33.00 for each publicly traded share of Pulaski Bancorp outstanding, with the final price to be determined following completion of due diligence by Kearny Financial. The other party did not submit an offer. On December 18, 2001, following completion of Kearny Financial's due diligence, the Pulaski Bancorp Board met with representatives of Sandler O'Neill and Muldoon Murphy & Faucette LLP to discuss the Kearny Financial proposal. Sandler O'Neill presented a financial analysis of the proposal. In addition, Muldoon Murphy & Faucette LLP commented on the proposal as well and again advised the Board of their fiduciary responsibilities in the merger context. The Board resolved to consider the offer and directed the representatives from Sandler O'Neill to work with Kearny Financial's financial adviser to revise certain components of the proposal.

      On December 26, 2001, Sandler O'Neill notified Pulaski Bancorp that there was some unusual trading in Pulaski Bancorp's stock. Pulaski Bancorp then contacted Muldoon Murphy & Faucette LLP. Following discussions with Sandler O'Neill and Muldoon Murphy & Faucette LLP and with Kearny Financial's advisers, Pulaski Bancorp issued a press release announcing that Pulaski Bancorp was engaged in discussions with Kearny Financial regarding a potential business combination, that Pulaski Bancorp's Board was considering Kearny's offer and that there could be no assurances that an agreement could be reached between the parties.

      On December 31, 2001, another institution notified Pulaski Bancorp's President and Chief Executive Officer that they had seen the press release and were also interested in a possible business combination with Pulaski Bancorp. On January 4, 2002, that company submitted a written nonbinding expression of interest to acquire the issued and outstanding public shares of Pulaski Bancorp for a per share price of between $29.50 and $31.50. Since that offer was below that being offered by Kearny Financial, Pulaski Bancorp continued negotiations with Kearny.

      On January 9, 2002, the Pulaski Bancorp Board met to consider the terms of a definitive agreement with Kearny Financial. At the meeting, Sandler O'Neill made a presentation as to the fairness, from a financial point of view, of the proposed merger consideration to the minority shareholders. Muldoon Murphy & Faucette LLP reviewed each section of the definitive merger agreement with Pulaski Bancorp's Board of Directors as well as the Board of Directors' fiduciary duties to Pulaski Bancorp's shareholders in the merger context.
Following detailed discussions of the foregoing, the Board of Directors of Pulaski Bancorp directed Sandler O'Neill to further negotiate modifications to the terms of the merger agreement. On January 10, 2002 the final agreement was approved, which provided for a per share price of $32.90. Mr. John T. Robertson was authorized and instructed to execute the final merger agreement on Pulaski Bancorp's behalf. The parties executed the final merger agreement as of January 10, 2002.

PULASKI'S REASONS FOR THE MERGER

      Our Board of Directors believes that the terms of the merger agreement, which are the product of arm's length negotiations between representatives of Pulaski and Kearny are in the best interests of Pulaski Bancorp and to all of our shareholders, both Pulaski Bancorp, M.H.C., and the minority shareholders. Accordingly, the Board of Directors unanimously recommends that all our shareholders vote "FOR" the approval of the Merger Agreement and the transactions contemplated by it.

      In determining to recommend that Pulaski Bancorp's shareholders vote "FOR" approval of the Merger Agreement, the Pulaski Bancorp Board of Directors considered a number of factors, including the following:

      o The $32.90 cash merger consideration to be paid to all of our shareholders, excluding Pulaski Bancorp, M.H.C., in relation to current and the historic fair market value of Pulaski Bancorp's common stock. The Pulaski Bancorp Board of Directors also considered the book value and earnings per share of Pulaski Bancorp's common stock;

     o      information   concerning  Pulaski  Bancorp's   financial  condition,
            results of operations, capital levels, asset quality and prospects;

     o our assessment of Kearny Financial's ability to pay the aggregate merger consideration;

     o the opinion of our financial advisor as to the fairness of the $32.90 merger consideration from a financial point of view to the minority holders of our common stock;

     o the current and prospective economic conditions, competitive and regulatory environment facing Pulaski Bancorp and the financial services industry generally;

      o the results that could be obtained by continuing to operate independently, and the likely benefits to shareholders, compared with the value of the $32.90 merger consideration being offered by Kearny;

      o the greater resources and expanded branch network that Kearny Federal Savings Bank will have after the merger than we currently have;

     o that in the event of a stock offering transaction by Kearny, M.H.C., depositors of Pulaski Savings Bank will retain their subscription rights as of the date of their original deposit at Pulaski Savings Bank;

     o the effect of the merger on Pulaski Bancorp's customers and the communities served by Pulaski Bancorp and its employees;

     o the ability of Kearny Federal Savings Bank after the merger to compete in relevant banking and non-banking markets; and

     o our strategic alternatives to the merger, including the continued independent operation of Pulaski.

      The foregoing discussion of the information and factors considered by Pulaski Bancorp's Board of Directors is not intended to be exhaustive, but constitutes all material factors considered by our Board of Directors. In view of the variety of factors considered in connection with its evaluation of the Merger Agreement and the transactions contemplated by it, our Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination and individual directors may have given different weights to the different factors. In considering and approving the Merger Agreement, our Board of Directors relied upon information and analysis prepared by management and Sandler O'Neill.

OPINION OF PULASKI BANCORP'S FINANCIAL ADVISOR

      In October 2001, Pulaski Bancorp retained Sandler O'Neill as an independent financial advisor in connection with the company's consideration of a possible business combination with a second party. Sandler O'Neill is a nationally recognized investment banking firm whose principal business specialty is financial institutions. In the ordinary course of its investment banking business, Sandler O'Neill is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

      Sandler O'Neill acted as financial advisor to Pulaski Bancorp in connection with the proposed merger with Kearny Financial and participated in certain of the negotiations leading to the merger agreement. At the request of the Pulaski Bancorp Board, representatives of Sandler O'Neill participated in the January 9, 2002 meeting at which the Board considered and approved the merger agreement. At that meeting, Sandler O'Neill delivered to the Pulaski Bancorp Board its oral opinion, subsequently confirmed in writing, that, as of such date, the merger consideration was fair to Pulaski Bancorp's minority shareholders from a financial point of view. Sandler O'Neill has also delivered to the Pulaski Bancorp Board a written opinion dated the date of this proxy statement which is substantially identical to the January 9, 2002 opinion. THE FULL TEXT OF SANDLER O'NEILL'S OPINION IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT. THE OPINION OUTLINES THE PROCEDURES FOLLOWED, ASSUMPTIONS MADE, MATTERS CONSIDERED, AND QUALIFICATIONS AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY SANDLER O'NEILL IN RENDERING THE OPINION. THE DESCRIPTION OF THE OPINION SET FORTH BELOW IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE OPINION. PULASKI BANCORP SHAREHOLDERS ARE URGED TO READ THE OPINION CAREFULLY AND IN ITS ENTIRETY IN CONSIDERING THE PROPOSED MERGER.

      SANDLER O'NEILL'S OPINION WAS DIRECTED TO THE PULASKI BANCORP BOARD AND WAS PROVIDED TO THE BOARD FOR ITS INFORMATION IN CONSIDERING THE MERGER. THE OPINION IS DIRECTED ONLY TO THE FAIRNESS OF THE MERGER CONSIDERATION TO THE MINORITY SHAREHOLDERS OF PULASKI BANCORP FROM A FINANCIAL POINT OF VIEW. IT DOES NOT ADDRESS THE UNDERLYING BUSINESS DECISION OF PULASKI TO ENGAGE IN THE MERGER OR ANY OTHER ASPECT OF THE MERGER AND IS NOT A RECOMMENDATION TO ANY PULASKI BANCORP SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE ANNUAL MEETING WITH RESPECT TO THE MERGER OR ANY OTHER MATTER.

      In connection with rendering its opinion, Sandler O'Neill reviewed and considered, among other things:

      (1)   the merger agreement and certain of the exhibits thereto;

      (2) certain publicly available financial statements and other historical financial information of Pulaski Bancorp that they deemed relevant;

      (3) certain publicly available financial statements and other historical financial information of Kearny Financial and Kearny Savings that they deemed relevant;

      (4) financial projections for Pulaski Bancorp for the year ending December 31, 2002 prepared by Pulaski Bancorp's management and the views of Pulaski Bancorp's management, based on discussions with them, of Pulaski's business, financial condition, results of operations and future prospects;

      (5) certain pro forma analyses of the impact of the merger on Kearny Financial's financial condition, including its pro forma capital ratios;

      (6) the publicly reported historical price and trading activity for Pulaski Bancorp's common stock, including a comparison of certain financial and stock market information for Pulaski Bancorp with similar publicly available information with certain other companies the securities of which are publicly traded;

      (7) the financial terms of certain recent business combinations in the savings institution industry, particularly with respect to business combinations involving institutions structured in the mutual holding company form, to the extent publicly available;

      (8) the current market environment generally and the banking environment in particular; and

      (9) such other information, financial studies, analyses and investigations and financial, economic and market criteria as they considered relevant.

      In performing its reviews and analyses and in rendering its opinion, Sandler O'Neill assumed and relied upon the accuracy and completeness of all the financial information, analyses and other information that was publicly available or otherwise furnished to, reviewed by or discussed with it and further relied on the assurances of management of Pulaski Bancorp and Kearny Financial that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. Sandler O'Neill was not asked to and did not undertake an independent verification of the accuracy or completeness of any of such information and they did not assume any responsibility or liability for the accuracy or completeness of any of such information. Sandler O'Neill did not make an independent evaluation or appraisal of the assets, the collateral securing assets or the liabilities, contingent or otherwise, of Pulaski Bancorp or Kearny Financial or any of their respective subsidiaries, or the collectibility of any such assets, nor was it furnished with any such evaluations or appraisals. Sandler O'Neill is not an expert in the evaluation of allowances for loan losses and it has not made an independent evaluation of the adequacy of the allowance for loan losses of Pulaski Bancorp or Kearny Financial, nor has it reviewed any individual credit files relating to Pulaski Bancorp or Kearny Financial. With Pulaski Bancorp's consent, Sandler O'Neill has assumed that the respective allowances for loan losses for both Pulaski Bancorp and Kearny Financial are adequate to cover such losses. In addition, Sandler O'Neill has not conducted any physical inspection of the properties or facilities of Pulaski Bancorp or Kearny Financial. Sandler O'Neill is not an accounting firm and they relied, with Pulaski Bancorp's consent, on the reports of the independent accountants of Pulaski Bancorp and Kearny Financial for the accuracy and completeness of the audited financial statements furnished to them.

      Sandler O'Neill's opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinion. Sandler O'Neill assumed, in all respects material to its analysis, that all of the representations and warranties contained in the merger agreement and all related agreements are true and correct, that each party to such agreements will perform all of the covenants required to be performed by such party under such agreements and that the conditions precedent in the merger agreement are not waived. Sandler O'Neill also assumed, with Pulaski Bancorp's consent, that there has been no material change in Pulaski Bancorp's and Kearny Financial's assets, financial condition, results of operations, business or prospects since the date of the last financial statements made available to them, that Pulaski Bancorp and Kearny Financial will remain as going concerns for all periods relevant to its analyses, and that the merger will not be a taxable transaction at the corporate level for federal income tax purposes.

      In rendering its January 9, 2002 opinion, Sandler O'Neill performed a variety of financial analyses. The following is a summary of the material analyses performed by Sandler O'Neill, but is not a complete description of all the analyses underlying Sandler O'Neill's opinion. The summary includes information presented in tabular format. IN ORDER TO FULLY UNDERSTAND THE FINANCIAL ANALYSES, THESE TABLES MUST BE READ TOGETHER WITH THE ACCOMPANYING TEXT. THE TABLES ALONE DO NOT CONSTITUTE A COMPLETE DESCRIPTION OF THE FINANCIAL ANALYSES. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Sandler O'Neill believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses considered without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no company included in Sandler O'Neill's comparative analyses described below is identical to Pulaski Bancorp and no transaction is identical to the merger. Accordingly, an analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values or merger transaction values, as the case may be, of Pulaski Bancorp or the companies to which it is being compared.

      The earnings projections for Pulaski Bancorp relied upon by Sandler O'Neill in its analyses were based upon internal projections provided by Pulaski's management for the year ended December 31, 2002. With respect to such financial projections, Pulaski's management confirmed to Sandler O'Neill that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management of the future financial performance of Pulaski Bancorp and Sandler O'Neill assumed for purposes of its analyses that such performance would be achieved. Sandler O'Neill expressed no opinion as to such financial projections or the assumptions on which they were based. The financial projections furnished to Sandler O'Neill by Pulaski Bancorp were prepared for internal purposes only and not with a view towards public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and, accordingly, actual results could vary materially from those set forth in such projections.

      In performing its analyses, Sandler O'Neill also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of Pulaski Bancorp, Kearny Financial and Sandler O'Neill. The analyses performed by Sandler O'Neill are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Sandler O'Neill prepared its analyses solely for purposes of rendering its opinion and provided such analyses to the Pulaski Bancorp Board of Directors at the January 9th meeting. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, Sandler O'Neill's analyses do not necessarily reflect the value of Pulaski Bancorp's common stock or the prices at which Pulaski Bancorp's common stock may be sold at any time.

      SUMMARY OF PROPOSAL. Sandler O'Neill reviewed the financial terms of the proposed transaction. Based upon the per share consideration of $32.90 and Pulaski Bancorp's September 30, 2001 financial information, Sandler O'Neill calculated the following ratios, based on the number of fully diluted shares of Pulaski Bancorp outstanding:

      Transaction value / LTM EPS (1)                   60.9x
      Transaction value/LTM core EPS (2)                49.9x
      Transaction value / book value (3)               253.2%
      Transaction value / tangible book value          253.2%

      --------------------------
      (1) Based on $0.54 LTM EPS.
      (2) Based on $0.66 core LTM EPS.
      (3) Based on $12.99 book value at September 30, 2001.

The aggregate transaction value was approximately $27.5 million, based upon 803,045 shares of Pulaski Bancorp common stock outstanding and held by persons other than Pulaski Bancorp, MHC and 83,793 options outstanding with an exercise price of $20.00. For purposes of Sandler O'Neill's analyses, earnings per share were based on diluted earnings per share. Sandler O'Neill noted that the transaction value represented a 30.3% premium over the closing price of Pulaski Bancorp common stock on January 8, 2002 and an 83.0% premium over the closing price of the stock on December 7, 2001 (one month prior to the January 9th meeting).

      STOCK TRADING HISTORY. Sandler O'Neill reviewed the history of the reported trading prices and volume of Pulaski Bancorp's common stock and the relationship between the movements in the prices of Pulaski Bancorp's common stock to movements in certain stock indices, including the Standard & Poor's 500 Index, the NASDAQ Bank Index and the median performance of a composite group of publicly traded regional savings institutions organized in mutual holding company form selected by Sandler O'Neill. During the one year period ended January 8, 2002, Pulaski Bancorp's common stock outperformed each of the indices to which it was compared.


                             Beginning Index Value          Ending Index Value
                                January 7, 2001              January 8, 2002
                           --------------------------    -----------------------
Pulaski Bancorp                      100.00%                     262.34%
Regional Group                       100.00                      175.46
Nasdaq Bank Index                    100.00                      112.94
S&P 500 Index                        100.00                       89.40

      COMPARABLE COMPANY ANALYSIS. Sandler O'Neill used publicly available information to compare selected financial and market trading information for Pulaski Bancorp and two groups of financial institutions selected by Sandler O'Neill. The first group consisted of Pulaski Bancorp and the following 13 publicly traded regional savings institutions organized in mutual holding company form (the "Regional Group"):

BCSB Bankcorp, Inc.         Alliance Bank            Greene County Bancorp
Liberty Bancorp Inc.        Oneida Financial Corp.   Oswego County Bancorp, Inc.
Pathfinder Bancorp Inc.     Provident Bancorp Inc.   Rome Bancorp Inc.
Skibo Financial Corp.       Sound Bancorp, Inc.      West Essex Bancorp, Inc.
Willow Grove Bancorp Inc.

      Sandler O'Neill also compared Pulaski Bancorp to a group of eight publicly traded savings institutions that had a return on average equity (based on last twelve months' earnings) of greater than 14% and a price-to-tangible book value of greater than 120% (the "High Performing Group"). The High Performing Group was comprised of the following eight institutions:

Ipswich Bancshares, Inc.  NASB Financial Inc.                Laurel Capital Group, Inc.
Coastal Financial Corp.   Hingham Institution for Savings    Warren Bancorp Inc.
WVS Financial Corp.       Alliance Bancorp of New England

      The analysis compared publicly available financial information for Pulaski Bancorp as of and for each of the years ended September 30, 1996 through September 30, 2001 and the median data for each of the Regional Group and High Performing Group as of and for each of the years ended December 31, 1996 through December 31, 2000 and as of and for the twelve months ended September 30, 2001. The table below sets forth the comparative data as of and for the twelve months ended September 30, 2001, with pricing data as of January 8, 2002.

                                                                                HIGH
                                                                              PERFORMING
                                          PULASKI BANCORP   REGIONAL GROUP      GROUP
                                          ---------------   --------------   -----------
Total assets (in millions).............         $238             $343           $375
Tangible equity/total assets...........        10.50%           10.93%          8.34%
Intangible assets/total equity.........         0.00%            0.00%          0.00%
Net loans/total assets.................        58.06%           60.73%         68.63%
Gross loans/total deposits.............        70.82%           80.04%         95.85%
Total borrowings/total assets..........         5.89%           12.53%         16.27%
Non-performing assets/total assets.....         0.29%            0.24%          0.42%
Loan loss reserve/gross loans..........         0.90%            0.85%          1.14%
Net interest margin....................         3.12%            3.36%          3.64%
Non-interest income/average assets.....         0.12%            0.32%          0.43%
Non-interest expense/average assets....         2.26%            2.62%          2.22%
Efficiency ratio.......................        72.19%           71.43%         50.31%
Return on average assets...............         0.43%            0.67%          1.33%
Return on average equity...............         4.20%            6.43%         17.50%
Price/tangible book value per share....       194.30%          148.20%        148.20%
Price/earnings per share...............        46.80x           28.20x         10.00x
Dividend yield.........................         1.50%            2.00%          3.50%
Dividend payout ratio..................        70.40%           45.20%         34.20%

      ANALYSIS OF SELECTED MERGER TRANSACTIONS. Sandler O'Neill reviewed other transactions announced nationwide from January 1, 2001 to January 8, 2002 involving publicly traded savings institutions as acquired institutions with transaction values greater than $15 million. Sandler O'Neill reviewed 31 transactions announced nationwide and four transactions in the mid-Atlantic region. The mid-Atlantic region includes Maryland, New Jersey, New York, Pennsylvania, Delaware and Washington, D.C. Sandler O'Neill reviewed the multiples of transaction value to last twelve months' earnings, transaction value to projected next twelve months' earnings, transaction value to book value, transaction value to tangible book value, tangible book premium to core deposits and premium to market price and computed high, low, mean and median multiples and premiums for these transactions. These multiples were applied to Pulaski Bancorp's financial information as of and for the twelve months ended September 30, 2001. As illustrated in the following table, Sandler O'Neill derived an imputed range of values per share of Pulaski Bancorp's common stock of $9.85 to $24.66 based upon the median multiples for nationwide transactions and $13.47 to $21.29 based upon the median multiples for mid-Atlantic transactions.

                                                     NATIONWIDE TRANSACTIONS                    MID-ATLANTIC TRANSACTIONS
                                           ------------------------------------------ ------------------------------------------
                                                                           Median                                      Median
                                               Range of       Median       Implied                          Median     Implied
                                               Multiples     Multiples     Value       Range of Multiples  Multiples    Value
                                           ------------------------------------------ ------------------------------------------
Price/LTM EPS (1)........................    8.49x-58.33x       18.40x     $  9.85       17.26x-33.08x       25.17x     $13.47
Price/Projected EPS (2)..................    10.00x-25.33x      15.16x       16.67       14.36x-14.36x       14.36x      15.80
Price/Book value.........................    103.56%-300.77%   147.10%       19.11       125.44%-300.77%    151.75%      19.72
Price/Tangible book value................    103.56%-428.45%   147.68%       19.19       137.20%-428.45%    151.75%      19.72
Tang. book premium/core deposits(3)......    0.85%-33.54%        8.72%       20.97       6.78%-33.54%         9.07%      21.29
Premium To market (4)....................    2.28%-86.66%       37.18%       24.66       2.28%-12.66%         8.86%      19.57
-----------------------------------
(1) Based on $0.54 LTM EPS.
(2) Based on projected 2002 EPS of $1.10.
(3) For Pulaski Bancorp,  assumes all deposits other than jumbo certificates are core deposits.
(4) Based on closing stock price one month prior to announcement of transaction and closing price of
    Pulaski Bancorp common stock as of December 7, 2001.

      Sandler O'Neill also reviewed four other transactions announced nationwide from January 1, 2001 to January 8, 2002 involving publicly traded savings institutions structured in mutual holding company form as acquired institutions. Sandler O'Neill reviewed the multiples of transaction value at announcement to last twelve months' earnings, transaction value to projected next twelve months' earnings, transaction value to book value, transaction value to tangible book value, tangible book premium to core deposits and premium to market price and computed high, low, mean and median multiples and premiums for these transactions. These multiples were applied to Pulaski Bancorp's financial information as of and for the twelve months ended September 30, 2001. These multiples are based on the acquired company's total shares outstanding (MHC shares and public shares). As illustrated in the following table, Sandler O'Neill derived an imputed range of values per share of Pulaski Bancorp's common stock of $23.85 to $48.14 based upon the median multiples.

                                          Range of          Median         Median Implied
                                          Multiples        Multiples           Value
                                      ----------------  ---------------  ------------------
Deal price/LTM EPS (1)                   36.1-50.0x          44.57x            $23.85
Deal price/Projected EPS (2)             41.4-46.2x          43.77x             48.14
Deal price/Book value                    140.9-289.1%        204.9%             26.62
Deal price/Tangible book value           140.9-289.1%        204.9%             26.62
Tangible book premium/Core deposits(3)   14.6-43.2%          16.47%             28.06
Premium to market (4)                    9.9-165.7%          116.6%             38.95
------------------------------
(1) Based on $0.54 LTM EPS.
(2) Based on projected 2002 EPS of $1.10.
(3) For Pulaski Bancorp,  assumes all deposits except jumbo certificates are core deposits.
(4) Based on closing stock prices one moth prior to announcement of transaction and closing price of Pulaski Bancorp stock on December 7, 2001.

      DISCOUNTED DIVIDEND STREAM AND TERMINAL VALUE ANALYSIS. Sandler O'Neill also performed an analysis which estimated the future stream of after-tax dividend flows of Pulaski Bancorp through December 31, 2004 under various circumstances, assuming Pulaski Bancorp's current dividend payout ratio and that Pulaski Bancorp performed in accordance with the earnings forecasts reviewed with management. To approximate the terminal value of Pulaski Bancorp common stock at December 31, 2004, Sandler O'Neill applied price/earnings multiples ranging from 10x to 20x and multiples of tangible book value ranging from 100% to 225%. The dividend income streams and terminal values were then discounted to present values using different discount rates ranging from 9% to 15% chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Pulaski Bancorp common stock. As illustrated in the following table, this analysis indicated an imputed range of values per share of Pulaski Bancorp common stock of $8.47 to $20.36 when applying the price/earnings multiples and $9.71 to $26.30 when applying multiples of tangible book value.

              EARNINGS PER SHARE MULTIPLES                TANGIBLE BOOK VALUE MULTIPLES
------------------------------------------------------ ------------------------------------
DISCOUNT RATE     10X       14X       16X       20X       100%     150%     175%     225%
-------------  --------  --------  --------- --------- --------- -------- -------- --------

        9%      $10.45    $14.41    $16.40    $20.36    $11.99    $17.71   $20.58   $26.30
        11        9.73     13.42     15.26     18.94     11.16     16.49    19.15    24.47
        13        9.07     12.50     14.22     17.65     10.41     15.36    17.84    22.79
        15        8.47     11.67     13.27     16.47      9.71     14.33    16.64    21.26

Sandler O'Neill noted that the discounted dividend stream and terminal value analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, and the results thereof are not necessarily indicative of actual values or future results.

      In connection with rendering the opinion included as an exhibit to this proxy statement, Sandler O'Neill confirmed the appropriateness of its reliance on the analyses used to render its January 9, 2002 opinion by performing procedures to update certain of such analyses and by reviewing the assumptions upon which such analyses were based and the other factors considered in rendering its opinion.

      Pulaski has agreed to pay Sandler O'Neill a transaction fee of approximately $275,000 in connection with the merger, of which approximately $68,750 has been paid and the balance of which is contingent, and payable, upon closing of the merger. Sandler O'Neill has also received a fee of $50,000 for rendering its opinion, which will be credited against that portion of the fee due upon the closing of the merger. Pulaski has also agreed to reimburse Sandler O'Neill for its reasonable out-of-pocket expenses incurred in connection with its engagement and to indemnify Sandler O'Neill and its affiliates and their respective partners, directors, officers, employees, agents, and controlling persons against certain expenses and liabilities, including liabilities under securities laws.

      Sandler O'Neill has in the past provided, and from time to time in the future may provide, investment banking services to Kearny, for which it received, or will receive, its customary compensation. In addition, in the ordinary course of its business as a broker-dealer, Sandler O'Neill may purchase securities from and sell securities to Pulaski and Kearny and may actively trade Pulaski Bancorp common stock for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

INTERESTS OF DIRECTORS AND OFFICERS IN THE MERGER THAT ARE DIFFERENT FROM YOUR INTERESTS

      Some members of our management and Board of Directors may have interests in the merger that are in addition to or different from the interests of our shareholders. Our Board of Directors was aware of these interests and considered them in approving the merger agreement. Included below is a summary of some of the benefit plans under which officers or directors participate and under which benefits will be paid in accordance with the merger agreement.

      EMPLOYMENT AGREEMENTS. John T. Robertson, President and Chief Executive Officer of Pulaski Bancorp, and Lee Wagstaff, Vice President, Chief Financial Officer and Treasurer of Pulaski Bancorp, currently have employment agreements with Pulaski Bancorp and Pulaski Savings Bank described elsewhere in this proxy statement that will be triggered upon the Effective Date of the Merger. Messrs. Robertson and Wagstaff, will be paid $346,800 and $332,267, respectively under the employment agreements as of the Effective Date of the Merger.

      NON-COMPETE AGREEMENTS. Neither Mr. Robertson, nor Mr. Wagstaff are prohibited from competing with Kearny following the Merger under their respective employment agreements. Consequently, on the Effective Date of the merger, John T. Robertson and Lee Wagstaff will enter into non-competition agreements with Kearny Financial, for a term of 12 months and will be paid $150,767 and $86,733, respectively, by Kearny on a monthly basis over the term of the agreements. In consideration for such payments, Mr. Robertson and Mr. Wagstaff will be subject to certain non-competition requirements for 12 months.

      CHANGE IN CONTROL. Pulaski Savings Bank maintains change in control agreements with both Valerie Kaminski and Patrick Paolella, which provide that upon consummation of the merger, Ms. Kaminski and Mr. Paolella will receive lump sum payments estimated at $263,578 and $183,784, respectively.

      ADVISORY BOARD. Kearny Federal Savings Bank has agreed that each member of the Pulaski Savings Board will be entitled to serve on an advisory board to be established by Kearny Federal Savings Bank for at least a three-year period following the Effective Date. Each member of the Pulaski Savings Board serving on this advisory board will receive a fee equal to $21,000 per year.

      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. Pulaski Savings Bank maintains a supplemental executive retirement plan for the benefit of Valerie Kaminski. Upon completion of the merger, the plan will be terminated and Ms. Kaminski will receive payment of benefits under the plan in a lump sum. The current estimated lump sum payment is $21,680.

      DIRECTORS RETIREMENT PLAN. Pulaski Savings Bank maintains the Pulaski Savings Bank Consultation and Retirement Plan for Non-Employee Directors (the "Directors' Retirement Plan") as described elsewhere in this proxy statement. In accordance with the merger agreement, upon completion of the merger, the Directors' Retirement Plan will be terminated and Pulaski Savings Bank will either (i) make a lump-sum distribution to each non-officer director participating in the Directors' Retirement Plan in an amount approximately equal to the present value of the vested benefits under the Directors' Retirement Plan or (ii) pay the vested benefits in periodic payments. Upon the change in control, all benefits under the Directors' Retirement Plan become fully vested.

      INDEMNIFICATION. The merger agreement provides that, for a period of six years after the completion of the merger, Kearny Financial will indemnify the directors and officers of Pulaski Bancorp against certain liabilities to the fullest extent that Kearny Financial is permitted to indemnify its directors and executive officers. Furthermore, Kearny Financial has also agreed to use its reasonable best efforts to provide, for a period of three years, subject to certain limitations, directors' and officers' liability insurance coverage for persons who were covered by such insurance maintained by Pulaski Bancorp on the date of the merger agreement.

CONDITIONS OF THE MERGER

      The respective obligations of Pulaski Bancorp and Kearny Financial to effect the merger are subject to the satisfaction or waiver of the following conditions specified in the merger agreement. Pulaski Bancorp and Kearny Financial must:

     o      obtain corporate approvals to execute the merger agreement;

     o      fulfill their obligations under the merger agreement;

     o      avoid any material breach of their representations and warranties;

     o obtain regulatory approvals (without burdensome conditions in the reasonable judgment of Kearny Financial) from the Office of Thrift Supervision;

     o not have in effect any order, decree, or injunction of a court or agency of competent jurisdiction which would prevent the completion of the merger transactions;

     o receive certain officer's certificates from each other regarding the satisfaction of the merger agreement's conditions; and

     o      obtain legal opinions from counsel.

Pulaski must also:

     o      obtain  approval from  shareholders;

     o do nothing that would have or result in any material adverse effect on Pulaski; and

     o receive an updated fairness opinion from Sandler O'Neill prior to the mailing of the proxy statement.

Kearny Financial must also deposit with the exchange agent an amount of cash equal to the merger consideration shareholders of Pulaski Bancorp shall be entitled to receive.

      You can find the details of the condition to the merger in Article VI of Appendix A. We cannot guarantee that all of these conditions will be satisfied or waived.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO YOU

      The exchange of our common stock for cash pursuant to the terms of the merger agreement will be a taxable transaction for federal income tax purposes under the Internal Revenue Code, and may also be a taxable transaction under state, local and other tax laws. A shareholder of Pulaski Bancorp will recognize gain or loss equal to the difference between the amount of cash received by the shareholder pursuant to the merger and the tax basis in the Pulaski Bancorp common stock exchanged by such shareholder pursuant to the merger. Gain or loss must be determined separately for each block of Pulaski Bancorp common stock surrendered pursuant to the merger. For purposes of federal tax law, a block consists of shares of Pulaski Bancorp common stock acquired by the shareholder at the same time and price.

      Gain or loss recognized by the shareholder exchanging his or her Pulaski Bancorp common stock pursuant to the merger will be capital gain or loss if such Pulaski Bancorp common stock is a capital asset in the hands of the shareholders. If the Pulaski Bancorp common stock has been held for more than one year, the gain or loss will be long-term. Capital gains recognized by an exchanging individual shareholder generally will be subject to federal income tax at capital gain rates applicable to the shareholder (up to a maximum of 38.6% for short-term capital gains and 20% for long-term capital gains), and capital gains recognized by an exchanging corporate shareholder generally will be subject to federal income tax at a maximum rate of 34%.

      Neither Pulaski nor Kearny has requested or will request a ruling from the Internal Revenue Service as to any of the tax effects to Pulaski Bancorp's shareholders of the transactions discussed in this proxy statement, and no
opinion  of  counsel  has  been  or  will  be  rendered  to  Pulaski   Bancorp's
shareholders with respect to any of the tax effects of the merger to shareholders.

      The federal income tax discussion set forth above is based upon current law and is intended for general information only. You are urged to consult your tax advisor concerning the specific tax consequences of the merger to you, including the applicability and effect of state, local or other tax laws and of any proposed changes in those tax laws and the Internal Revenue Code. We also note that any stock held in an individual retirement account or other tax-deferred account may not be subject to immediate taxation upon receipt of the cash consideration in the merger.

EFFECTIVE TIME

      The merger will be consummated if the merger agreement is approved by Pulaski Bancorp shareholders, Pulaski and Kearny obtain all required consents and all other conditions to the merger are either satisfied or waived. The merger will become effective on the date (the "Effective Date") and at the time (the "Merger Effective Date") that certificates of merger are filed with the Office of Thrift Supervision, or such later date or time as may be indicated in such certificates. Pulaski and Kearny have generally agreed to cause the Effective Date to occur no later than fifteen days after the last of the conditions to the consummation of the merger have been satisfied or waived (including the expiration of any applicable waiting periods). It is currently anticipated that the merger will occur in the third quarter of 2002. Pulaski and Kearny each has the right to terminate the merger agreement if the merger is not completed by December 31, 2002. However, the parties have agreed to extend this deadline for an additional 120 days if they reasonably believe the merger can be completed within that time period.

PROCEDURES FOR SURRENDERING YOUR CERTIFICATES

      On or prior to the Merger Effective Date, Kearny will deposit with the exchange agent an amount of cash equal to the aggregate merger consideration. The exchange agent will act as paying agent for the benefit of the holders of certificates of Pulaski Bancorp common stock in exchange for the merger consideration. Each holder of Pulaski Bancorp common stock who surrenders his or her Pulaski Bancorp shares to the exchange agent will be entitled to receive a cash payment of $32.90 per share of Pulaski Bancorp common stock upon acceptance of the shares by the exchange agent.

      No later than five business days after the Merger Effective Date, a letter of transmittal will be mailed by the exchange agent to Pulaski Bancorp shareholders. The letter of transmittal will contain instructions for surrendering your certificates of Pulaski Bancorp common stock.

      You should not return your Pulaski Bancorp common stock certificates with the enclosed proxy, and you should not send your stock certificates to the exchange agent until you receive the letter of transmittal.

      If a certificate for Pulaski Bancorp common stock has been lost, stolen or destroyed, the exchange agent is not obligated to deliver payment until the holder of the shares delivers:

     o an appropriate affidavit by the person claiming the loss, theft or destruction of his or her certificate;

     o      an indemnity agreement; and

     o      if required by the exchange agent or Kearny, a bond.

      Twelve months following the Merger Effective Date, the exchange agent will deliver to Kearny any funds, certificates, and other documents, not claimed by former Pulaski Bancorp shareholders. Thereafter, the payment obligation for any certificate representing Pulaski Bancorp common stock which has not been satisfied will become the responsibility of Kearny.

      If certificates for Pulaski Bancorp common stock are not surrendered prior to the date on which such payments would otherwise escheat to or become the property of any governmental agency, the unclaimed amounts will become the property of Kearny to the extent permitted by applicable law, free and clear of all claims or interest of any person previously entitled to such property. None of Kearny, Pulaski Bancorp, the exchange agent or any other party to the merger will be liable to any former holder of Pulaski Bancorp common stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

APPROVALS NEEDED TO COMPLETE THE MERGER

      In addition to the approval of the merger agreement by our shareholders, completion of the merger and the transactions contemplated by the merger agreement is subject to the prior approval of the Office of Thrift Supervision. In reviewing applications, the Office of Thrift Supervision must consider, among other factors, the financial and managerial resources and future prospects of the existing and resulting institutions, and the convenience and needs of the communities to be served. In addition, the Office of Thrift Supervision may not approve a transaction if it will result in a monopoly or otherwise be anti-competitive.

      Under the Community Reinvestment Act of 1977, the Office of Thrift Supervision must take into account the record of performance of Pulaski Savings and Kearny Federal in meeting the credit needs of the entire community, including low and moderate-income neighborhoods, served by each institution. Pulaski Savings and Kearny Federal each received a "satisfactory" rating during their respective last Community Reinvestment Act examinations.

      Applications have been filed with the Office of Thrift Supervision and are currently pending. No assurance can be given that regulatory approval will be obtained or that such regulatory approval will not contain any conditions or requirements that are unduly burdensome or would materially reduce the value of the merger transactions to Pulaski Bancorp shareholders.

      In addition, a period of up to 30 days must expire following approval by Office of Thrift Supervision within which period the United States Department of Justice may file objections to the Merger under the Federal Anti-Trust Laws. Although we believe that the likelihood of such action by the department of justice is remote in this merger, there can be no assurance that the Department of Justice will not initiate such proceeding. If such proceeding is instituted or challenge is made, we cannot ensure a favorable result.

      We are not aware of any other regulatory approvals required for completion of the merger, except as described above. Should any other approvals be required, it is presently contemplated that such approvals would be sought. There can be no assurance that any other approvals, if required, will be obtained.

      The approval of any application merely implies the satisfaction of regulatory criteria for approval which does not include review of the merger from the standpoint of the adequacy of the consideration to be received by Pulaski Bancorp shareholders. Furthermore, regulatory approvals do not constitute an endorsement or recommendation of the merger.

TIME PERIOD FOR COMPLETING THE MERGER

      If the merger is not consummated on or before December 31, 2002, the merger agreement may be terminated by either Kearny or Pulaski. However, the parties have agreed to extend this deadline for an additional 120 days if they reasonably believe the merger can be completed during that time period.

OTHER PROVISIONS OF THE MERGER AGREEMENT

      Although the completion of the merger requires shareholder approval, many provisions of the merger agreement became effective immediately upon its signing. Your vote was not required to make these provisions binding obligations of Kearny and Pulaski.

      REPRESENTATIONS AND WARRANTIES. Each party has made representations and warranties to the other party with respect to various matters, including its financial statements, capital structure, business loans, investments, regulatory filings and benefit plans. These representations and warranties must be true and correct upon both signing of the merger agreement and the completion of the merger. A party can terminate the merger agreement if the other party's representations and warranties are not true and correct resulting in a material adverse effect on that other party. If the merger is completed, or if the merger agreement is terminated for some unrelated reason, the representations and warranties become void. You can find details of these obligations in Articles III and IV of Appendix A.

      COOPERATION AND CONDUCT OF BUSINESS. Each party has agreed to cooperate in completing the merger and to avoid extraordinary transactions between the signing of the merger agreement and the completion of the merger. In addition, we have agreed not to solicit or encourage a competing transaction to acquire us. However, we can furnish information to or negotiate with someone who makes an unsolicited written bona fide proposal if our advisors determine that it is our board of directors fiduciary duty to do so. These provisions become void if the merger is completed. These provisions also become void if the merger agreement is terminated, except for those related to confidentiality and shared expenses. You can find details of these obligations in Article V of Appendix A.

      WAIVER AND AMENDMENT. Section 8.03 of Article VIII of Appendix A allows either Kearny or Pulaski to extend the time for the performance of any obligation by the other party, and to waive (to the extent permitted by law) any condition or obligation of the other party.

      TERMINATION. The merger agreement may be terminated by mutual agreement of the parties (even after shareholder approval), or by Kearny or Pulaski under any of the following circumstances:

     o      in response to a material breach which is not cured within 30 days.

     o if the merger is not completed by December 31, 2002, or 120 days thereafter.

     o if any required regulatory, shareholder or member (if required) approval is not obtained.

      o if our board of directors withdraw their recommendation to approve the merger agreement or modify or qualify their recommendation in a manner adverse to Kearny.

      o if we enter into another agreement with someone else, in connection with a superior proposal (as defined in the agreement).

      o if our board of directors determine, after consultation with our advisors, that it is their fiduciary duty to accept such a superior proposal.

      You can find details of the termination provisions in Article VII of Appendix A.

      You can find details of the  termination  fee provision in Section 7.02 of
Article VII of Appendix A.

      TERMINATION FEES. We will pay Kearny $1.5 million if we receive a superior proposal and terminate the merger agreement (or determine we must terminate the merger agreement) with Kearny or if our board of directors withdraw or change their recommendation to approve the merger agreement.

DISSENTERS' RIGHTS

      Federal law does not grant dissenters' rights to the shareholders of Pulaski Bancorp.

                        ADDITIONAL INFORMATION REGARDING
                               THE ANNUAL MEETING


                                 STOCK OWNERSHIP

      The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of Pulaski Bancorp's outstanding shares of common stock on April 5, 2002. Other than those persons listed below, Pulaski Bancorp is not aware of any person that owns more than 5% of Pulaski Bancorp's common stock as of April 5, 2002. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.


                                                           PERCENT OF
                                                             COMMON
       NAME AND ADDRESS                NUMBER OF             STOCK
     OF BENEFICIAL OWNER              SHARES OWNED         OUTSTANDING
   ------------------------------     ------------    ----------------------

   Pulaski Bancorp, M.H.C.(1)          1,117,800              58.2%
   130 Mountain Avenue
   Springfield, New Jersey 07081

---------------------------
(1) The members of the Board of Directors of Pulaski Bancorp also constitute the Board of Directors of Pulaski Bancorp, M.H.C.

      The following table provides information about the shares of Pulaski Bancorp common stock that may be considered to be owned by each director or nominee for director of Pulaski Bancorp, by the executive officers named in the summary compensation table and by all directors and executive officers of Pulaski Bancorp as a group as of April 5, 2002. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                                            NUMBER OF SHARES
                                                                               THAT MAY BE             PERCENT OF
                                                   NUMBER OF                 ACQUIRED WITHIN             COMMON
                                                  SHARES OWNED                 60 DAYS BY                STOCK
NAME                                           (EXCLUDING OPTIONS)(1)        EXERCISING OPTIONS       OUTSTANDING(2)
------                                     --------------------------  ---------------------------  -----------------
Thomas Bentkowski..........................          34,405(3)                    19,044                   2.8%
Eugene J. Bogucki, M.D.....................           1,243                        3,808                    *
Anthony C. Majeski.........................          17,204                        3,808                   1.1%
Edward J. Mizerski.........................           2,904                        3,808                    *
Peter C. Pietrucha.........................           9,404(4)                     3,808                    *
John T. Robertson..........................             500                          --                     *
Walter F. Rusak............................           6,904                        3,808                    *
Lee Wagstaff...............................          19,834                       11,426                   1.6%

All Executive Officers and
   Directors as a Group (10 persons).......         113,100                       64,744                   9.3%

-----------------------------
* Less than 1% of shares outstanding
(1) Includes unvested shares awarded under Pulaski Bancorp's 1997 Stock-Based Incentive Plan (the "Incentive Plan") for Messrs. Bentkowski, Bogucki, Majeski, Mizerski, Pietrucha, Rusak, Wagstaff and all other executive officers as to which the holder has voting power but not investment power, as follows: 1,904 shares; 381 shares; 381 shares; 381 shares; 381 shares; 381 shares; 1,143 shares and 1,524 shares, respectively. Also includes shares allocated under the ESOP for Messrs. Bentkowski, Wagstaff and all other executive officers as to which the holder has voting power but not investment power, as follows: 7,568 shares, 6,120 shares and 8,083 shares, respectively.
(2) Based on 1,920,845 shares of Pulaski Bancorp common stock outstanding and entitled to vote as of April 5, 2002, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(3) Includes 7,315 shares owned by Mr. Bentkowski's spouse.
(4) Includes 2,500 shares owned by Mr. Pietrucha's spouse.

                              ELECTION OF DIRECTORS

      The Board of Directors of Pulaski Bancorp currently consists of seven (7) directors and is divided into three classes. Each of the seven members of the Board of Directors also presently serves as a director of Pulaski Savings Bank and Pulaski Bancorp, M.H.C. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

      The two nominees proposed for election at the Annual Meeting are Eugene J. Bogucki, M.D. and Anthony C. Majeski. The nominees will serve until the consummation of the Merger or, if the Merger is not then consummated, for a term of three years or until their respective successors have been elected and qualified. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and Pulaski Bancorp.

      In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE DIRECTORS IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

      Information regarding the Board of Directors' nominees, the directors continuing in office and the executive officers named in the summary compensation table who are not also directors is provided below. The age indicated for each individual is as of April 5, 2002. The indicated period of service as a director includes the period of service as a director of Pulaski Savings Bank.

                    BOARD NOMINEES FOR ELECTION OF DIRECTORS

      EUGENE J. BOGUCKI, M.D. is a retired physician and surgeon. Age 76. Director since 1992.

      ANTHONY C. MAJESKI is a Certified Public Accountant and a retired banker. Age 70. Director since 1994.

                         DIRECTORS CONTINUING IN OFFICE

THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2003:

      EDWARD J. MIZERSKI is a retired banker who currently serves as Chairman of the Board of Directors of Pulaski Bancorp and Pulaski Savings Bank. Age 75. Director since 1989.

      PETER C. PIETRUCHA is a retired attorney at law. Mr. Pietrucha serves as Vice Chairman of the Board of Directors of Pulaski Bancorp and Pulaski Savings Bank. Age 80. Director since 1983.

THE FOLLOWING DIRECTORS HAVE TERMS ENDING IN 2004:

      THOMAS  BENTKOWSKI  served as  President  and Chief  Executive  Officer of
Pulaski Bancorp from 1999 to 2001 as President and Chief Executive Officer of Pulaski Savings Bank from 1989 to 2001. Age 65. Director since 1983.

      JOHN T. ROBERTSON has served as President and Chief Executive Officer of Pulaski Bancorp and Pulaski Savings Bank since 2001. Prior to that he served as Executive Vice President and Chief Operating Officer of Pulaski Bancorp and Pulaski Savings Bank in 2000. Prior to joining Pulaski Bancorp, Mr. Robertson served as President and Chief Executive Officer of Chatham Savings, FSB, Chatham, New Jersey from 1996 to 2000. Age 59. Director since 2000.

      WALTER F. RUSAK is a retired  school  principal.  Age 54.  Director  since
1995.

                  EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS

      LEE WAGSTAFF, age 61, is a certified public accountant and has served as Vice President, Chief Financial Officer and Treasurer of Pulaski Bancorp and Pulaski Savings Bank since 1999 and 1984, respectively.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors of Pulaski Bancorp conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of Pulaski Bancorp generally meets on a monthly basis and may have additional special meetings called in the manner specified in the bylaws. During the fiscal year ended December 31, 2001, the Board of Directors of Pulaski Bancorp held 12 meetings and 3 special meetings. The Board of the Directors of Pulaski Savings Bank held 12 regular meetings and 4 special meetings. No Directors of Pulaski Bancorp or Pulaski Savings Bank attended less than 75% of the total number of meetings and committee meetings on which such Directors served which were held in 2001.

COMMITTEES

      The Salary/Benefits Committee, consisting of the full Board of Directors, reviews and determines salaries and other benefits for all employees of Pulaski Bancorp. The Salary/Benefits Committee met three times during 2001.

      Pulaski Bancorp's Nominating Committee, consisting of the full Board of Directors, nominates persons for election to the Board of Directors of Pulaski Bancorp. The Nominating Committee met on February 28, 2002. Pulaski Bancorp's bylaws provide for shareholder nominations of directors. See "SHAREHOLDER PROPOSALS AND NOMINATIONS."

      The Audit Committee consists of all non-employee directors. This committee is responsible for the review of audit reports and management's actions regarding the implementation of audit findings and review compliance with all relevant loans and regulations. The Audit Committee of Pulaski Savings Bank met 12 times in 2001.

DIRECTORS' COMPENSATION

      DIRECTORS' FEES. Directors do not receive any fees or retainer for serving on Pulaski Bancorp's Board of Directors. Non-employee directors of Pulaski Savings Bank are currently paid an annual retainer of $21,000, except that the Chairman and Vice Chairman of the Board receive an annual retainer of $27,184 and $22,576, respectively. Non-employee directors are also currently paid a fee of $350 for each special meeting of the Board of Directors which they attend related to mergers and acquisitions.

      DIRECTORS' RETIREMENT PLAN. Pulaski Savings Bank maintains the Pulaski Savings Bank Consultation and Retirement Plan for Non-Employee Directors. The purpose of the Directors' Retirement Plan is to promote the interest of Pulaski Savings Bank by providing for the continuing advice of certain retiring directors and to provide those eligible individuals with retirement income. Only directors who are not employees of Pulaski Savings Bank or its affiliates are eligible to participate in the plan. Eligible directors generally will become entitled to benefits under the Directors' Retirement Plan after attaining age 55, and completing five or more years of service with the Board, provided they execute an agreement to provide consulting services to Pulaski Savings Bank from time to time following retirement. Benefits will accrue under the plan based on a director's service with the Board and the remuneration he receives for his services as a member of the Board. The maximum benefit a director may accrue under the Directors' Retirement Plan, upon completion of eight years of service as a director, is an annual benefit equal to two- thirds of the average of the director's three highest years' Board remuneration, payable for 10 years.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth the cash compensation paid by Pulaski Bancorp, as well as other compensation paid or accrued for services rendered in all capacities during the years ended December 31, 2001, 2000 and 1999 to the Chief Executive Officer and all other executive officers of Pulaski Bancorp and Pulaski Savings Bank who earned and/or received salary and bonus in excess of $100,000 in 2001.

                                                 ANNUAL                  LONG-TERM COMPENSATION
                                              COMPENSATION(1)                     AWARDS
                                        --------------------------- -------------------------------------

                                                                                       SECURITIES
                                                                     RESTRICTED        UNDERLYING           ALL OTHER
NAME AND                                                            STOCK AWARDS      OPTIONS/SARS        COMPENSATION
PRINCIPAL POSITIONS            YEAR      SALARY($)     BONUS($)         ($)                (#)               ($)(2)
-------------------         ---------- ------------- ------------ -------------- ---------------------  ----------------
John T. Robertson(3)           2001      $137,500      $15,000           --                 --                  --
     President and Chief
     Executive Officer

Thomas Bentkowski(4)           2001       $68,019                        --                 --              $387,991
    President and Chief        2000       168,430        8,300           --                 --                48,037
    Executive Officer          1999       161,180        6,447           --                 --                44,082

Lee Wagstaff                   2001      $111,000       $8,000           --                 --               $28,546
     Vice President, Chief     2000       104,275        6,500           --                 --                14,404
     Financial Officer and     1999        99,375        3,975           --                 --                13,406
     Treasurer

--------------------------------
(1) Does not include the  aggregate  amount of  perquisites  and other  personal benefits, which was less than $50,000 or 10% of the individual's total salary and bonus for the year.
(2) All other compensation in 2001 includes matching contributions of $1,122 and $1,601 to the accounts of Messrs., Bentkowski and Wagstaff, respectively, under Pulaski Savings Bank's 401(k) Plan. Also includes employer contributions of $61,074 credited under Pulaski Savings Bank's supplemental executive retirement arrangement for Mr. Bentkowski. Also includes $299,732 payable in 19 monthly payments, beginning June 18, 2001, to Mr. Bentkowski in connection with his retirement. Also includes for Mr. Bentkowski, $26,063, representing the value of an automobile transferred to him in connection with his retirement. Also includes for Mr. Wagstaff, $26,945, representing the value of 1,065 shares of common shares allocated, pursuant to his employee stock ownership plan account, based on the closing price of $25.30 on December 31, 2001.
(3) Mr. Robertson became President and Chief Executive Officer effective June 1, 2001. Prior to becoming President and Chief Executive Officer, Mr. Robertson served as Executive Vice President and Chief Operating Officer.
(4) Mr. Bentkowski retired from Pulaski Bancorp effective May 31, 2001.

EMPLOYMENT AGREEMENTS

      EMPLOYMENT AGREEMENTS. Pulaski Savings Bank entered into three-year employment agreements with Messrs. Bentkowski and Wagstaff and a two-year employment agreement with Mr. Robertson. Mr. Bentkowski retired from Pulaski Bancorp and Pulaski Savings Bank on May 31, 2001. In connection with his retirement and termination of his employment agreement, Mr. Bentkowski received $299,732, payable in 19 monthly payments beginning June 18, 2001. Under the remaining employment agreements, the current salary levels for Messrs.

Wagstaff and Robertson (collectively the "Executive") are $120,000 and $147,500, respectively, which amounts may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On the anniversary of the commencement date of the employment agreements, the term of the agreements may be extended for an additional year at the discretion of the Board.

      The employment agreements provide for termination by Pulaski Savings Bank or Pulaski Bancorp for cause, as defined in the employment agreements, at any time. If Pulaski Savings Bank or Pulaski Bancorp terminates the Executive's employment for reasons other than for cause, or if the Executive resigns from Pulaski Savings Bank after specified circumstances that would constitute constructive termination, the Executive or, if the Executive dies, his beneficiary, would be entitled to receive an amount equal to the remaining payments that would have been due to the Executive, and the contributions that would have been made on the Executive's behalf to any employee benefit plans of Pulaski Savings Bank and Pulaski Bancorp during the remaining term of the employment agreement. Pulaski Savings Bank and Pulaski Bancorp would also continue and/or pay for the Executive's life, health, dental and disability coverage for the remaining term of the employment agreement. The employment agreements restrict each Executive's right to compete against Pulaski Savings Bank or Pulaski Bancorp for a period of one year from the date of termination if his employment is terminated without cause, except if the termination follows a change in control.

      The employment agreements also provide for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of Pulaski Savings Bank or Pulaski Bancorp. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, the Executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control.

      The value of the severance benefits, payable under the employment agreement is three times, for Mr. Wagstaff, and two times, for Mr. Robertson, the Executive's average annual compensation during the five most recent taxable years preceding the effective date of the change in control. The employment agreement provides that the severance benefit may be distributed, at the Executive's election, in the form of a lump sum cash payment. The employment also provides for continued coverage under Pulaski Savings Bank's health, life and disability programs for a 36-month period for Mr. Wagstaff and a 24-month period for Mr. Robertson following the change in control. The aggregate payments and benefits afforded to the Executive may not exceed three times the Executive's base amount, as determined in accordance with Section 280G of the Internal Revenue Code of 1986, as amended.

      INCENTIVE PLAN. Pulaski Bancorp maintains the Incentive Plan for both directors and employees. The following table provides certain information with respect to the number of shares of common stock represented by outstanding options and the values of such options held by Messrs. Robertson, Bentkowski and Wagstaff as of December 31, 2001. None of Messrs. Robertson, Bentkowski or Wagstaff exercised any stock options during the year ended December 31, 2001.

                            FISCAL YEAR-END OPTION/SAR VALUES


                                                                          VALUE OF
                                    NUMBER OF SECURITIES                UNEXERCISED
                                   UNDERLYING UNEXERCISED               IN-THE-MONEY
                                      OPTIONS/SARS AT                  OPTION/SARS AT
                                    FISCAL YEAR END(#)              FISCAL YEAR END($)(1)
                                  ---------------------------   ----------------------------
NAME                               EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
-----                             ---------------------------   ----------------------------

John T. Robertson..................           --/--                        --/--
Thomas Bentkowski..................       19,044/4,761               $100,933/$25,233
Lee Wagstaff.......................       11,428/2,855                $60,568/$15,132

------------------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2001 less the option exercise price. Options are in-the-money only if the market value of shares covered by options is greater than the exercise price.


                    TRANSACTIONS WITH CERTAIN RELATED PERSONS

      All loans made by Pulaski Savings Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. Non-executive officer employees which satisfy certain eligibility and lending criteria are extended accommodations and discounts on loan fees and interest rates in connection with the purchase or refinance of their principal residences. In accordance with recently modified federal regulations, Pulaski Bancorp may in the future extend the same accommodations on such loans to eligible executive officers and directors.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires Pulaski Bancorp's executive officers and directors, and persons who own more than 10% of any registered class of Pulaski Bancorp's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish Pulaski Bancorp with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to Pulaski Bancorp from the individuals required to file the reports, Pulaski Bancorp believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Pulaski Bancorp common stock during the fiscal year ended December 31, 2000, except that one report on Form 4 containing one transaction for Eugene J. Bogucki, M.D., was filed late due to administrative error.


                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

      Pulaski Bancorp's independent auditors for the fiscal year ended December 31, 2001 were Radics & Co., LLC. Pulaski Bancorp's Board of Directors has reappointed Radics & Co., LLC to continue as independent auditors for Pulaski Savings Bank and Pulaski Bancorp for the year ending December 31, 2002, subject to ratification of such appointment by the shareholders.

      Representatives of Radics & Co., LLC will be present at the annual meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the annual meeting.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF RADICS & CO., LLC AS THE INDEPENDENT AUDITORS OF PULASKI BANCORP.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
RATIFICATION OF THE APPOINTMENT OF RADICS & CO., LLC AS THE INDEPENDENT AUDITORS OF PULASKI BANCORP.

The following table sets forth the fees billed to Pulaski Bancorp for the fiscal year ending December 31, 2001 by Radics & Co., LLC:


        Audit Fees.................................. $34,934

        Financial information and systems...........  27,948

        All other fees*.............................    0

        ------------------
        *Includes fees for tax-related services, assistance with securities filings and other services.

      The Audit Committee believes that the non-audit fees paid to Radics & Co., LLC are compatible with maintaining Radics & Co., LLC's independence.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of Pulaski Bancorp. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of five directors, each of whom is independent under National Association of Securities Dealer's listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which was attached to last year's proxy statement.

      The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Pulaski Bancorp's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

      The Audit Committee's responsibility is to monitor and review Pulaski Bancorp's financial reporting process, including its system of internal control and the preparation of consolidated financial statements. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that Pulaski Bancorp's financial statements are presented in accordance with generally accepted accounting principles, that the audit of Pulaski Bancorp's financial statements has been carried out in accordance with generally accepted auditing standards or that Pulaski Bancorp's independent accountants are in fact "independent."

                            Audit Committee Members:


                          Edward J. Mizerski, Chairman
                                Eugene J. Bogucki
                               Anthony C. Majeski
                               Edward J. Mizerski
                               Peter C. Pietrucha
                                 Walter F. Rusak

                     SHAREHOLDERS PROPOSALS AND NOMINATIONS

SHAREHOLDER PROPOSALS

      Pulaski Bancorp must receive proposals that shareholders seek to include in the proxy statement for Pulaski Bancorp's next annual meeting no later than December 13, 2002. If next years annual meeting is held on a date more than 30 calendar days from May 22, 2003, a shareholder proposal must be received by a reasonable time before Pulaski Bancorp begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

NOTICE OF BUSINESS TO BE CONDUCTED AT A SPECIAL OR ANNUAL MEETING

      Pulaski Bancorp's bylaws provides that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days before the date of the annual meeting; provided that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to shareholders or prior public disclosure of the meeting date was made. A copy of the bylaws may be obtained from Pulaski Bancorp.


                                  MISCELLANEOUS

      The cost of solicitation of proxies on behalf of the Board will be borne by Pulaski Bancorp. Proxies may be solicited personally or by telephone by directors, officers and other employees of Pulaski Bancorp and Pulaski Savings Bank without any additional compensation. Pulaski Bancorp will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so. Regan & Associates, Inc., a proxy solicitation firm, will be paid a fee of $4,000, plus out-of-pocket expenses to assist Pulaski Bancorp.

      Pulaski Bancorp's annual report to shareholders has been mailed to persons who were shareholders as of the close of business on April 5, 2002. Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of Pulaski Bancorp. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

      A COPY OF PULASKI BANCORP'S FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE SHAREHOLDERS AS OF THE CLOSE OF BUSINESS ON APRIL 5, 2002 UPON WRITTEN REQUEST TO VALERIE KAMINSKI, SECRETARY, PULASKI BANCORP, INC., 130 MOUNTAIN AVENUE SPRINGFIELD, NEW JERSEY 07081.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Valerie Kaminski

                                     Valerie Kaminski
                                     SECRETARY


Springfield, New Jersey
April 12, 2002

                                                                      APPENDIX A




                          AGREEMENT AND PLAN OF MERGER

                                 By and Between

                          KEARNY FEDERAL SAVINGS BANK

                                      And

                             KEARNY FINANCIAL CORP.

                                      And

                                   KEARNY MHC

                                      And

                              PULASKI SAVINGS BANK

                                      And

                              PULASKI BANCORP, INC.

                                      And

                             PULASKI BANCORP, M.H.C.



                          Dated as of January 10, 2002



                                            AGREEMENT AND PLAN OF MERGER

                                                     ARTICLE I
                                                CERTAIN DEFINITIONS
Section 1.01      Definitions......................................................................................

                                                    ARTICLE II
                                          THE MERGER AND RELATED MATTERS

Section 2.01      Effects of Merger; Surviving Institutions........................................................
Section 2.02      Conversion and Cancellation of Shares; Effect on Members.........................................
Section 2.03      Exchange Procedures..............................................................................
Section 2.04      Cancellation of Pulaski Bancorp Stock Options and Restricted Stock...............................
Section 2.05      Advisory Board of Directors......................................................................
Section 2.06      Availability of Information......................................................................
Section 2.07      Employment and Non-Competition Agreements........................................................
Section 2.08      Employees........................................................................................
Section 2.09      Employee Stock Ownership Plan (the "ESOP") and Directors Retirement Plan.........................

                                                    ARTICLE III
                                         REPRESENTATIONS AND WARRANTIES OF
                                 PULASKI SAVINGS, PULASKI BANCORP AND PULASKI MHC

Section 3.01      Organization.....................................................................................
Section 3.02      Capitalization...................................................................................
Section 3.03      Authority; No Violation..........................................................................
Section 3.04      Consents.........................................................................................
Section 3.05      Financial Statements.............................................................................
Section 3.06      Taxes............................................................................................
Section 3.07      No Material Adverse Effect.......................................................................
Section 3.08      Contracts........................................................................................
Section 3.09      Ownership of Property; Insurance Coverage........................................................
Section 3.10      Legal Proceedings................................................................................
Section 3.11      Compliance With Applicable Law...................................................................
Section 3.12      ERISA............................................................................................
Section 3.13      Brokers, Finders and Financial Advisors..........................................................
Section 3.14      Environmental Matters............................................................................
Section 3.15      Loan Portfolio...................................................................................
Section 3.16      Information to be Supplied.......................................................................
Section 3.17      Securities Documents.............................................................................
Section 3.18      Related Party Transactions.......................................................................
Section 3.19      Schedule of Termination Benefits.................................................................
Section 3.20      Deposits.........................................................................................
Section 3.21      Fairness Opinion.................................................................................




Section 3.22      Antitakeover Provisions Inapplicable; Required Vote of Stockholders..............................
Section 3.23      Derivative Transactions..........................................................................

                                                    ARTICLE IV
                                     REPRESENTATIONS AND WARRANTIES OF KEARNY

Section 4.01      Organization.....................................................................................
Section 4.02      Authority; No Violation..........................................................................
Section 4.03      Consents.........................................................................................
Section 4.04      Compliance With Applicable Law...................................................................
Section 4.05      Information to be Supplied.......................................................................
Section 4.06      Financing........................................................................................
Section 4.07      Regulatory Approvals.............................................................................
Section 4.08      Legal Proceedings................................................................................
Section 4.09      Kearny Financial Statements......................................................................
Section 4.10      Kearny Benefit Plans.............................................................................
Section 4.11      Absence of Certain Changes.......................................................................

                                                     ARTICLE V
                                             COVENANTS OF THE PARTIES

Section 5.01      Conduct of Pulaski's Business....................................................................
Section 5.02      Access; Confidentiality..........................................................................
Section 5.03      Regulatory Matters and Consents..................................................................
Section 5.04      Taking of Necessary Action.......................................................................
Section 5.05      Certain Agreements...............................................................................
Section 5.06      No Other Bids and Related Matters................................................................
Section 5.07      Duty to Advise; Duty to Update the Pulaski Disclosure Schedules..................................
Section 5.08      Conduct of Kearny's Business.....................................................................
Section 5.09      Board and Committee Minutes......................................................................
Section 5.10      Undertakings by the Parties......................................................................
Section 5.11      Employee and Termination Benefits; Directors and Management......................................
Section 5.12      Duty to Advise; Duty to Update Kearny Disclosure Schedules.......................................

                                                    ARTICLE VI
                                                    CONDITIONS

Section 6.01      Conditions to Obligations of Pulaski Under this Agreement........................................
Section 6.02      Conditions to the Obligations of Kearny  Under this Agreement....................................

                                                    ARTICLE VII
                                         TERMINATION, WAIVER AND AMENDMENT

Section 7.01      Termination......................................................................................
Section 7.02      Effect of Termination............................................................................




                                                   ARTICLE VIII
                                                   MISCELLANEOUS

Section 8.01      Expenses.........................................................................................
Section 8.02      Non-Survival of Representations and Warranties...................................................
Section 8.03      Amendment, Extension and Waiver..................................................................
Section 8.04      Entire Agreement.................................................................................
Section 8.05      No Assignment....................................................................................
Section 8.06      Notices..........................................................................................
Section 8.07      Captions.........................................................................................
Section 8.08      Counterparts.....................................................................................
Section 8.09      Severability.....................................................................................
Section 8.10      Governing Law....................................................................................
Section 8.11      Specific Performance.............................................................................


Exhibits:

         Exhibit A                  Form of merger agreement relating to the Corporate Merger
         Exhibit B                  Form of merger agreement relating to the Mid-Tier Merger
         Exhibit C                  Form of merger agreement relating to the MHC Merger
         Exhibit D                  Form of merger agreement relating to the Bank Merger
         Exhibit E                  Form of Pulaski Voting Agreement
         Exhibit 6.1                Form of Opinion of Counsel for Kearny
         Exhibit 6.2                Form of Opinion of Counsel for Pulaski

                                                        A-iii


                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of January 10, 2002, is by and between (i) Kearny Federal Savings Bank, a Federal chartered savings bank ("Bank"), Kearny Financial Corp. ("Corporation"), a Federal MHC subsidiary holding company and the parent corporation of Bank, Kearny MHC ("MHC"), the mutual holding company of the Bank and the parent company of Corporation, and (ii) Pulaski Savings Bank, a Federal chartered savings bank ("Pulaski Savings"), Pulaski Bancorp, Inc., a Federal MHC subsidiary holding company ("Pulaski Bancorp"), and Pulaski Bancorp, M.H.C., a Federal chartered mutual holding company ("Pulaski MHC"). Each of Bank, Corporation, MHC, Pulaski Savings, Pulaski Bancorp and Pulaski MHC is sometimes individually referred to herein as a "party," and collectively as the "parties."

                                    RECITALS

         1. Kearny Federal Savings Bank is a stock savings bank with its principal offices located in Kearny, New Jersey, and Corporation is its parent company and MHC is Corporation's parent company and the mutual holding company for Bank.

         2. Pulaski MHC owns a majority of the outstanding capital stock of Pulaski Bancorp, which owns all of the outstanding capital stock of Pulaski Savings. Pulaski Savings, Pulaski Bancorp and Pulaski MHC all have their principal offices in Springfield, New Jersey.

         3. The Boards of Directors of the respective parties deem it advisable and in the best interests of the parties, including the members of MHC and Pulaski MHC, and the stockholders of Pulaski Bancorp, for the following merger transactions: (i) Pulaski Bancorp will merge with Corporation Merger Sub (a wholly owned subsidiary of Corporation), with Pulaski Bancorp as the surviving entity; (ii) Pulaski MHC will merge with MHC, with MHC as the surviving entity;
(iii) Pulaski Bancorp will merge or consolidate with Corporation, with Corporation as the surviving entity; (iv) Pulaski Savings will merge with and into Bank, with Bank as the surviving institution, and Bank will remain a subsidiary of Corporation; (v) concurrently with steps (i) through (iv), 100% of the outstanding shares of Pulaski Bancorp Common Stock previously held by stockholders other than Pulaski MHC will be canceled and exchanged for a payment of $32.90 per share cash paid by Corporation or Corporation Merger Sub pursuant to the terms of this Agreement; and (vi) as a result of the foregoing, the interests of Pulaski MHC members shall cease to exist and will be converted into interests of the same nature in MHC.

         4. The parties desire to provide for certain undertakings, conditions, representations, warranties and covenants in connection with the transactions contemplated by this Agreement.

         In consideration of the premises and of the mutual representations, warranties and covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

                                   ARTICLE I
                              CERTAIN DEFINITIONS

         SECTION 1.01.  DEFINITIONS.

         Except as otherwise provided herein, as used in this Agreement, the following terms shall have the indicated meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Affiliate" means, with respect to any Person, any Person who directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control of, such Person and, without limiting the generality of the foregoing, includes any executive officer or director of such Person and any Affiliate of such executive officer or director.

         "Agreement" means this agreement, and any amendment or supplement hereto, which constitutes a "plan of merger" between Bank, Corporation, MHC, Pulaski MHC, Pulaski Bancorp and Pulaski Savings.

         "Applications" means the applications to be filed with the appropriate Regulatory Authorities requesting approval or nonobjection of the transactions described in this Agreement.

         "Bank" means Kearny Federal Savings Bank, a Federal chartered stock savings bank.

         "Bank Merger" means the merger of Pulaski Savings with and into Bank, with Bank as the surviving institution.

         "Bank Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by Bank, except any corporation the stock of which is held as security by Bank in the ordinary course of its lending activities.

         "Closing Date" means the date determined by Kearny, in consultation with and upon no less than five (5) days prior written notice to Pulaski Bancorp, but in no event later than fifteen (15) days after the last condition precedent pursuant to this Agreement has been fulfilled or waived (including the expiration of any applicable waiting period), or such other date as to which the parties shall mutually agree.

         "Corporate Merger" means the merger of Corporation Merger Sub with and into Pulaski Bancorp with Pulaski Bancorp as the surviving entity.

         "Corporation   Merger  Sub"  means  a  wholly  owned   subsidiary   of
Corporation to be incorporated to facilitate the merger of Pulaski Bancorp and Corporation.

         "Environmental Law" means any Federal or state law, statute, rule, regulation, code, order, judgment, decree, injunction, common law or agreement with any Federal or state governmental authority relating to (i) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), (ii) human health or safety, or (iii) exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of, hazardous substances, in each case as amended and now in effect.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereunder.

         "Exchange Agent" means the third party entity selected by Kearny and reasonably acceptable to Pulaski, as provided in Section 2.03(a) of this Agreement.

         "FDIA" means the Federal Deposit Insurance Act, as amended.

         "FDIC" means the Federal Deposit Insurance Corporation.

         "FHLB" means the Federal Home Loan Bank.

         "GAAP" means generally accepted accounting principles as in effect at the relevant date and consistently applied.

         "Hazardous Material" means any substance (whether solid, liquid or gas) which is detrimental to human health or safety or to the environment, currently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law, whether by type or by quantity, including any substance containing any such substance as a component. Hazardous Material includes, without limitation, any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance, oil or petroleum, or any derivative or by-product thereof, radon, radioactive material, asbestos, asbestos-containing material, urea formaldehyde foam insulation, lead and polychlorinated biphenyl.

         "HOLA" means the Home Owners' Loan Act of 1956, as amended.

         "IRC" means the Internal Revenue Code of 1986, as amended.

         "IRS" means the Internal Revenue Service.

         "Kearny" means the Bank, the Corporation, the MHC and/or any direct or indirect Subsidiary of such entities.

         "Kearny Disclosure Schedules" means the Disclosure Schedules delivered by Kearny to Pulaski pursuant to Article IV of this Agreement.

         "Kearny   Financials"   means  the  audited   consolidated   financial
statements of Corporation as of June 30, 2001 and 2000 and for the three years ended June 30, 2001, including the notes thereto.

         "Loan Property" shall have the meaning given to such term in Section 3.14(b) of this Agreement.

         "Material Adverse Effect" shall mean, with respect to Kearny or Pulaski Bancorp, any adverse effect on its assets, financial condition or results of operations which is material to its assets, financial condition or results of operations on a consolidated basis, except for any material adverse effect caused by (i) any change in the value of the assets of Kearny or Pulaski Bancorp resulting from a change in interest rates generally, (ii) any individual or combination of changes occurring after the date hereof in any Federal or state law, rule or regulation or in GAAP, which change(s) affect(s) financial institutions generally, or (iii) expenses incurred in connection with this Agreement and the transactions contemplated thereby.

         "Member Proxy Statement" means any proxy statement, if any, together with any supplements thereto, to be transmitted by Pulaski MHC to its members in connection with the transactions contemplated by this Agreement if a vote of such members is required by any Regulatory Authority.

         "Merger" shall mean collectively the Corporate Merger, the MHC Merger, the Mid-Tier Merger, the Bank Merger and any other mergers by interim corporate entities necessary to effectuate the transactions contemplated by this Agreement.

         "Merger Effective Date" means the date upon which the articles of combination as to the Merger are filed and endorsed by the OTS or as otherwise stated in the articles of combination, in accordance with HOLA and the regulations of the OTS.

         "Merger Consideration" has the meaning given to that term in Section 2.02(a) of this Agreement.

         "MHC Merger" means the merger of the Pulaski MHC with and into MHC with MHC as the surviving entity.

         "Mid-Tier Merger" means the merger of Pulaski Bancorp with and into Corporation with Corporation as the surviving entity.

         "OTS" means the Office of Thrift Supervision.

         "Participation  Facility" shall have the meaning given to such term in
Section 3.14(b) of this Agreement.

         "Person"  means  any  individual,   corporation,   partnership,  joint
venture, association, trust or "group" (as that term is defined under the Exchange Act).

         "Proxy Statement" means the proxy statement together with any supplements thereto to be transmitted to holders of Pulaski Bancorp Common Stock and, if required by any Regulatory Authority, any proxy statement together with any supplements thereto to be transmitted by Pulaski

MHC to the members of Pulaski MHC in connection with the transactions contemplated by this Agreement.

         "Pulaski" means Pulaski MHC, Pulaski Bancorp, Pulaski Savings and/or any direct or indirect Subsidiary of such entities.

         "Pulaski   Disclosure   Schedules"  means  the  Disclosure   Schedules
delivered by Pulaski to Kearny pursuant to Article III of this Agreement.

         "Pulaski  Employee Plan" has the meaning given to that term in Section
3.12 of this Agreement.

         "Pulaski Bancorp" means Pulaski Bancorp, Inc., a Federal MHC subsidiary holding company.

         "Pulaski Bancorp Financials" means (i) the audited consolidated financial statements of Pulaski Bancorp as of December 31, 2000 and 1999 and for the three years ended December 31, 2000, including the notes thereto, and
(ii) the unaudited interim consolidated financial statements of Pulaski Bancorp as of each calendar quarter following December 31, 2000 included in Securities Documents filed by Pulaski Bancorp.

         "Pulaski Bancorp Common Stock" means the common stock of Pulaski Bancorp described in Section 3.02(a).

         "Pulaski MHC" means Pulaski Bancorp, M.H.C., a Federal chartered mutual holding company.

         "Pulaski  Pension  Plan" has the meaning given to that term in Section
3.12 of this Agreement.

         "Pulaski Regulatory Reports " means the OTS Thrift Financial Reports ("TFRs") of Pulaski Savings and accompanying schedules, as filed with the OTS for each calendar quarter beginning with the quarter ended March 31, 1998, through the Closing Date, and all Annual, Quarterly and Current Reports filed with the OTS by Pulaski Bancorp or Pulaski MHC from March 31, 1998, through the Closing Date.

         "Pulaski Restricted Stock" means awards of Common Stock under any stock bonus plan of Pulaski Bancorp or Pulaski Bank as disclosed at Pulaski Disclosure Schedule 2.04(b).

         "Pulaski Savings" means Pulaski Savings Bank, a Federal chartered stock savings bank.

         "Pulaski Stock Option Plan" means the Stock-Based Incentive Plan of Pulaski Savings adopted in October 1997 and amended in 1999 to substitute shares of common stock of Pulaski Bancorp for shares of common stock of Pulaski Savings.

         "Pulaski Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by Pulaski Bancorp, and includes Pulaski Savings, except that it does not include any corporation the stock of which is held in the ordinary course of the lending activities of Pulaski Savings.

         "Regulatory  Agreement"  has the meaning given to that term in Section
3.11 of this Agreement.

         "Regulatory Authority" or "Regulatory Authorities" means any agency or department of any Federal or state government, including without limitation the OTS, the FDIC, the SEC and the respective staffs thereof.

         "Rights" means warrants, options, rights, convertible securities and other capital stock equivalents which obligate an entity to issue its securities.

         "SAIF" means the Savings Association Insurance Fund, as administered by the FDIC.

         "Sandler O'Neill" means Sandler O'Neill & Partners, LLP, the financial advisor to Pulaski in connection with the transactions provided for in this Agreement.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder.

         "Securities Documents" means all registration statements, schedules, statements, forms, reports, proxy material, and other documents required to be filed under the Securities Laws.

         "Securities Laws" means the Securities Act and the Exchange Act and the rules and regulations promulgated from time to time thereunder.

         "Stockholder Proxy Statement" means the proxy statement together with any supplements thereto to be transmitted to holders of Pulaski Bancorp Common Stock in connection with the transactions contemplated by this Agreement.

         "Subsidiary" means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by another entity, except any corporation the stock of which is held as security by either Kearny or Pulaski, as the case may be, in the ordinary course of its lending activities.


                                   ARTICLE II
                         THE MERGER AND RELATED MATTERS

         SECTION 2.01.  EFFECTS OF MERGER; SURVIVING INSTITUTIONS.

         On the Merger Effective Date the Merger will be effected as follows:

         (a) The Corporate Merger and Mid-Tier Merger. Corporation Merger Sub shall merge with and into Pulaski Bancorp with Pulaski Bancorp as the surviving entity (the "Corporate Merger"). Pulaski Bancorp and Corporation Merger Sub shall enter into the Corporate Merger Agreement substantially in the form of Exhibit A hereto. Immediately thereafter, Pulaski Bancorp shall merge with and into Corporation with Corporation as the surviving entity in accordance with the Mid-Tier Merger Agreement substantially in the form of Exhibit B hereto.

         (b) The MHC Merger. Pulaski MHC shall merge with and into MHC with MHC as the surviving entity. The separate existence of Pulaski MHC shall cease, and all of the property (real, personal and mixed), rights, powers and duties and obligations of Pulaski MHC shall be taken and deemed to be transferred to and vested in MHC, as the surviving entity in the MHC Merger, without further act or deed, all in accordance with the applicable laws of the United States, and regulations of the OTS. Pulaski MHC and MHC shall enter into the MHC Merger Agreement substantially in the form of Exhibit C hereto.

         (c) The Bank Merger. Pulaski Savings shall merge with and into Bank, with Bank as the surviving institution (the "Bank Merger"). The Bank Merger shall be effected pursuant to the Bank Merger Agreement substantially in the form of Exhibit D hereto. As a result of the Bank Merger, the existence of Pulaski Savings shall cease and Bank shall be the surviving association and continue its existence as a savings bank under the laws of the United States.

         (d) Modification of Structure. Notwithstanding any provision of this Agreement to the contrary, Kearny may elect, subject to the filing of all necessary applications and the receipt of all required regulatory approvals, to modify the structure of the transactions described in (a) through (c) above, and the parties shall enter into such alternative transactions, so long as (i) there are no adverse tax consequences to any of the stockholders of Pulaski Bancorp as a result of such modification, (ii) the Merger Consideration is not thereby changed in kind or reduced in amount because of such modification,
(iii) such modification will not be likely to materially delay or jeopardize receipt of any required regulatory approvals required under Sections 6.02(d).

         SECTION 2.02.  CONVERSION AND CANCELLATION OF SHARES; EFFECT ON
MEMBERS.

         (a) On the Merger Effective Date and in accordance with the Corporate Merger, MHC Merger, Mid-Tier Merger and the Bank Merger:

                  (i) Each issued and outstanding share of Pulaski Bancorp Common Stock (except shares held by Pulaski MHC) shall cease to exist and shall be converted into the right to receive $32.90 in cash (the "Merger Consideration")

                  (ii) the interests of members of Pulaski MHC will be converted into interests of the same nature in the MHC (the "Depositor Conversion").

         (b) Any shares of Pulaski Bancorp Common Stock which are owned or held by either party hereto or any of their respective Subsidiaries (other than in a fiduciary capacity or in connection with debts previously contracted) at the Merger Effective Date shall cease to exist, the certificates for such shares shall be canceled as promptly as practicable, such shares shall not be converted into the Merger Consideration, and no cash shall be issued or exchanged therefor.

         (c) The holders of certificates representing shares of Pulaski Bancorp Common Stock (any such certificate being hereinafter referred to as a "Certificate") shall cease to have any rights as stockholders of Pulaski Bancorp.

         (d) As a result of the Depositor Conversion, each holder of a deposit account at Pulaski Savings as of the effective time of the Bank Merger shall become a holder of a deposit account at the Bank with the same rights, privileges and obligations as a holder of a deposit account at the Bank at the effective time of the Bank Merger, and all deposit accounts established at Pulaski Savings prior to the Merger Effective Date shall be deemed to have been established at the Bank on the date that they were previously established at Pulaski Savings.

         SECTION 2.03.  EXCHANGE PROCEDURES.

         (a) As promptly as practicable after the Merger Effective Date, and in any event within five business days after the Merger Effective Date, the Exchange Agent shall mail to each holder of record of an outstanding share Certificate or Certificates a Letter of Transmittal containing instructions for the surrender of the Certificate or Certificates held by such holder for payment therefor. Upon surrender of the Certificate or Certificates to the Exchange Agent in accordance with the instructions set forth in the Letter of Transmittal, such holder shall promptly receive in exchange therefor the Merger Consideration, without interest thereon. Approval of this Agreement by the stockholders of Pulaski Bancorp shall constitute authorization for Corporation to designate and appoint the Exchange Agent, which appointment shall be reasonably acceptable to Pulaski Bancorp. Neither Corporation nor the Exchange Agent shall be obligated to deliver the Merger Consideration to a former stockholder of Pulaski Bancorp until such former stockholder surrenders his Certificate or Certificates or, in lieu thereof, any such appropriate affidavit of loss and indemnity agreement and bond as may be reasonably required by Corporation.

         (b) If payment of the Merger Consideration is to be made to a person other than the person in whose name a Certificate surrendered in exchange therefor is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

         (c) On or prior to the Merger Effective Date, Kearny shall deposit or cause to be deposited, in trust with the Exchange Agent, an amount of cash equal to the aggregate Merger Consideration that the Pulaski Bancorp stockholders shall be entitled to receive on the Merger Effective Date pursuant to Section 2.02 hereof.

         (d) The payment of the Merger Consideration upon the conversion of Pulaski Bancorp Common Stock in accordance with the above terms and conditions shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such Pulaski Bancorp Common Stock.

         (e) Promptly following the date which is 12 months after the Merger Effective Date, the Exchange Agent shall deliver to Corporation all cash, certificates and other documents in its possession relating to the transactions described in this Agreement, and the Exchange Agent's duties shall terminate. Thereafter, each holder of a Certificate formerly representing shares of Pulaski Bancorp Common Stock may surrender such Certificate to Corporation and (subject to applicable abandoned property, escheat and similar laws) receive in consideration therefor the Merger Consideration multiplied by the number of shares of Pulaski Bancorp Common Stock formerly represented by such Certificate, without any interest or dividends thereon.

         (f) After the close of business on the Merger Effective Date, there shall be no transfers on the stock transfer books of Pulaski Bancorp of the shares of Pulaski Bancorp Common Stock which are outstanding immediately prior to the Merger Effective Date, and the stock transfer books of Pulaski Bancorp shall be closed with respect to such shares. If, after the Merger Effective Date, Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be canceled and exchanged for the Merger Consideration as provided in this Article.

         (g) In the event any certificate for Pulaski Bancorp Common Stock shall have been lost, stolen or destroyed, the Exchange Agent shall deliver (except as otherwise provided in Section 2.02) in exchange for such lost, stolen or destroyed certificate, upon the making of an affidavit of the fact by the holder thereof, the cash to be paid in the Merger as provided for herein; provided, however, that Corporation may, in its sole discretion and as a condition precedent to the delivery thereof, require the owner of such lost, stolen or destroyed certificate to deliver a bond in such reasonable sum as Corporation may specify as indemnity against any claim that may be made against Pulaski Bancorp, Corporation or any other party with respect to the certificate alleged to have been lost, stolen or destroyed.

         (h) Corporation is hereby authorized, with the consent of Pulaski, to adopt additional rules and regulations with respect to the matters referred to in this not inconsistent with the provisions of this Agreement and which do not adversely affect the rights of stockholders of Pulaski Bancorp.

         SECTION 2.04. CANCELLATION OF PULASKI BANCORP STOCK OPTIONS AND RESTRICTED STOCK.

         (a) Each Pulaski Bancorp Option issued and outstanding on the date hereof and remaining outstanding immediately prior to the Closing Date, whether or not the option is then exercisable, shall be converted into the right to receive a cancellation payment in an amount equal to the product of (i) the number of shares of Pulaski Bancorp Common Stock subject to such option immediately prior to the Closing Date and (ii) the excess, if any, of the Merger Consideration over the exercise price per share of such option, net of any cash which must be withheld under federal and state income and employment tax requirements. Such cash payments shall be made by Pulaski Bancorp not later than the Closing Date in consideration for, and shall result in, the settlement and cancellation of all such Pulaski Bancorp Options. As a condition to the receipt of a cash payment in cancellation of options, each option holder shall execute and deliver a cancellation agreement in form and substance reasonably satisfactory to Kearny.

         (b) Each share of Pulaski Restricted Stock issued and outstanding immediately prior to the Closing Date, as set forth in Pulaski Disclosure
Schedule 2.04(b), shall be canceled and exchanged for payment to be made to the recipient or holder thereof by Pulaski not later than the Closing Date in an amount equal to the Merger Consideration, less any cash which must be withheld under federal and state income and employment tax requirements; provided that such recipient or holder shall deliver to Pulaski a cancellation agreement in form and substance reasonably satisfactory to Kearny prior to receipt of such payment.

         SECTION 2.05.  ADVISORY BOARD OF DIRECTORS.

         Kearny shall, subject to the exercise of its fiduciary duty, establish a Kearny Federal Savings Bank advisory board (the "Advisory Board") to consist of Thomas Bentkowski, Eugene J. Bogucki, Anthony C. Majeski, Edward J. Mizerski, Peter C. Pietrucha, John T. Robertson and Walter F. Rusak who shall be invited to serve on such Advisory Board for a period ending no earlier than three years following the Merger Effective Date. Each member of the Advisory Board, while serving on the Advisory Board, will receive annual board fees of $21,000, which shall be payable in quarterly installments at the end of each calendar quarter.

         SECTION 2.06.  AVAILABILITY OF INFORMATION.

         Promptly after the execution by the Parties of this Agreement, Pulaski shall provide to Kearny, its officers, employees, agents, and representatives access, on reasonable notice and during customary business hours, to the books, records, properties and facilities of Pulaski and shall use its best efforts to cause its officers, employees, agents and representatives to cooperate with any reasonable request for information.

         SECTION 2.07.  EMPLOYMENT AND NON-COMPETITION AGREEMENTS.

         It is acknowledged that Pulaski Savings currently has outstanding, two separate employment agreements with John T. Robertson and Lee Wagstaff and two separate change of control agreements with Patrick J. Paolella and Valerie Kaminski ("Employment Agreements") as set forth in Pulaski Disclosure Schedule
2.07. Unless Kearny and each of the four separate employees agree otherwise,

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



Pulaski or Kearny will honor the terms of the Employment Agreements and shall make the payments required thereunder as set forth in Pulaski Disclosure
Schedule 2.07; provided that no such payments shall be made prior to delivery of an acknowledgment and release agreement in form and substance reasonably satisfactory to Kearny prior to delivery of such payments. In addition, prior to the closing of the transaction, Kearny will offer to enter into a non-competition agreement with each of Mr. Robertson and Mr. Wagstaff in a form similar to that detailed at Pulaski Disclosure Schedule 2.07.

         SECTION 2.08.  EMPLOYEES.

         Kearny will attempt to retain all qualified employees of Pulaski subject to the needs of its business. Any employee who involuntarily is terminated without cause within one year of the Merger Effective Date will be provided a severance payment equal to the number of full years of employment at Pulaski multiplied by three times the employee's 2001 weekly base salary, but not to exceed 26 weeks of the employee's 2001 weekly base salary.

         SECTION 2.09. EMPLOYEE STOCK OWNERSHIP PLAN (THE "ESOP") AND DIRECTORS RETIREMENT PLAN.

         Upon the Closing Date, the ESOP will exchange all shares held by the ESOP Trust to Kearny for the Merger Consideration, distribute the proceeds to the employees of Pulaski Savings in accordance with the terms of the ESOP and terminate the ESOP as set forth at Section 5.11(c) hereinafter. As of the Closing Date, Pulaski Savings shall make a lump-sum distribution to each non-officer director participating in the Directors' Consultation and Retirement Plan (the "Retirement Plan") in an amount approximately equal to the present value of the payments expected to be made under the Retirement Plan (discounted using the long-term Applicable Federal Rate for purposes of IRC
Section 1274(d) in effect as of the date of such distribution) or in periodic payments in accordance with Section 5.11(g) herein, subject, however, to the limitations set forth at Section 5.11(e) hereinafter. The total expense of terminating this Retirement Plan shall not exceed such sums as disclosed in Pulaski Disclosure Schedule 2.09 set forth as of the date of this Agreement.


                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES OF
                PULASKI SAVINGS, PULASKI BANCORP AND PULASKI MHC

         Pulaski represents and warrants to Corporation that the statements contained in this Article III are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article III), except as set forth in the Pulaski Disclosure Schedules delivered to Corporation on or prior to the date hereof, and except as to any representation or warranty which specifically relates to an earlier date. Pulaski has made a good faith effort to ensure that the disclosure on each schedule of the Pulaski Disclosure Schedules corresponds to the section reference herein. However, for purposes of the Pulaski Disclosure Schedules, any item disclosed

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



on any schedule therein is deemed to be fully disclosed with respect to all schedules under which such item may be relevant.

         SECTION 3.01.  ORGANIZATION.

         (a) Pulaski MHC is a Federal mutual holding company duly organized, validly existing and in good standing under the laws of the United States, and is duly registered as a savings and loan holding company under the HOLA.
Pulaski MHC has full power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on Pulaski MHC. Except as set forth in Pulaski Disclosure
Schedule 3.01(a), Pulaski MHC has no subsidiary other than Pulaski Bancorp.

         (b) Pulaski Bancorp is a Federal MHC subsidiary holding company duly organized, validly existing and in good standing under the laws of the United States, and is duly registered as a savings and loan holding company under the HOLA. Pulaski Bancorp has the full corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a Material Adverse Effect on the business, operations, assets, financial condition or prospects of Pulaski Bancorp and its subsidiaries taken as a whole. Other than shares of capital stock in Pulaski Savings and its subsidiaries, as identified below (collectively, the "Pulaski Subsidiaries"), Pulaski Bancorp does not own or control, directly or indirectly, or have the right to acquire directly or indirectly, an equity interest in any corporation, company, association, partnership, joint venture or other entity.

         (c) Pulaski Savings is a Federal stock savings bank organized, validly existing and in good standing under the laws of the United States. Except as set forth in Pulaski Disclosure Schedule 3.01(c), Pulaski Savings is the only Pulaski Subsidiary. The deposits of Pulaski Savings are insured by the FDIC to the fullest extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid when due by Pulaski Savings. Each Pulaski Subsidiary is identified in Pulaski Disclosure Schedule 3.01(c), and is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization.

         (d) Pulaski Savings is a member in good standing of the FHLB of New York and owns the requisite amount of stock therein.

         (e) Except as disclosed in Pulaski Disclosure Schedule 3.01(e), the respective minute books of Pulaski MHC, Pulaski Bancorp, Pulaski Savings and each Pulaski Subsidiary accurately records, in all material respects, all material corporate actions of their respective stockholders and boards of directors (including committees) through the date of this Agreement.


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



         (f) Prior to the date of this Agreement, true and correct copies of the certificates of incorporation and bylaws of Pulaski Savings, Pulaski Bancorp and Pulaski MHC, and each Pulaski Subsidiary, have been made available to Kearny.

         SECTION 3.02.  CAPITALIZATION.

         (a) The authorized capital stock of Pulaski Bancorp consists of 13,000,000 shares of common stock, $0.01 par value ("Pulaski Bancorp Common Stock"), and 2,000,000 shares of Preferred Stock, $0.01 par value (the "Pulaski Preferred Stock"), of which 1,920,845 shares of Pulaski Bancorp Common Stock are outstanding, validly issued, fully paid and nonassessable and free of preemptive rights and 83,793 options awarded to acquire shares of Pulaski Bancorp Common Stock at $20.00 per share. There are no shares of Pulaski Bancorp Preferred Stock issued and outstanding. There are no shares of Pulaski Bancorp Common Stock held by Pulaski Bancorp as treasury stock. Neither Pulaski Bancorp nor any Pulaski Subsidiary has or is bound by any Right of any character relating to the purchase, sale or issuance or voting of, or right to receive dividends or other distributions on any shares of Pulaski Bancorp
Common Stock, or any other security of Pulaski Bancorp or any Pulaski Subsidiary, or any securities representing the right to vote, purchase or otherwise receive any shares of Pulaski Bancorp Common Stock or any other security of Pulaski Bancorp, other than (i) as set forth in reasonable detail in the Pulaski Disclosure Schedule 3.02(a).

         (b) Pulaski MHC owns 1,117,800 shares of Pulaski Bancorp Common Stock, free and clear of any lien or encumbrance except as set forth in Pulaski Disclosure Schedule 3.02(b), which shares represent 58.19% of the total shares of Pulaski Bancorp issued and outstanding. Except for shares of Pulaski Bancorp Common Stock (and any equity interests that may be attributed to Pulaski MHC due to its ownership of Pulaski Bancorp Common Stock), Pulaski MHC does not possess, directly or indirectly, any equity interest in any corporation.

         (c) To the best knowledge of Pulaski Bancorp, no Person or "group" (as that term is used in Section 13(d)(3) of the Exchange Act) other than Pulaski MHC, is the beneficial owner (as defined in Section 13(d) of the Exchange Act) of 5% or more of the outstanding shares of Pulaski Bancorp Common Stock, except as disclosed in the Pulaski Disclosure Schedule 3.02(c).

         (d) The authorized capital stock of Pulaski Savings consists of 10,000,000 shares of common stock, $0.01 par value ("Pulaski Savings Common Stock") and 5,000,000 shares of Preferred Stock, $0.01 par value, of which 100 shares of common stock are issued and outstanding, validly issued, fully paid and nonassessable and free of preemptive rights. All shares of Pulaski Savings Common Stock issued and outstanding are owned by Pulaski Bancorp free and clear of any liens, encumbrances, charges, restrictions or rights of third parties of any kind whatsoever. There are no shares of preferred stock issued and outstanding.

         SECTION 3.03.  AUTHORITY; NO VIOLATION.

         (a) Pulaski has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Pulaski and the completion by Pulaski of the transactions contemplated hereby have been duly and validly approved by the requisite vote of the Boards of Directors of Pulaski and, except for

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



approval of the stockholders of Pulaski Bancorp and, if required, the members of Pulaski MHC, no other proceedings on the part of Pulaski are necessary to complete the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Pulaski; the MHC Merger has been duly and validly approved by the Board of Directors of Pulaski MHC; the Mid-Tier Merger has been duly and validly approved by the Board of Directors of Pulaski Bancorp; and the Bank Merger has been duly and validly approved by the Board of Directors of Pulaski Savings and, subject to approval by the stockholders of Pulaski Bancorp and, if required, the members of Pulaski MHC and receipt of the required approvals of the Regulatory Authorities, constitutes the valid and binding obligations of Pulaski Savings, Pulaski Bancorp and Pulaski MHC, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and as to Pulaski Savings, the conservatorship or receivership provisions of the FDIA, and subject, as to enforceability, to general principles of equity.

         (b)  Subject  to  the  receipt  of  approvals   from  the   Regulatory
Authorities referred to in Section 5.03 hereof and the compliance by Pulaski and Kearny with any conditions contained therein,

             (A)      the execution and  delivery of this Agreement by Pulaski,

             (B) the consummation of the transactions contemplated hereby, and

             (C) compliance by Pulaski with any of the terms or provisions hereof, will not (i) conflict with or result in a material breach of any provision of the charter or bylaws of Pulaski Bancorp or any Pulaski Subsidiary or the charter and bylaws of Pulaski MHC; (ii) to the best knowledge of Pulaski, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Pulaski or any of the properties or assets of Pulaski; or (iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Pulaski under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other investment or obligation to which Pulaski is a party, or by which they or any of their respective properties or assets may be bound or affected, except in the case of clauses (ii) and (iii) above for violations which, individually or in the aggregate, would not have a Material Adverse Effect on Pulaski.

         SECTION 3.04.  CONSENTS.

         Except as set forth in Pulaski Disclosure Schedule 3.04, and except for the consents, waivers, approvals, filings and registrations from or with the Regulatory Authorities referred to in Section 5.03 hereof and compliance with any conditions contained therein, and the approval of this Agreement by the requisite vote of the stockholders of Pulaski Bancorp and, if required, the members


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



of Pulaski MHC, no consents, waivers or approvals of, or filings or registrations with, any governmental authority are necessary, and, to the best knowledge of Pulaski, no consents, waivers or approvals of, or filings or registrations with, any other third parties are necessary, in connection with
(a) the execution and delivery of this Agreement by Pulaski, and (b) the completion by Pulaski of the transactions described in this Agreement.

         SECTION 3.05.  FINANCIAL STATEMENTS.

         (a) Pulaski has previously made available to Kearny the Pulaski Regulatory Reports. The Pulaski Regulatory Reports have been, or will be, prepared in all material respects in accordance with applicable regulatory accounting principles and practices throughout the periods covered by such statements, and fairly present, or will fairly present in all material respects, the consolidated financial position, results of operations and changes in stockholders' equity of Pulaski Savings and Pulaski Bancorp, as the case may be, as of and for the periods ended on the dates thereof, in accordance with applicable regulatory accounting principles applied on a consistent basis.

         (b) Pulaski has previously made available to Kearny the Pulaski Financials. The Pulaski Financials have been prepared in accordance with GAAP, and (including the related notes where applicable) fairly present in each case in all material respects (subject in the case of the unaudited interim statements to normal year-end adjustments), the consolidated financial condition, results of operations and cash flows of Pulaski Bancorp and the Pulaski Subsidiaries as of and for the respective periods ending on the dates thereof, in accordance with GAAP applied on a consistent basis during the periods involved, except as indicated therein, or in the case of unaudited statements, as permitted by Form 10-QSB.

         (c) At the date of each balance sheet included in the Pulaski Financials or the Pulaski Regulatory Reports, Pulaski Savings and Pulaski Bancorp did not have, and will not have, any liabilities, obligations or loss contingencies of any nature (whether absolute, accrued, contingent or otherwise) of a type required to be reflected in such Pulaski Financials or Pulaski Regulatory Reports or in the footnotes thereto which are not fully reflected or reserved against therein or fully disclosed in a footnote thereto, except for liabilities, obligations and loss contingencies which are not material individually or in the aggregate or which are incurred in the ordinary course of business, consistent with past practice, and except for liabilities, obligations and loss contingencies which are within the subject matter of a specific representation and warranty herein and subject, in the case of any unaudited statements, to normal, recurring audit adjustments and the absence of footnotes.

         SECTION 3.06.  TAXES.

         Pulaski Bancorp and the Pulaski Subsidiaries are members of the same affiliated group within the meaning of IRC Section 1504(a). Pulaski has duly filed all Federal, state and material local tax returns required to be filed by or with respect to Pulaski on or prior to the date hereof (all such returns being accurate and correct in all material respects) and has duly paid or has made provisions for the payment of, all material Federal, state and local taxes which have been incurred by or are due or claimed to be due from Pulaski by any taxing authority or pursuant to any written tax sharing agreement on or prior to the date hereof other than taxes or other charges which (i) are not delinquent, (ii) are being contested in good faith, or (iii) have not yet been fully determined. Except

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



as set  forth  in  Pulaski  Disclosure  Schedule  3.06,  as of the date of this
Agreement, there is no audit examination, deficiency assessment, tax investigation or refund litigation with respect to any taxes of Pulaski, and no claim has been made by any authority in a jurisdiction where Pulaski does not file tax returns that Pulaski is subject to taxation in that jurisdiction. Except as set forth in Pulaski Disclosure Schedule 3.06, Pulaski has not executed an extension or waiver of any statute of limitations on the assessment or collection of any material tax due that is currently in effect. Pulaski has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor or stockholder, and Pulaski has timely complied with all applicable information reporting requirements under Part III, Subchapter A of Chapter 61 of the IRC and similar applicable state and local information reporting requirements.

         SECTION 3.07.  NO MATERIAL ADVERSE EFFECT.

         Pulaski has not suffered any Material Adverse Effect since December 31, 2000.

         SECTION 3.08.  CONTRACTS.

         (a) Except as set forth in Pulaski Disclosure Schedule 3.08(a), Pulaski is not a party to or subject to: (i) any employment, consulting, change in control or severance contract or material arrangement with any past or present officer, director or employee of Pulaski except for "at will" arrangements; (ii) any plan, material arrangement or contract providing for bonuses, pensions, options, deferred compensation, retirement payments, profit sharing or similar material arrangements for or with any past or present officers, directors or employees of Pulaski; (iii) any collective bargaining agreement with any labor union relating to employees of Pulaski; (iv) any agreement which by its terms limits the payment of dividends by Pulaski Savings or Pulaski Bancorp; (v) any instrument evidencing or related to material indebtedness for borrowed money whether directly or indirectly, by way of purchase money obligation, conditional sale, lease purchase, guaranty or otherwise, in respect of which Pulaski is an obligor to any person, which instrument evidences or relates to indebtedness other than deposits, repurchase agreements, bankers' acceptances, advances from the FHLB of New York, and "treasury tax and loan" accounts established in the ordinary course of business and transactions in "Federal funds" or which contains financial covenants or other restrictions (other than those relating to the payment of principal and interest when due) which would be applicable on or after the Closing Date to Kearny; or (vi) any contract (other than this Agreement) limiting the freedom, in any material respect, of Pulaski to engage in any type of banking or bank-related business in which Pulaski is permitted to engage under applicable law as of the date of this Agreement.

         (b) True and correct copies of agreements, plans, contracts, arrangements and instruments referred to in Section 3.08(a), have been made available to Kearny on or before the date hereof, are listed in and attached to Pulaski Disclosure Schedule 3.08(a) and are in full force and effect on the date hereof, and Pulaski (nor, to the knowledge of Pulaski, any other party to any such contract, plan, arrangement or instrument) has not materially breached any provision of, or is in default in any respect under any term of, any such contract, plan, arrangement or instrument. Except as set forth in the Pulaski Disclosure Schedule 3.08(b), no party to any material contract, plan, arrangement or instrument will have the right to terminate any or all of the provisions of any such contract, plan, arrangement or instrument as a result of the execution of, and the transactions contemplated by, this

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



Agreement. Except as set forth in Pulaski Disclosure Schedule 3.08(b), none of the employees (including officers) of Pulaski possesses the right to terminate his/her employment and receive or be paid (or cause Pulaski to accrue on his/her behalf) benefits solely as a result of the execution of this Agreement or the consummation of the transactions contemplated thereby. Except as set forth in Pulaski Disclosure Schedule 3.08(b), no plan, contract, employment agreement, change in control agreement, termination agreement, or similar agreement or arrangement to which Pulaski is a party or under which Pulaski may be liable contains provisions which permit any employee or independent contractor to terminate it without cause and continue to accrue future benefits thereunder. Except as set forth in Pulaski Disclosure Schedule 3.08(b), no such agreement, plan, contract, or arrangement: (x) provides for acceleration in the vesting of benefits or payments due thereunder upon the occurrence of a change in ownership or control of Pulaski or upon the occurrence of a subsequent event; or (y) requires Pulaski to provide a benefit in the form of Pulaski Bancorp Common Stock or determined by reference to the value of Pulaski Bancorp Common Stock, except as disclosed in Pulaski Disclosure Schedule 3.08(b). Except as disclosed in Pulaski Disclosure Schedule 3.08(b), no such agreement, plan or arrangement with respect to officers or directors of Pulaski or to any of their respective employees, provides for benefits which may cause an "excess parachute payment" or the disallowance of a Federal income tax deduction under IRC Section 280G.

         SECTION 3.09.  OWNERSHIP OF PROPERTY; INSURANCE COVERAGE.

         (a) Except as disclosed in Pulaski Disclosure Schedule 3.09, Pulaski has good and, as to real property, marketable title to all material assets and properties owned by Pulaski in the conduct of its business, whether such assets and properties are real or personal, tangible or intangible, including assets and property reflected in the balance sheets contained in the Pulaski Regulatory Reports and in the Pulaski Bancorp Financials or acquired subsequent thereto (except to the extent that such assets and properties have been disposed of in the ordinary course of business, since the date of such balance sheets), subject to no material encumbrances, liens, mortgages, security interests or pledges, except (i) those items which secure liabilities for public or statutory obligations or any discount with, borrowing from or other obligations to the FHLB of New York, inter-bank credit facilities, or any transaction by Pulaski acting in a fiduciary capacity, and (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith. Pulaski, as lessee, has the right under valid and subsisting leases of real and personal properties used by Pulaski in the conduct of its businesses to occupy or use all such properties as presently occupied and used by each of them. Except as disclosed in Pulaski Disclosure Schedule 3.09, such existing leases and commitments to lease constitute operating leases for both tax and financial accounting purposes and the lease expense and minimum rental commitments with respect to such leases and lease commitments are as disclosed in the notes to the Pulaski Bancorp Financials.

         (b) With respect to all material agreements pursuant to which Pulaski has purchased securities subject to an agreement to resell, if any, Pulaski has a lien or security interest (which to Pulaski's knowledge is a valid, perfected first lien) in the securities or other collateral securing the repurchase agreement, and the value of such collateral equals or exceeds the amount of the debt secured thereby.

         (c) Pulaski currently maintains insurance considered by Pulaski to be reasonable for its operations, in accordance with good business practice. Pulaski has not received notice from any insurance carrier that (i) such insurance will be canceled or that coverage thereunder will be reduced or eliminated, or (ii) premium costs with respect to such policies of insurance will be substantially increased. There are presently no material claims pending under such policies of insurance and no notices have been given by Pulaski under such policies. All such insurance is valid and enforceable and in full force and effect, and within the last three years, and Pulaski has received each type of insurance coverage for which it has applied and during such periods has not been denied indemnification for any material claims submitted under any of its insurance policies. Pulaski Disclosure Schedule 3.09 identifies all policies of insurance maintained by Pulaski.

         SECTION 3.10. LEGAL PROCEEDINGS.

         Except as disclosed in Pulaski Disclosure Schedule 3.10, Pulaski is not a party to any, and there are no pending or, to the best of Pulaski's knowledge, threatened legal, administrative, arbitration or other proceedings, actions or governmental investigations of any nature (i) against Pulaski, (ii) to which Pulaski's assets are or may be subject, (iii) challenging the validity or propriety of any of the transactions contemplated by this Agreement, or (iv) which could adversely affect the ability of Pulaski to perform under this Agreement, except for any proceedings, claims, actions, investigations or inquiries referred to in clauses (i) or (ii) which, if adversely determined, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Pulaski.

         SECTION 3.11.  COMPLIANCE WITH APPLICABLE LAW.

         (a) Pulaski holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its businesses under, and has complied in all material respects with, applicable laws, statutes, orders, rules or regulations of any Federal, state or local governmental authority relating to it, other than where such failure to hold or such noncompliance will neither result in a limitation in any material respect on the conduct of its business nor otherwise have a Material Adverse Effect on Pulaski. Pulaski, directly or indirectly, owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights and any applications therefor, technology, know-how and tangible or intangible proprietary information or material that are material to the business of Pulaski.

         (b) Except as disclosed in Pulaski Disclosure Schedule 3.11(b), Pulaski has not received any notification or communication from any Regulatory Authority (i) asserting that Pulaski is not in material compliance with any of the statutes, regulations or ordinances which such Regulatory Authority enforces; (ii) threatening to revoke any license, franchise, permit or governmental authorization which is material to Pulaski; (iii) requiring or threatening to require Pulaski, or indicating that Pulaski may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement with any Federal or state governmental agency or authority which is charged with the supervision or regulation of banks or engages in the insurance of bank deposits restricting or limiting, or purporting to restrict or limit, in any material respect the operations of Pulaski, including without limitation any restriction on the payment of dividends; or (iv) directing, restricting or limiting, or purporting to direct, restrict or limit, in any material manner the operations of Pulaski, including without limitation any restriction on the payment of dividends (any such notice, communication, memorandum, agreement or order described in this sentence is hereinafter referred to as a "Regulatory Agreement"). Pulaski has not consented to or entered into any currently effective Regulatory Agreement, except as set forth in Pulaski Disclosure Schedule 3.11(b). The most recent regulatory rating given to Pulaski Savings as to compliance with the Community Reinvestment Act ("CRA") is satisfactory or better. Pulaski Savings is not in the process of a regulatory review of CRA compliance and is aware of no intent by Regulatory Authorities to issue Pulaski a non-satisfactory CRA rating.

         SECTION 3.12.  ERISA.

         (a) Pulaski Disclosure Schedule 3.12(a) contains a complete and accurate list of all pension, retirement, stock option, stock purchase, stock ownership, savings, stock appreciation right, profit sharing, deferred compensation, consulting, bonus, group insurance, severance and other benefit plans, contracts, agreements and arrangements, including, but not limited to, "employee benefit plans," as defined in Section 3(3) of ERISA, incentive and welfare policies, contracts, plans and arrangements and all trust agreements related thereto with respect to any present or former directors, officers or other employees of Pulaski (hereinafter collectively referred to as the "Pulaski Employee Plans" and individually as a "Pulaski Employee Plan"). If such plan, contract, agreement or arrangement is funded through a trust or third party funding vehicle, such as an insurance contract, the Pulaski Disclosure Schedule 3.12 (a) includes such trust or other funding arrangement.

         Each of the Pulaski Employee Plans complies in all material respects with all applicable requirements of ERISA, the IRC and other applicable laws; and there has occurred no "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the IRC) for which no statutory exemption exists under Section 408(b) of ERISA or Section 4975(d) of the IRC or for which no administrative exemption has been granted under Section 408(a) of ERISA.

         Except as set forth in Pulaski Disclosure Schedule 3.12(a), Pulaski has not contributed to a Pulaski Employee Plan which is subject to Title IV of ERISA (each such plan shall be referred to herein as a "Pulaski Pension Plan"). Neither Pulaski nor any ERISA Affiliate has contributed to any "multiemployer plan" (as defined in Sections 3(37) and 4001(a)(3) of ERISA).

         No Pulaski Pension Plan had an "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, as of the last day of the end of the most recent plan year ending prior to the date hereof; the fair market value of the assets of each Pulaski Pension Plan exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under such Pulaski Pension Plan as of the end of the most recent plan year with respect to the respective Pulaski Pension Plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such Pulaski Pension Plan as of the date hereof; and no notice of a "reportable event" (as defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived has been required to be filed for any Pulaski Pension Plan within the 12-month period ending on the date hereof.

         (b) Each Pulaski Employee Plan that is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) and which is intended to be qualified under Section 401(a) of the IRC has received a favorable determination letter from the IRS, and Pulaski is not aware of any circumstances likely to result in revocation of any such favorable determination letter. There is no pending or, to Pulaski's knowledge, threatened litigation, administrative action or proceeding relating to any Pulaski Employee Plan. There has been no announcement or commitment by Pulaski to create an additional Pulaski Employee Plan, or to amend any Pulaski Employee Plan, except for amendments required by applicable law; and, except as specifically identified in Pulaski Disclosure Schedules, Pulaski does not have any obligations for post-retirement or post-employment benefits under any Pulaski Employee Plan that cannot be amended or terminated upon 60 days' notice or less without incurring any liability thereunder, except for coverage required by Part 6 of Title I of ERISA or Section 4980B of the IRC, or similar state laws, the cost of which is borne by the insured individuals. With respect to each Pulaski Employee Plan, Pulaski has supplied to Kearny a true and correct copy of (A) the annual report on the applicable form of the Form 5500 series filed with the IRS for the most recent three plan years, if required to be filed, (B) such Pulaski Employee Plan, including amendments thereto, (C) each trust agreement, insurance contract or other funding arrangement relating to such Pulaski Employee Plan, including amendments thereto, (D) the most recent summary plan description and summary of material modifications thereto for such Pulaski Employee Plan, if the Pulaski Employee Plan is subject to Title I of ERISA, and (E) the most recent determination letter issued by the IRS if such Employee Plan is a Qualified Plan.

         (c) No compensation payable by Pulaski to any of its employees under any Pulaski Employee Plan (including by reason of the transactions contemplated hereby) will be subject to disallowance under Section 162(m) of the IRC.

         (d) Pulaski does not have any liability for any post-retirement health, medical or similar benefit of any kind whatsoever, except as required by statute or regulation.

         SECTION 3.13.  BROKERS, FINDERS AND FINANCIAL ADVISORS.

         Except the engagement of Sandler O'Neill in connection with transactions contemplated by this Agreement, neither Pulaski, nor any of its officers, directors, employees or agents, has engaged or retained any broker, finder or financial advisor in connection with the transactions contemplated by this Agreement, or, except for the commitments disclosed in Pulaski Disclosure
Schedule 3.13, incurred any liability or commitment for any fees or commissions to any such person in connection with the transactions contemplated by this Agreement, which has not been reflected in the Pulaski Bancorp Financials.

         SECTION 3.14.  ENVIRONMENTAL MATTERS.

         (a)      Except as set forth in Pulaski Disclosure Schedule 3.14(a):

                  (i) To their best knowledge, the Participation Facilities (as defined below) and the Loan
                           Properties are, and have been, in substantial compliance with all Environmental Laws;

                  (ii) There is no suit, claim, action, notice, demand, executive or administrative order, directive, investigation or proceeding pending or, to the knowledge of Pulaski, threatened before any court, governmental agency or board or other forum against any of them (x) for alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release (as defined herein) into the environment of any Hazardous Material (as defined herein), whether or not occurring at or on a site owned, leased or operated by any of them or any Participation Facility;

                  (iii) There is no suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending or, to the knowledge of Pulaski, threatened before any court, governmental agency or board or other forum relating to or against any Loan Property (or Pulaski in respect of such Loan Property) (x) relating to alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release into the environment of any Hazardous Material;

                  (iv) The properties currently owned or operated by Pulaski (including, without limitation, soil, groundwater or surface water on, under or adjacent to the properties, and buildings thereon) are not contaminated with and do not otherwise contain any Hazardous Material other than as permitted under any applicable Environmental Law;

                  (v) Pulaski has not received any notice, demand letter, executive or administrative order, directive or request for information from any Federal, state, local or foreign governmental entity or any third party indicating that it may be in violation of, or liable under, any Environmental Law;

                  (vi) There are no underground storage tanks on, in or under any properties owned or operated by Pulaski and no underground storage tanks have been closed or removed from any properties owned or operated by Pulaski; and

                  (vii) During the period of ownership or operation by Pulaski of any of its respective current properties, or during the period of participation in the management of any Participation Facility by Pulaski, there has been no contamination by or release of Hazardous Materials in, on, under or affecting such properties. Prior to the period of ownership or operation by Pulaski of any of its current properties, or prior to the period of participation in the management of any Participation Facility by Pulaski, there was no contamination by or release of Hazardous Material in, on, under or affecting such properties.

         (b) As used in this section the term "Loan Property" means any property in which the applicable party (or a Subsidiary of it) holds a security interest, and, where required by the context, includes the owner or operator of such property, but only with respect to such property. The term "Participation Facility" means any facility in which the applicable party (or a Subsidiary of it) participates in the management (including all property held as trustee or in any other fiduciary capacity) and, where required by the context, includes the owner or operator of such property, but only with respect to such property.

         SECTION 3.15.  LOAN PORTFOLIO.

         (a) With respect to each loan owned by Pulaski in whole or in part (each, a "Loan"):

                  (i) the note and the related security documents are each legal, valid and binding obligations of the maker or obligor thereof, enforceable against such maker or obligor in accordance with their terms;

                  (ii) neither Pulaski nor any prior holder of a Loan, has modified the note or any of the related security documents in any material respect or satisfied, canceled or subordinated the note or any of the related security documents except as otherwise disclosed by documents in the applicable Loan file;

                  (iii) Pulaski is the sole holder of legal and beneficial title to each Loan (or any applicable participation interest, as appropriate), except as otherwise referenced on the books and records of Pulaski;

                  (iv) the note and the related security documents, copies of which are included in the Loan files, are true and correct copies of the documents they purport to be and have not been suspended, amended, modified, canceled or otherwise changed except as otherwise disclosed by documents in the applicable Loan file;

                  (v) there is no pending or threatened condemnation proceeding or similar proceeding affecting the property that serves as security for a Loan, except as otherwise referenced on the books and records of Pulaski;

                  (vi) there is no litigation or proceeding pending or threatened relating to the property that serves as security for a Loan that would have a Material Adverse Effect upon the related Loan, except as otherwise disclosed by documents in the applicable Loan file;

                  (vii) with respect to a Loan held in the form of a participation, the participation documentation is legal, valid, binding and enforceable, except as otherwise disclosed by documents in the applicable Loan file; and

                  (viii)  no  representation  or  warranty  set  forth  in this
Section 3.15 shall be deemed to be breached unless such breach, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on Pulaski.

         (b) The allowance for possible losses reflected in Pulaski Bancorp's audited statement of condition at December 31, 2000 was, and the allowance for possible losses shown on the balance sheets in Pulaski Bancorp's Securities Documents for periods ending after December 31, 2000 have been and will be, adequate, as of the dates thereof, under GAAP.

         (c) Pulaski Disclosure Schedule 3.15 sets forth by category all loans, leases, advances, credit enhancements, other extensions of credit, commitments and interest-bearing assets of Pulaski, including the amounts thereof and the name of the obligor, that have been classified (whether regulatory or internal) as "Special Mention," "Substandard," "Doubtful," "Loss" or words of similar import as of September 30, 2001. The other real estate owned ("OREO") included in any non-performing assets of Pulaski is carried net of reserves at the lower of cost or fair value, less estimated selling costs, based on current independent appraisals or evaluations or current management appraisals or evaluations; provided, however, that "current" shall mean within the past 12 months.

         SECTION 3.16.  INFORMATION TO BE SUPPLIED.

         Except for any information provided by Kearny concerning Kearny for inclusion therein, the Proxy Statement mailed to Pulaski Bancorps' stockholders and, if necessary, the members of Pulaski MHC will not, at the time it or they are mailed, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The information supplied, or to be supplied, by Pulaski for inclusion in the Applications will, at the time such documents are filed with any Regulatory Authority, be accurate in all material aspects.

         SECTION 3.17.  SECURITIES DOCUMENTS.

         Pulaski Bancorp and Pulaski Savings have made available to Kearny copies of its (i) annual reports on Form 10-KSB for the years ended December 31, 1998, 1999 and 2000, (ii) quarterly reports on Form 10-QSB for the quarters ended March 31, June 30, and September 30, 2001, and (iii) all proxy materials used or for use in connection with any meeting of stockholders. Such reports and such proxy materials complied, at the time filed, in all material respects, with the Securities Laws.

         SECTION 3.18.  RELATED PARTY TRANSACTIONS.

         Except as disclosed in Pulaski Disclosure Schedule 3.18, or as described in Pulaski Bancorp's proxy statement distributed in connection with the 2001 annual meeting of stockholders (which has been provided to Kearny), Pulaski is not a party to any transaction (including any loan or other credit accommodation) with an Affiliate. Except as disclosed in Pulaski Disclosure
Schedule 3.18, all such transactions (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Persons, and (c) did not involve more than the normal risk of collectability or present other unfavorable features. Except as set forth in Pulaski Disclosure Schedule 3.18, no loan or credit accommodation to an Affiliate is presently in default or, during the three-year period prior to the date of this Agreement, has been in default or has been restructured, modified or extended. Pulaski has not been notified that principal and interest with respect to any such loan or other credit accommodation will not be paid when due or that the loan grade classification accorded such loan or credit accommodation is inappropriate.

         SECTION 3.19.  SCHEDULE OF TERMINATION BENEFITS.

         Pulaski Disclosure Schedule 3.19 includes a schedule of all termination benefits and related payments that would be payable to the individuals identified thereon, under any and all employment agreements, special termination agreements, supplemental executive retirement plans, deferred bonus plans, deferred compensation plans, salary continuation plans, or any compensation arrangement, or other pension benefit or welfare benefit plan maintained by Pulaski for the benefit of officers or directors of Pulaski (the "Benefits Schedule"), assuming their employment or service is terminated as of June 30, 2002 and the Closing Date occurs prior to such termination. No other individuals are entitled to benefits under any such plans.

         SECTION 3.20.  DEPOSITS.

         Except as set forth in Pulaski Disclosure Schedule 3.20, none of the deposits of Pulaski is a "brokered" deposit as defined in 12 U.S.C. Section 1831f(g).

         SECTION 3.21.  FAIRNESS OPINION.

         Pulaski Bancorp has received an opinion from Sandler O'Neill to the effect that, subject to the terms, conditions and qualifications set forth therein, as of the date thereof, the Merger Consideration to be received by the stockholders of Pulaski Bancorp pursuant to this Agreement is fair to such stockholders from a financial point of view and the Depositor Conversion is fair from a financial point of view to the members of Pulaski MHC (the "Fairness Opinion").

         SECTION 3.22 ANTITAKEOVER PROVISIONS INAPPLICABLE; REQUIRED VOTE OF STOCKHOLDERS.

         Except as set forth on Pulaski Disclosure Schedule 3.22, and except for approvals required under the Federal and state banking laws, the transactions contemplated by this Agreement are not subject to any applicable state takeover law. The affirmative vote of a majority of the votes eligible to be cast by stockholders of Pulaski Bancorp Common Stock is necessary to approve this Agreement and the transactions contemplated hereby.

         SECTION 3.23  DERIVATIVE TRANSACTIONS.

         Except as set forth in Pulaski Disclosure Schedule 3.23, Pulaski has not entered into any futures contract, option contract, interest rate caps, interest rate floors, interest rate exchange agreement or other derivative instruments.


                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF KEARNY

         Kearny represents and warrants to Pulaski that the statements contained in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article IV), except as set forth in the Kearny Disclosure Schedules delivered by Kearny on the date hereof. Kearny has made a good faith effort to ensure that the disclosure on each schedule of the Kearny Disclosure Schedules corresponds to the section referenced herein. However, for purposes of the Kearny Disclosure Schedules, any item disclosed on any schedule therein is deemed to be fully disclosed with respect to all schedules under which such item may be relevant.

         SECTION 4.01.  ORGANIZATION.

         (a) Bank is a stock savings bank duly organized, validly existing and in good standing under the laws of the United States. The deposits of Bank are insured by the FDIC to the fullest extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid when due by Bank. Each Bank Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Corporation is a Federal MHC subsidiary holding company duly organized, validly existing and in good standing under the laws of the United States. MHC is a Federal mutual holding company of the Bank duly organized, validly existing and in good standing under the laws of the United States.

         (b) Bank is a member in good standing of the FHLB of New York and owns the requisite amount of stock therein.

         (c) Prior to the date of this Agreement, the Bank has made available to Pulaski Bancorp true and correct copies of the charter and bylaws of the Bank.

         (d) As of the Closing Date, Corporation Merger Sub will have been duly organized and will be validly existing as a federally-chartered corporation and a wholly-owned subsidiary of the Corporation.

         SECTION 4.02.  AUTHORITY; NO VIOLATION.

         (a) Kearny has full power and authority to execute and deliver this Agreement and Corporation and MHC will have full power and authority to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Kearny and the completion by Kearny of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of Kearny, and no other corporate proceedings on the part of Kearny are necessary to complete the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Kearny and, subject to receipt of the required approvals of Regulatory Authorities described in
Section 4.03 hereof, constitutes the valid and binding obligation of Kearny, enforceable against Kearny in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally.

         (b)  Subject  to  the  receipt  of  approvals   from  the   Regulatory
Authorities referred to in Section 5.03 hereof and the compliance by Pulaski and Kearny with any conditions contained therein,

                  (A)   the execution and delivery of this Agreement by Kearny,

                  (B)   the   consummation  of  the  transactions  contemplated
                        hereby, and

                  (C)   compliance    by  Kearny   with  any of  the  terms  or
                        provisions hereof,

will not (i) conflict with or result in a breach of any provision of the Charter or bylaws of Kearny or any Kearny Subsidiary; (ii) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Kearny or any Kearny Subsidiary or any of their respective properties or assets; or (iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default), under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Kearny under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other investment or obligation to which Kearny is a party, or by which it or any of its properties or assets may be bound or affected.

         SECTION 4.03.  CONSENTS.

         Except for consents, approvals, filings and registrations from or with the OTS, FDIC and SEC, and compliance with any conditions contained therein, and the approval of this Agreement by the stockholders of Pulaski Bancorp and, if necessary, the members of Pulaski MHC, the appropriate filings to be made with the OTS, and the chartering of any necessary interim savings entities by the OTS, no consents or approvals of, or filings or registrations with, any public body or authority are necessary, and no consents or approvals of any third parties are necessary, or will be, in connection with the execution and delivery of this Agreement by Kearny, and the completion by Kearny of the transactions contemplated hereby. Kearny has no reason to believe that (i) any required consents or approvals will not be received or will be received with conditions, limitations or restrictions unacceptable to it or which would adversely impact Kearny's ability to complete the transactions described in this Agreement or that (ii) any public body or authority, the consent or approval of which is not required or any filing which is not required, will object to the completion of the transactions described in this Agreement.

         SECTION 4.04.  COMPLIANCE WITH APPLICABLE LAW.

         (a) Kearny and the Kearny Subsidiaries hold all licenses, franchises, permits and authorizations necessary for the lawful conduct of their businesses under, and have complied in all material respects with, applicable laws, statutes, orders, rules or regulations of any Federal, state or local governmental authority relating to them, other than where such failure to hold or such noncompliance will neither result in a limitation in any material respect on the conduct of their businesses nor otherwise have a Material Adverse Effect on Kearny and its Subsidiaries taken as a whole.

         (b) Except as set forth in Kearny Disclosure Schedule 4.04(b), neither Kearny nor any Kearny Subsidiary has received any notification or communication from any Regulatory Authority (i) asserting that Kearny or any Kearny
Subsidiary is not in compliance with any of the statutes, regulations or ordinances which such Regulatory Authority enforces; (ii) threatening to revoke any license, franchise, permit or governmental authorization which is material to Kearny or any Kearny Subsidiary; (iii) requiring or threatening to require Kearny or any Kearny Subsidiary, or indicating that Kearny or any Kearny Subsidiary may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement restricting or limiting, or purporting to restrict or limit, in any manner the operations of Kearny or any Kearny Subsidiary; or (iv) directing, restricting or limiting, or purporting to direct, restrict or limit, in any manner the operations of Kearny or any Kearny Subsidiary, including without limitation any restriction on the payment of dividends (any such notice, communication, memorandum, agreement or order described in this sentence is hereinafter referred to as a "Regulatory Agreement"). Neither Kearny nor any Kearny Subsidiary is a party to, nor has consented to any Regulatory Agreement. The most recent regulatory rating given to Bank as to compliance with the CRA is satisfactory or better.

         SECTION 4.05.  INFORMATION TO BE SUPPLIED.

         The information to be supplied by Kearny for inclusion in the Proxy Statement or Proxy Statements will not, at the time the Proxy Statement or Proxy Statements are mailed to Pulaski Bancorp stockholders or the members of Pulaski MHC contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The information supplied, or to be supplied, by Kearny for inclusion in the Applications will, at the time such documents are filed with any Regulatory Authority, be accurate in all material respects.

         SECTION 4.06.  FINANCING.

         As of the date hereof, Kearny has, and at the Merger Effective Date, Corporation will have, funds which are sufficient and available to meet its obligations under this Agreement and to consummate in a timely manner the transactions contemplated by this Agreement, and Bank will not fail to meet its capital requirements as a result thereof.

         SECTION 4.07.  REGULATORY APPROVALS.

         Kearny is not aware of any reason that it cannot obtain any of the approvals of Regulatory Authorities necessary to consummate the transactions contemplated by this Agreement and Kearny has not received any advice or information from any regulatory authority indicating that such approvals will be denied or are doubtful or will be unduly delayed.

         SECTION 4.08.  LEGAL PROCEEDINGS.

         Except as set forth in Kearny Disclosure Schedule 4.08 hereto, Kearny is not a party to any, and there are no pending or, to the best of Kearny's knowledge, threatened legal, administrative, arbitration or other proceedings, actions or governmental investigations of any nature (i) against Kearny, (ii) to which Kearny's assets are or may be subject, (iii) challenging the validity or propriety of any of the transactions contemplated by this Agreement, or (iv) which could adversely affect the ability of Kearny to perform under this Agreement, except for any proceedings, claims, actions, investigations or inquiries referred to in clauses (i) or (ii) which, if adversely determined, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Kearny. Kearny has not consented to or entered into any currently effective Regulatory Agreement.

         SECTION 4.09.  KEARNY FINANCIAL STATEMENTS.

         Kearny has delivered to Pulaski copies of the consolidated statements of financial condition of Kearny as of June 30, for the fiscal years of 2001 and 2000, and the related consolidated statements of operations, changes in equity and cash flows for the fiscal years 1999 through 2001, inclusive, in each case accompanied by the audit report of independent public accountants. Kearny has also delivered to Pulaski unaudited financial statements at and for the three months ended September 30, 2001. The consolidated statements of financial condition of Kearny referred to herein (including the related notes, where applicable) fairly present the consolidated financial condition of Kearny as of the respective dates set forth therein, and the related consolidated statements of operations, changes in equity and cash flows (including the related notes, where applicable) fairly present the results of the consolidated operations, changes in equity and cash flows of Kearny of the respective periods or as of the respective dates set forth therein, in each case in conformity with GAAP consistently applied.

         SECTION 4.10.  KEARNY BENEFIT PLANS.

         (a) Kearny has provided Pulaski with a complete and accurate list of all pension, retirement, group insurance, and other employee benefit plan and arrangements, including, but not limited to, "employee benefit plans," as defined in Section 3(3) of ERISA, incentive and welfare policies, contracts, plans and arrangements with respect to any present employees of Kearny
(hereinafter collectively referred to as the "Kearny Employee Plans" and individually as a "Kearny Employee Plan"). Each of the Kearny Employee Plans complies in all material respects with all applicable requirements of ERISA, the IRC and other applicable laws.

         (b) No Kearny Employee Plan which is subject to Title IV of ERISA (each such plan shall be referred to herein as a "Kearny Pension Plan") had an "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, as of the last day of the end of the most recent plan year ending prior to the date hereof; the fair market value of the assets of each Kearny Pension Plan exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under such Kearny Pension Plan as of the end of the most recent plan year with respect to the respective Kearny Pension Plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such Kearny Pension Plan as of the date hereof; and no notice of a "reportable event" (as defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived has been required to be filed for any Kearny Pension Plan within the 12-month period ending on the date hereof.

         (c) Each Kearny Employee Plan that is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) and which is intended to be qualified under Section 401(a) of the IRC has received a favorable determination letter from the IRS, and Kearny is not aware of any circumstances likely to result in revocation of any such favorable determination letter. There is no pending or, to Kearny's knowledge, threatened litigation, administrative action or proceeding relating to any Kearny Employee Plan.

         SECTION 4.11.  ABSENCE OF CERTAIN CHANGES.

         Except  as  disclosed   in  Schedule   4.11  or  as  provided  for  or
contemplated in this Agreement, Kearny has not suffered any Material Adverse Effect since September 30, 2001.


                                    ARTICLE V
                            COVENANTS OF THE PARTIES

         SECTION 5.01.  CONDUCT OF PULASKI'S BUSINESS.

         (a) From the date of this Agreement to the Closing Date, Pulaski will conduct its business and engage in transactions, including extensions of credit, only in the ordinary course and consistent with past practice and policies in existence on the date hereof, except as otherwise required or contemplated by this Agreement or with the written consent of Bank. Pulaski will use its reasonable good faith efforts, to (i) preserve its business organizations intact, (ii) maintain good relationships with its employees,
(iii) control operating and compensation expenses and expenses incurred in connection with this Agreement and (iv) preserve the goodwill of its customers and others with whom business relationships exist. From the date hereof to the Closing Date, except as otherwise consented to or approved by Kearny in writing or as contemplated or required by this Agreement, which consent or approval shall not be unreasonably withheld and in any case such request by Pulaski for consent or approval by Kearny shall be responded to within five business days, Pulaski will not:

                  (i)   amend or change any provision of its charter or bylaws;

                  (ii) except as set forth in Pulaski Disclosure Schedule 5.01(a)(ii), change the number of authorized or issued shares of its capital stock or issue or grant any Right or agreement of any character relating to its authorized or issued capital stock or any securities convertible into shares of such stock, or split, combine or reclassify any shares of capital stock, or declare, set aside or pay any dividend or other distribution in respect of capital stock or redeem or otherwise acquire any shares of capital stock, except that Pulaski Bancorp may continue to pay its regular quarterly cash dividend of $0.10 per share, with record and payment dates consistent with past practice; Provided further, that if the Closing Date is more than forty-five
(45) after the next preceding Pulaski Bancorp Common Stock dividend payment date, Pulaski Bancorp may declare and pay a final cash dividend per share at the quarterly rate of $.10 per share, with the exact amount per share to be an amount that is pro rata through the payment date (from the preceding payment date);

                  (iii) except as set forth in the Pulaski Disclosure Schedule 5.01(a)(iii), grant or agree to pay any bonus, severance or termination to, enter into or amend, or take any action (other than executing this Agreement) that would trigger obligations under any employment agreement, severance agreement, supplemental executive agreement, or similar agreement or arrangement with any of its directors, officers or employees, or increase in any manner the compensation or fringe benefits of any employee, officer or director, except for employee salary increases in the ordinary course of business consistent with past practice or as may be required pursuant to legally binding commitments existing on the date hereof set forth in Pulaski Disclosure Schedules 3.08 and 3.12; and provided further, that bonuses may be paid to employees with respect the year ending December 31, 2001 to the extent that the related expense has been accrued (with no change in the method or amount of accrual during the calendar year) and the bonuses are generally consistent (with respect to amounts and persons covered) with past practices;

                  (iv) enter into or, except as may be required by law or by the terms of this Agreement, modify any pension, retirement, stock option, stock purchase, stock appreciation right, stock grant, savings, profit sharing, deferred compensation, supplemental retirement, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or employees; or make any contributions to any defined contribution or defined benefit plan not in the ordinary course of business consistent with past practice; or materially amend any Pulaski Employee Plan except to the extent such modifications or amendments do not result in an increase in cost;

                  (v) except as otherwise provided in Section 5.06 of this Agreement, merge or consolidate Pulaski with any other corporation; sell or lease all or any substantial portion of the assets or business of Pulaski; make any acquisition of all or any substantial portion of the business or assets of any other person, firm, association, corporation or business organization other than in connection with foreclosures, settlements in lieu of foreclosure, troubled loan or debt restructuring, or the collection of any loan or credit arrangement between Pulaski and any other person; enter into a purchase and assumption transaction with respect to deposits and liabilities; permit the revocation or surrender by Pulaski of its certificate of authority to maintain, or file an application for the relocation of, any existing branch office, or file an application for a certificate of authority to establish a new branch office;


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



                  (vi) sell or otherwise dispose of the capital stock of Pulaski or sell or otherwise dispose of any asset of Pulaski other than in the ordinary course of business consistent with past practice; subject any asset of Pulaski to any lien, pledge, security interest or other encumbrance (other than in connection with deposits, repurchase agreements, bankers acceptances, FHLB of New York advances, "treasury tax and loan" accounts established in the ordinary course of business and transactions in "Federal funds" and the satisfaction of legal requirements in the exercise of trust powers) other than in the ordinary course of business consistent with past practice; incur any indebtedness for borrowed money (or guarantee any indebtedness for borrowed money), except in the ordinary course of business consistent with past practice;

                  (vii) take any action which would result in any of the representations and warranties of Pulaski set forth in Article III of this Agreement becoming untrue as of any date after the date hereof (except as to any representation or warranty which specifically relates to an earlier date) or in any of the conditions set forth in Article VI hereof not being satisfied, except in each case as may be required by applicable law;

                  (viii) change any method, practice or principle of accounting, except as may be required from time to time by GAAP (without regard to any optional early adoption date) or any Regulatory Authority responsible for regulating Pulaski;

                  (ix) waive, release, grant or transfer any material rights of value or modify or change in any material respect any existing material agreement or indebtedness to which Pulaski is a party, other than in the ordinary course of business, consistent with past practice;

                  (x)  purchase  or   sell  any  security  for  its  investment
portfolio;

                  (xi) make any new loan or other credit facility commitment (including without limitation, lines of credit and letters of credit) to any borrower or group of affiliated borrowers in excess of $250,000 in the aggregate, or increase, compromise, extend, renew or modify any existing loan or commitment outstanding in excess of $250,000, except for loans secured by one- to four- family, residential real property in an amount not exceeding $500,000 (on the basis of and consistent with existing lending policies) and except for any commitments disclosed on the Pulaski Disclosure Schedule 5.01(a)(xi).

                  (xii) except as set forth on the Pulaski Disclosure Schedule 5.01(a)(xii), enter into, renew, extend or modify any other transaction with any Affiliate;

                  (xiii) enter into any futures contract, option, interest rate caps, interest rate floors, interest rate exchange agreement or other agreement or, except in the ordinary course of business and consistent with past practice, take any other action for purposes of hedging the exposure of its interest-earning assets and interest-bearing liabilities to changes in market rates of interest;

                  (xiv) except for the execution of, and as otherwise provided in, this Agreement, take any action that would give rise to a right of payment to any individual under any employment agreement, or take any action that would give rise to a right of payment to any individual under any Pulaski Employee Plan;

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



                  (xv) make any change in policies with regard to the extension of credit, the establishment of reserves with respect to the possible loss thereon or the charge off of losses incurred thereon, investment, asset/liability management or other material banking policies in any material respect except as may be required by changes in applicable law or regulations or in GAAP or by applicable regulatory authorities;

                  (xvi) except as set forth in Pulaski Disclosure Schedule 5.01(a)(xvi), make any capital expenditures in excess of $10,000 individually or $25,000 in the aggregate, other than pursuant to binding commitments existing on the date hereof and other than expenditures necessary to maintain existing assets in good repair;

                  (xvii) purchase or otherwise acquire, or sell or otherwise dispose of, any assets or incur any liabilities other than in the ordinary course of business consistent with past practices and policies;

                  (xviii) incur any non-deposit liability in excess of $250,000 other than in the ordinary course of business consistent with past practice;

                  (xix) enter into or extend any agreement for professional services, including legal, accounting and consulting (provided that such limitation shall not restrict continuation of services being rendered by existing accountants or legal counsel engaged on matters associated with the transactions contemplated by the Agreement);

                  (xx) incur expenses related to attending any conventions, meetings, outings or similar events of any regional, state and national trade organizations which exceeds more than $1,000 for each of seven directors; or

                  (xxi)   agree to do any of the foregoing.

         For purposes of this Section 5.01, unless provided for in a Pulaski Disclosure Schedule, business plan, budget or similar document delivered to Kearny prior to the date of this Agreement, it shall not be considered in the ordinary course of business for Pulaski to do any of the following: (i) except as set forth in Pulaski Disclosure Schedule 5.01, make any sale, assignment, transfer, pledge, hypothecation or other disposition of any assets having a book or market value, whichever is greater, in the aggregate in excess of $100,000, other than pledges of assets to secure government deposits, to exercise trust powers, sales of assets received in satisfaction of debts previously contracted in the normal course of business, issuance of loans, sales of previously purchased government guaranteed loans, or transactions in the investment securities portfolio by Pulaski or repurchase agreements made, in each case, in the ordinary course of business; or (ii) except as set forth in Pulaski Disclosure Schedule 5.01, undertake or enter any lease, contract or other commitment for its account, other than in the normal course of providing credit to customers as part of its banking business, involving a payment by Pulaski of more than $50,000 annually, or containing a material financial commitment and extending beyond 12 months from the date hereof.


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



         SECTION 5.02.  ACCESS; CONFIDENTIALITY.

         (a) Pulaski shall permit Kearny and its representatives reasonable access to its properties and make available to them all books, papers and records relating to the assets, properties, operations, obligations and liabilities of Pulaski, including, but not limited to, all books of account (including the general ledger), tax records, minute books of meetings of boards of directors (and any committees thereof) (other than minutes of any confidential discussion of this Agreement and the transactions contemplated hereby), and stockholders, organizational documents, bylaws, material contracts and agreements, filings with any regulatory authority, accountants' work papers, litigation files, plans affecting employees, and any other business activities or prospects in which Kearny may have a reasonable interest (provided that Pulaski shall not be required to provide access to any information that would violate their attorney-client privilege or any employee or customer privacy policies, laws or regulations). Pulaski shall make its respective officers, employees and agents and authorized representatives (including counsel and independent public accountants) available to confer with Kearny and its representatives. Pulaski Savings shall provide in a timely manner to Bank's officer in charge of retail banking copies of current rate sheets for all deposit and loan products. Pulaski shall permit Kearny, at its expense, to cause a "phase I environmental audit" and a "phase II environmental audit" to be performed at any physical location owned or occupied by Pulaski, provided that such audit is contracted for within forty-five days of the date of this Agreement and commenced as soon as practicable thereafter. The parties will hold all such information delivered in confidence to the extent required by, and in accordance with, the provisions of the November 2001 confidentiality agreement between Pulaski and Kearny (the "Confidentiality Agreement").

         (b) Kearny agrees to conduct such investigations and discussions hereunder in a manner so as not to interfere unreasonably with normal operations and customer and employee relationships of the other party.

         (c) In addition to the access permitted by subparagraph (a) above, from the date of this Agreement through the Closing Date, Pulaski shall permit employees of Bank access to information relating to problem loans, loan restructurings and loan work-outs of Pulaski Savings.

         SECTION 5.03.  REGULATORY MATTERS AND CONSENTS.

         (a) Kearny will, in consultation with Pulaski, prepare all Applications and make all filings for, and use its best efforts to obtain as promptly as practicable after the date hereof, all necessary permits, consents, approvals, waivers and authorizations of all Regulatory Authorities necessary or advisable to consummate the transactions contemplated by this Agreement. Kearny shall file the Applications within forty-five days of the date of this Agreement, or as soon thereafter as is practicable.

         (b) Pulaski will furnish Kearny with all information concerning Pulaski as may be necessary or advisable in connection with any Application or filing made by or on behalf of Kearny to any Regulatory Authority in connection with the transactions contemplated by this Agreement.


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



         (c) Kearny and Pulaski will promptly furnish the other with copies of all material written communications to, or received by them from any Regulatory Authority in respect of the transactions contemplated hereby, except information which is filed by either party which is designated as confidential.

         (d) Kearny will use its best efforts to obtain all necessary regulatory approvals to effectuate the transactions contemplated by this Agreement and related exhibits and appendices.

         (e) Pulaski will use its best efforts to obtain all necessary regulatory approvals to effectuate the transactions contemplated by this Agreement and related exhibits and appendices.

         (f) The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Regulatory Authorities. Kearny will furnish Pulaski and its counsel with copies of all Applications prior to filing with any Regulatory Authority and provide Pulaski a reasonable opportunity to provide changes to such Applications, and copies of all Applications filed by Kearny .

         (g) Pulaski and Kearny will cooperate with each other in the foregoing matters and will furnish the responsible party with all information concerning it and its subsidiaries as may be necessary or advisable in connection with any Application or filing made by or on behalf of Kearny or Pulaski to any Regulatory Authority in connection with the transactions contemplated by this Agreement, and such information will be accurate and complete in all material respects. In connection therewith, each party will provide certificates and other documents reasonably requested by the other.

         (h) If any (i) Regulatory Authority objects to a term or condition set forth in this Agreement, and (ii) that term or condition is modified to the satisfaction of the Regulatory Authority or is eliminated in order to satisfy the Regulatory Authority, and (iii) such modification or elimination would cause a reduction in benefits to the party for whom the term or condition was meant to benefit, then the parties hereto shall use their best efforts to enter into an alternative arrangement so that such benefits are not reduced, provided such alternative arrangement is permissible under applicable law and is not disapproved by any Regulatory Authority and provided further that such alternative arrangement shall not be more costly than the original benefit that has been or would be reduced as a result of an objection by a Regulatory Authority.

         SECTION 5.04.  TAKING OF NECESSARY ACTION.

         (a) Kearny and Pulaski shall each use its best efforts in good faith to (i) furnish such information as may be required in connection with the preparation of the documents referred to in Section 5.03 of this Agreement, and
(ii) take or cause to be taken all action necessary or desirable on its part using its best efforts so as to permit completion of the Merger and the transactions contemplated by this Agreement, including, without limitation, (A) obtaining the consent or approval of each individual, partnership, corporation, association or other business or professional entity whose consent or approval is required for consummation of the transactions contemplated hereby (including assignment of leases without any material change in terms), provided that Pulaski shall not agree to make any payments or modifications to agreements in connection therewith without the

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



prior written consent of Kearny, and (B) requesting the delivery of appropriate opinions, consents and letters from its counsel and independent auditors. No party hereto shall take, or cause, or to the best of its ability permit to be taken, any action that would substantially impair the prospects of completing the MHC Merger and the Mid-Tier Merger pursuant to this Agreement; provided that nothing herein contained shall preclude Kearny or Pulaski from exercising its rights under this Agreement.

         (b) Pulaski shall prepare, subject to the review of Kearny with respect to matters relating to Kearny and the transactions contemplated by this Agreement, the Proxy Statement to be filed by Pulaski Bancorp with the SEC and to be mailed to the stockholders of Pulaski Bancorp in connection with the meeting of its stockholders and transactions contemplated hereby, which Proxy Statement shall conform to all applicable legal requirements. Should it be required by Regulatory Authorities, Pulaski MHC and Pulaski Savings shall prepare, subject to the review and consent of Kearny with respect to matters relating to Kearny and the transactions contemplated by this Agreement, the Proxy Statement to be filed by Pulaski MHC with the Regulatory Authorities and to be mailed to members in connection with a meeting of members and the transactions contemplated hereby. The parties shall cooperate with each other with respect to the preparation of any Proxy Statement. Pulaski shall, as promptly as practicable following the preparation thereof and within forty-five days of the date of this Agreement, file any Proxy Statement with the Regulatory Authorities, and Pulaski shall use all reasonable efforts to have any Proxy Statement mailed to stockholders, and if necessary members, as promptly as practicable after such filing, provided that Pulaski Bancorp and Pulaski MHC shall have received an updated Fairness Opinion as of a date no more than three days prior to the date of the Proxy Statement (the "Updated Fairness Opinion"). Pulaski Bancorp and Pulaski Savings will promptly advise Kearny of the time when any Proxy Statement has been filed and mailed, or of any comments from any Regulatory Authority or any request by any Regulatory Authority for additional information.

         SECTION 5.05.  CERTAIN AGREEMENTS.

         (a) Kearny shall maintain in effect for three years from the Merger Effective Date, if available, the current directors' and officers' liability insurance policy maintained by Pulaski Bancorp (provided that Kearny may substitute therefor policies of at least the same coverage containing terms and conditions which are not materially less favorable) with respect to matters occurring prior to the Closing Date, provided such insurance coverage is available at a reasonable premium. In connection with the foregoing, Pulaski Bancorp agrees to provide such insurer or substitute insurer with such representations as such insurer may request with respect to the reporting of any prior claims.

         (b) For a period of six years from the Merger Effective Date, Kearny agrees to indemnify, defend and hold harmless each present and former director and officer of Pulaski determined as of the Closing Date (the "Indemnified Parties") against all losses, claims, damages, costs, expenses (including reasonable attorneys' fees and expenses), liabilities, judgments or amounts paid in settlement (with the approval of Kearny, which approval shall not be unreasonably withheld) or in connection with any claim, action, suit, proceeding or investigation arising out of matters existing or occurring at or prior to the Merger Effective Date (a "Claim") in which an Indemnified Party is, or is threatened to be made, a party or a witness based in whole or in part on, or arising in whole or

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



in part out of, the fact that such person is or was a director or officer of Pulaski, regardless of whether such Claim is asserted or claimed prior to, at or after the Closing Date, to the fullest extent to which directors and officers of Pulaski are entitled under Federal law, Pulaski Bancorp's charter and bylaws, Pulaski Savings' and Pulaski MHC's charter and bylaws, or other applicable law as in effect on the date hereof (and Kearny shall pay expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party to the extent permissible to a Federal corporation or savings bank, or Pulaski Bancorp's charter and bylaws; provided, that the person to whom expenses are advanced provides an undertaking to repay such expenses if it is ultimately determined that such person is not entitled to indemnification). All rights to indemnification in respect of a Claim asserted or made within the period described in the preceding sentence shall continue until the final disposition of such Claim.

         (c) Any  Indemnified  Party  wishing  to claim  indemnification  under
Section 5.05(b), upon learning of any Claim, shall promptly notify Kearny, but the failure to so notify shall not relieve Kearny of any liability it may have to such Indemnified Party except to the extent that such failure materially prejudices Kearny. In the event of any Claim, (i) Kearny shall have the right to assume the defense thereof (with counsel reasonably satisfactory to the Indemnified Party) and shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that, if Kearny elects not to assume such defense or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between Kearny and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and Kearny shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received, provided further that Kearny shall in all cases be obligated pursuant to this paragraph to pay for only one firm of counsel for all Indemnified Parties, (ii) the Indemnified Parties will cooperate in the defense of any such Claim and (iii) Kearny shall not be liable for any settlement effected without its prior written consent (which consent shall not unreasonably be withheld).

         (d) In the event Kearny or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not continue or survive such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Kearny assume the obligations set forth in this
Section 5.05.

         (e) The provisions of this Section are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

         SECTION 5.06.  NO OTHER BIDS AND RELATED MATTERS.

         From and after the date hereof until the termination of this Agreement, neither Pulaski nor any of its officers, directors, employees, representatives, agents or affiliates (including, without limitation, any investment banker, attorney or accountant retained by Pulaski), will, directly or indirectly, initiate, solicit or knowingly encourage (including by way of furnishing non-public information or assistance), or facilitate knowingly, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal (as defined below), or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance

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



of such inquiries or to obtain an Acquisition Proposal or agree to or endorse any Acquisition Proposal, or authorize or permit any of its officers, directors, or employees or any of its subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by any of its subsidiaries to take any such action, and Pulaski shall notify Kearny orally (within one business day) and in writing (as promptly as practicable) of all of the relevant details relating to all inquiries and proposals which it or any such officer, director employee, investment banker, financial advisor, attorney, accountant or other representative may receive relating to any of such matters, provided, however, that nothing contained in this Section 5.06 shall prohibit the Board of Directors from: (i) furnishing information to, or entering into discussions or negotiations with any person or entity that makes an unsolicited written, bona fide proposal, to acquire Pulaski Bancorp and Pulaski Savings pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer or other similar transaction, if, and only to the extent that, (A) the Board of Directors of Pulaski Bancorp receives a written opinion from its independent financial advisor that such proposal may be superior to the Merger from a financial point of view to Pulaski Bancorp stockholders, (B) legal counsel advises Pulaski Bancorp that the proposed acquiror may legally acquire Pulaski Bancorp and Pulaski Savings, (C) the Board of Directors of Pulaski Bancorp, after consultation with and based upon the advice of independent legal counsel, determines in good faith that such action is necessary for the Board of Directors of Pulaski Bancorp to comply with its fiduciary duties to stockholders under applicable law (such proposal that satisfies (A) (B) and (C) being referred to herein as a "Superior Proposal"),
(D) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, Pulaski Bancorp (x) provides reasonable notice to Kearny to the effect that it is furnishing information to, or entering into discussions or negotiations with, such person or entity and
(y) receives from such person or entity an executed confidentiality agreement in form and substance identical in all respects to the Confidentiality Agreement, and (E) the Pulaski Bancorp special meeting of stockholders convened to approve this Agreement has not occurred; (ii) complying with Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer; or (iii) prior to the Pulaski Bancorp special meeting of stockholders convened to approve this Agreement, failing to make or withdrawing or modifying its recommendation to stockholders, and entering into a Superior Proposal if there exists a Superior Proposal and the Board of Directors of Pulaski Bancorp, after consultation with and based upon the advice of independent legal counsel, determined in good faith that such action is necessary for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law. For purposes of this Agreement, "Acquisition Proposal" shall mean any of the following (other than the transactions contemplated hereunder) involving
Pulaski: (i) any merger, consolidation, share exchange, business combination, or other similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 20% or more of the assets of Pulaski Bancorp or Pulaski Savings, taken as a whole, in a single transaction or series of transactions; (iii) any tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of Pulaski Bancorp or the filing of a registration statement under the Securities Laws in connection therewith; or
(iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

         SECTION 5.07. DUTY TO ADVISE; DUTY TO UPDATE THE PULASKI DISCLOSURE SCHEDULES.

         Pulaski shall promptly advise Kearny of any change or event having a Material Adverse Effect on Pulaski or which Pulaski believes would or would be reasonably likely to cause or

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



constitute a material breach of any of its representations, warranties or covenants set forth herein. Pulaski shall update the Pulaski Disclosure Schedules as promptly as practicable after the occurrence of an event or fact which, if such event or fact had occurred prior to the date of this Agreement, would have been disclosed in the Pulaski Disclosure Schedules. The delivery of such updated Pulaski Disclosure Schedule shall not relieve Pulaski from any breach or violation of this Agreement and shall not have any effect for the purposes of determining the satisfaction of the condition set forth in Sections 6.02(c) hereof.

         SECTION 5.08.  CONDUCT OF KEARNY'S BUSINESS.

         From the date of this Agreement to the Closing Date, Kearny will use its best efforts to (a) preserve its business organizations intact, (b) maintain good relationships with employees, and (c) preserve for itself the goodwill of customers of Kearny. From the date of this Agreement to the Closing Date, Kearny will not (i) amend its charter or bylaws in any manner inconsistent with the prompt and timely consummation of the transactions contemplated by this Agreement; (ii) take any action which would result in any of the representations and warranties of Kearny set forth in Article IV of this Agreement becoming untrue as of any date after the date hereof or in any of the conditions set forth in Article VI hereof not being satisfied, except in each case as may be required by applicable law; (iii) take any action which would or is reasonably likely to adversely effect or materially delay the receipt of the necessary approvals from the Regulatory Authorities; (iv) take action which would or is reasonably likely to materially and adversely affect Kearny's ability to perform its covenants and agreements under this Agreement; (v) take any action that would result in any of the conditions to the transactions contemplated by this Agreement not being satisfied; or (vi) agree to do any of the foregoing.

         SECTION 5.09.  BOARD AND COMMITTEE MINUTES.

         Pulaski Savings, Pulaski Bancorp and Pulaski MHC shall each provide to Kearny, within twenty (20) days after any meeting of their respective Board of Directors, or any committee thereof, or any senior management committee, a copy of the minutes of such meeting, except that with respect to any meeting held within twenty (20) days of the Closing Date, such minutes shall be provided to each party prior to the Closing Date. Pulaski may exclude from the minutes matters (i) relating to merger negotiations, (ii) associated with Section 5.06, or (iii) relating to Pulaski's discussions of possible breaches of this Agreement by Kearny.

         SECTION 5.10.  UNDERTAKINGS BY THE PARTIES.

         (a)      From and after the date of this Agreement:

                  (i) Voting by Directors. Concurrently with the execution of this Agreement, or within five business days thereof, the Directors of Pulaski Savings, Pulaski Bancorp and Pulaski MHC shall have entered into the agreement set forth as Exhibit E to this Agreement;

                  (ii) Proxy Solicitor. If requested to do so by Kearny, Pulaski Bancorp and/or Pulaski MHC shall retain a proxy solicitor in connection with the solicitation of stockholders and any necessary Pulaski MHC member approval of this Agreement and the transaction contemplated hereby;

                  (iii) Outside Service Bureau Contracts. If requested to do so by Kearny, Pulaski Savings shall use its best efforts to obtain an extension of any contract with an outside service bureau or other vendor of services to Pulaski Savings, on terms and conditions mutually acceptable to Pulaski Savings and Bank;

                  (iv) Board  Meetings.  Pulaski  Savings,  Pulaski Bancorp and
Pulaski MHC shall provide Kearny advance notice of the meetings of their Board of Directors and shall permit a representative of Kearny to attend meetings of their Boards of Directors or the Executive Committees thereof (provided that they shall not be required to permit the Kearny representative to remain present during any confidential discussion of the Agreement and the transactions contemplated thereby);

                  (v) List of Nonperforming Assets. Pulaski Savings shall provide Bank, within ten (10) days of the end of each calendar month, a written list of nonperforming assets (the term "nonperforming assets," for purposes of this subsection, means (i) loans that are "troubled debt restructuring" as defined in Statement of Financial Accounting Standards No. 15, "Accounting by Debtors and Creditors for Troubled Debt Restructuring," (ii) loans on nonaccrual, (iii) real estate owned, (iv) all loans ninety (90) days or more past due as of the end of such month and (v) and impaired loans; and

                  (vi) Reserves and Merger-Related Costs. On or before the Merger Effective Date, and at the request of Kearny, Pulaski Bancorp shall establish such additional accruals and reserves as may be necessary to conform the accounting reserve practices and methods (including credit loss practices and methods) of Pulaski Bancorp to those of Kearny (as such practices and methods are to be applied to Kearny from and after the Closing Date) and Kearny's plans with respect to the conduct of the business of Pulaski Bancorp following the Merger and otherwise to reflect Merger-related expenses and costs incurred by Pulaski Bancorp, provided, however, that Pulaski Bancorp shall not be required to take such action unless Kearny agrees in writing that all conditions to closing set forth in Section 6.02 have been satisfied or waived (except for the expiration of any applicable waiting periods); prior to the delivery by Kearny of the writing referred to in the preceding clause, Pulaski Bancorp shall provide Kearny a written statement, certified without personal liability by the chief executive officer of Pulaski Bancorp and dated the date of such writing, that the representations made in Section 3.15 hereof are true as of such date or, alternatively, setting forth in detail the circumstances that prevent such representation from being true as of such date; and no accrual or reserve made by Pulaski Bancorp or any Pulaski Subsidiary pursuant to this subsection, or any litigation or regulatory proceeding arising out of any such accrual or reserve, shall constitute or be deemed to be a breach or violation of any representation, warranty, covenant, condition or other provision of this Agreement or constitute a termination event within the meaning of Section 7.01(b) hereof. No action shall be required to be taken by Pulaski Bancorp pursuant to this Section 5.10(vi) if, in the opinion of Pulaski Bancorp's independent auditors, such action would contravene GAAP.

                  (vii)    Stockholders and Members Meeting.

                           (A)  Pulaski Bancorp shall  submit this Agreement to
its stockholders for approval at a meeting to be held as soon as practicable. Subject to the receipt of the Updated Fairness Opinion, the Board of Directors shall recommend approval of this Agreement to the Pulaski Bancorp stockholders and the Board of Directors of Pulaski MHC will vote all of the shares of Pulaski Bancorp owned by Pulaski MHC in favor of the Agreement. The Board of Directors of Pulaski Bancorp may fail to make such a recommendation or vote the shares of Pulaski MHC for the Agreement, or withdraw, modify or change any such recommendation only in connection with a Superior Proposal, as set forth in Section 5.06 of this Agreement, and only if such Board of Directors, after having consulted with and considered the written advice of outside counsel to such Board, has determined that the making of such recommendation, or the failure so to withdraw, modify or change its recommendation, would constitute a breach of the fiduciary duties of such Board. Pulaski Bancorp shall take all steps necessary in order to hold a meeting of stockholders for the purpose of approving this Agreement as soon as is practicable. Pulaski MHC shall vote its shares in favor of this Agreement.

                           (B)  If  required by Regulatory Authorities, Pulaski
MHC shall submit this Agreement to Pulaski MHC members for approval, and, subject to its fiduciary duties, Pulaski MHC's Board of Directors shall recommend approval of this Agreement to the members of Pulaski MHC and shall vote all member proxies held by Pulaski MHC in favor of such approval at any meeting of members of Pulaski MHC. Pulaski MHC shall take all steps necessary in order to hold a meeting of members for the purpose of approving this Agreement as soon as practicable.

                  (viii) Systems Conversions. Pulaski Savings and Bank shall meet on a regular basis to discuss and plan for the conversion of Pulaski's data processing and related electronic informational systems to those used by Bank, which planning shall include, but not be limited to, discussion of the possible termination by Pulaski of third-party service provider arrangements effective at the Closing Date or at a date thereafter, non-renewal of personal property leases and software licenses used by Pulaski in connection with its systems operations, retention of outside consultants and additional employees to assist with the conversion, and outsourcing, as appropriate, of proprietary or self-provided system services, it being understood that Pulaski shall not be obligated to take any such action prior to the Closing Date and, unless Pulaski otherwise agrees, no conversion shall take place prior to the Closing Date In the event that Pulaski takes, at the request of Bank, any action relative to third parties to facilitate the conversion that results in the imposition of any termination fees, expenses or charges, Kearny shall indemnify Pulaski for any such fees, expenses and charges, and the costs of reversing the conversion process, if for any reason the Merger is not consummated in accordance with the terms of this Agreement.

         (b) From and after the date of this Agreement, Kearny and Pulaski shall each:

                  (i) Filings and Approvals. Cooperate with the other in the preparation and filing, as soon as practicable, of (1) the Applications, (2) any Proxy Statement, (3) all other documents necessary to obtain any other approvals and consents required to effect the completion of the Merger, and the transactions contemplated by this Agreement, and (4) all other documents contemplated by this Agreement;

                  (ii) Public Announcements. Cooperate and cause their respective officers, directors, employees and agents to cooperate in good faith, consistent with their respective legal obligations, in the preparation and distribution of, and agree upon the form and substance of, any press release related to this Agreement and the transactions contemplated hereby, and any other public disclosures related thereto, including without limitation communications to stockholders, internal announcements and customer disclosures, but nothing contained herein shall prohibit either party from making any disclosure which its counsel deems necessary, provided that the disclosing party notifies the other party reasonably in advance of the timing and contents of such disclosure;

                  (iii) Maintenance of Insurance. Maintain insurance in such amounts as are reasonable to cover such risks as are customary in relation to the character and location of its properties and the nature of its business;

                  (iv) Maintenance of Books and Records. Maintain books of account and records in accordance with GAAP applied on a basis consistent with those principles used in preparing the financial statements heretofore delivered;

                  (v) Delivery of Securities Documents. Deliver to the other copies of all Securities Documents simultaneously with the filing thereof; and

                  (vi) Taxes. File all Federal, state, and local tax returns required to be filed by them on or before the date such returns are due (including any extensions) and pay all taxes shown to be due on such returns on or before the date such payment is due.

         SECTION 5.11.  EMPLOYEE   AND  TERMINATION  BENEFITS;   DIRECTORS  AND
MANAGEMENT.

         (a) Employee Benefits. Except as otherwise provided in Sections 5.11(d) and (e) of this Agreement, as of or after the Merger Effective Date, and at Kearny's election and subject to the requirements of the IRC and ERISA, the Pulaski Employee Plans may continue to be maintained separately, consolidated, or terminated, provided that if any Pulaski Employee Plan is terminated, Continuing Employees (as defined below) shall participate in any Kearny Employee Plan of a similar character (to the extent that one exists) as of the first entry date coincident with or following such termination. Pulaski Continuing Employees (as defined below) shall participate in the Kearny Thrift Plan (sponsored by the Financial Institutions Thrift Plan) not later than the first entry date coincident with or following the Merger Effective Date, with recognition of prior Pulaski service for purposes of eligibility to participate and vesting, but not benefits accrual, under such Kearny plan. Pulaski Continuing Employees (as defined below) shall participate in the Kearny Pension Plan (sponsored by the Financial Institutions Retirement Fund) not later than the first entry date coincident with or following the date of termination of the Pulaski defined benefit pension plan or cessation of benefits accruals for future service under such Pulaski plan, and with recognition of prior Pulaski service for purposes of eligibility to participate and vesting, but not benefits accrual, under such Kearny plan. In the event of a consolidation of any or all of such plans or in the event of termination of any Pulaski Employee Plan, Pulaski employees who are participants in the Pulaski Employee Plans and who continue employment with Kearny ("Continuing Employees") shall receive credit for service with Pulaski Savings (for purposes of eligibility and vesting determination but not for benefit accrual purposes) under any existing Kearny benefit plan, or new Kearny benefit plan in which such employees or their dependents would be eligible to enroll, subject to any pre-existing conditions or other exclusions to which such persons were subject under the Pulaski Employee Plans. Such service shall also apply for purposes of satisfying any waiting periods, actively-at-work requirements, and evidence of insurability requirements. Continuing Employees who become covered under a Kearny health plan shall be required to satisfy the deductible limitations of the Kearny health plan for the plan year in which coverage commences, without offset for deductibles satisfied under the Pulaski health plan.

         In the event of any termination or consolidation of any Pulaski health plan with any Kearny health plan, Kearny shall make available to Continuing Employees and their dependents employer-provided health coverage on the same basis as it provides such coverage to Kearny employees. In the event of any termination, or consolidation of any Pulaski health plan with any Kearny health plan, any pre-existing condition, limitation or exclusion in the Kearny health plan shall not apply to Continuing Employees or their covered dependents who have satisfied such pre-existing condition exclusion waiting period under a Pulaski health plan with respect to such pre-existing condition on the Merger Effective Date and who then change that coverage to Kearny's health plan at the time such Continuing Employee is first given the option to enroll in such Kearny health plan. In the event of a termination of or consolidation of any Pulaski health plan with any Kearny health plan, Continuing Employees will be required to seek reimbursement of claims arising prior to the Merger Effective Date from the Pulaski health plan and shall not be entitled to seek reimbursement of claims arising prior to the Merger Effective Date from the Kearny health plan.

         (b) It is the current intention of Pulaski Savings and Kearny to retain all current non-officer employees of Pulaski Savings, with the exception of those persons set forth in the Pulaski Disclosure Schedule or the Kearny Disclosure Schedule at Section 5.11(b). Except as provided in Section 5.11(g) hereof, nothing contained in this Agreement shall be construed to grant a contract of employment to any employee of Pulaski who becomes an employee of Kearny. Any Pulaski employee whose employment is terminated involuntarily (other than for cause) within one year of the Merger Effective Date shall receive a lump sum severance payment equal to three weeks of their 2001 base salary for each full year of employment with Pulaski Savings, up to twenty-six weeks.

         (c) At the Merger Effective Date, the ESOP shall be terminated on such terms and conditions as contained in the ESOP (as of the date of this
Agreement). As soon as practicable after the receipt of a favorable determination letter from the Internal Revenue Service ("IRS") as to the tax qualified status of the ESOP upon its termination under Section 401(a) of the IRC (the "Final Determination Letter"), distributions of the benefits under the ESOP shall be made to the ESOP Participants. From and after the date of this Agreement, in anticipation of such termination and distribution, Pulaski and its representatives before the Merger Effective Date, and Kearny and its representatives after the Merger Effective Date, shall use their best efforts to apply for and to obtain such favorable Final Determination Letter from the IRS. If Pulaski and its representatives, before the Merger Effective Date, and Kearny and its representatives, after the Merger Effective Date, reasonably determine that the ESOP cannot obtain a favorable Final Determination Letter, or that the amounts held therein cannot be so applied, allocated or distributed without causing the ESOP to lose its tax-qualified status, Pulaski before the Merger Effective Date, and Kearny after the Merger Effective Date, shall take such action as they may reasonably determine with respect to the distribution of benefits to the ESOP Participants, provided that the assets of the ESOP shall be held or paid only for the benefit of the ESOP Participants, as determined on the Merger Effective Date, and provided further that in no event shall any portion of the amounts held in the ESOP revert, directly or indirectly, to Pulaski or to Kearny or any affiliate thereof. At the time distribution of benefits is made under the ESOP on or after the Merger Effective Date, at the election of the ESOP Participant, the amount thereof that constitutes an "eligible rollover distribution" (as defined in Section 402(f)(2)(A) of the IRC) may be rolled over by such ESOP Participant to any qualified Kearny benefit plan that permits rollover distributions or to any eligible individual retirement account.

         (d) The  Pulaski  Savings  Bank 401(k)  Plan (the  "401(k)  Plan") and
non-contributory defined benefit pension plan (the "Defined Benefit Plan") shall be terminated as of, or prior to, the Merger Effective Date, and in connection therewith the accounts held for those employees of Pulaski who are Pulaski 401(k) Plan and Defined Benefit Plan participants and beneficiaries (the "Plan Participants") shall be fully vested on the date of such termination. As soon as practicable after receipt of a favorable determination letter from the IRS as to the tax-qualified status of the 401(k) Plan and Defined Benefit Plan under Sections 401(a) and 501(a) of the IRC upon its termination (the "Determination Letters"), all remaining account balances held under the 401(k) Plan and Defined Benefit Plan shall be distributed to, or rolled over by, Plan Participants pursuant to the distribution options available to participants under the 401(k) Plan and Defined Benefit Plan who terminate employment or otherwise separate from service. Pulaski and its representatives prior to the Merger Effective Date, and Kearny and its representatives after the Merger Effective Date, shall use their best efforts to apply for and obtain such Determination Letters from the IRS. In the event that Pulaski and its representatives prior to the Merger Effective Date, and Kearny and its representatives after the Merger Effective Date, reasonably determine that the 401(k) Plan and Defined Benefit Plan cannot obtain favorable Determination Letters, Pulaski and its representatives prior to the Merger Effective Date, and Kearny and its representatives after the Merger Effective Date, shall take such actions as they may reasonable determine, with respect to the distribution of benefits to the Plan Participants, provided that the assets of the 401(k) Plan and Defined Benefit Plan shall be held or paid only for the benefit of such Plan Participants.

         (e) Prior to Pulaski Bancorp or Pulaski Savings making any payments pursuant to any employment agreements, severance plans, non-qualified deferred compensation plans or other arrangements, Pulaski Bancorp or Pulaski Savings shall furnish Kearny with a certification by Pulaski Bancorp or Pulaski Savings' accountant and related work papers that such payment will not result in any payments from Pulaski Bancorp or Pulaski Savings to the recipient that will exceed the amount that is tax deductible to Pulaski Bancorp or Pulaski Savings under Section 280G of the IRC.

         (f) Until the Merger Effective Date, Pulaski shall be liable for all obligations for continued health coverage pursuant to Section 4980B of the IRC and Sections 601 through 609 of ERISA ("COBRA") with respect to each Pulaski Savings qualifying beneficiary (as defined in COBRA) who incurs a qualifying event (as defined in COBRA) before the Merger Effective Date. Kearny shall be liable for (i) all obligations for continued health coverage under COBRA with respect to each Pulaski Savings qualified beneficiary (as defined in COBRA) who incurs a qualifying event (as defined in COBRA) from and after the Merger Effective Date, and (ii) for continued health coverage under COBRA from and after the Merger Effective Date for each Pulaski Savings qualified beneficiary who incurs a qualifying event before the Merger Effective Date.

         (g) As of the Merger Effective Date, the Directors' Retirement Plan and any Supplemental Retirement Plan for Senior Officers shall be terminated and all payments thereunder shall be made in a lump sum by Pulaski on or before the Closing Date, as set forth in Pulaski Disclosure Schedule 5.11(g) or, in the case of the Directors' Retirement Plan, by Kearny in ten equal annual installments after the Closing Date, if elected in writing by any plan participant prior to the Closing Date.

         SECTION 5.12.  DUTY  TO  ADVISE;   DUTY TO  UPDATE  KEARNY  DISCLOSURE
SCHEDULE.

         Kearny shall promptly advise Pulaski of any change or event having a Material Adverse Effect on it or which it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants set forth herein. Kearny shall update the Kearny' Disclosure Schedule as promptly as practicable after the occurrence of an event or fact which, if such event or fact had occurred prior to the date of this Agreement, would have been disclosed in the Kearny Disclosure Schedule. The delivery of such updated Schedules shall not relieve Kearny from any breach or violation of this Agreement and shall not have any effect for the purposes of determining the satisfaction of the condition set forth in Section 6.01(c) hereof.


                                   ARTICLE VI
                                   CONDITIONS

         SECTION 6.01.   CONDITIONS  TO   OBLIGATIONS  OF  PULASKI  UNDER  THIS
AGREEMENT.

         The obligations of Pulaski under this Agreement shall be subject to satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by Pulaski pursuant to Section 8.03 hereof:

         (a) Corporate Proceedings. All action required to be taken by, or on the part of Kearny to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, shall have been duly and validly taken by Kearny and Pulaski Bancorp shall have received certified copies of the resolutions evidencing such authorizations;

         (b) Covenants. The obligations and covenants of Kearny required by this Agreement to be performed by Kearny at or prior to the Closing Date shall have been duly performed and complied with in all material respects;

         (c) Representations and Warranties. Each of the representations and warranties of Kearny in this Agreement which is qualified as to materiality shall be true and correct, and each such representation or warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date.

         (d) Approvals of Regulatory Authorities. The Bank Merger, the MHC Merger and the Mid-Tier Merger shall have received all required approvals of Regulatory Authorities and all notice and waiting periods required thereunder shall have expired or been terminated.

         (e) No Injunction. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby;

         (f) Officer's Certificate. Kearny shall have delivered to Pulaski Bancorp a certificate, dated the Closing Date and signed, without personal liability, by its chairman of the board or president, to the effect that the conditions set forth in subsections (a) through (f) and (i) of this Section
6.01 have been satisfied, to the best knowledge of the officer executing the same;

         (g) Opinion of Kearny's Counsel. Pulaski Bancorp shall have received an opinion of Malizia Spidi & Fisch, PC, counsel to Kearny, dated the Closing Date, to the effect set forth on Exhibit 6.1 attached hereto; and

         (h)  Approval  of  Pulaski  Bancorp's  Stockholders  and   Pulaski MHC
Members. This Agreement and the transactions contemplated hereby shall have been approved by:

                 (i) the stockholders of Pulaski Bancorp by such vote as is required under applicable laws of the United States and regulations and policy of the Regulatory Authorities, Pulaski Bancorp's charter and bylaws, and under Nasdaq requirements applicable to it; and

                 (ii) to the extent required by the Regulatory Authorities, by the members of Pulaski MHC by such vote as is required.

         (i) Funds Deposited with the Exchange Agent. On or prior to the Closing Date, Corporation shall have deposited or caused to be deposited, in trust with the Exchange Agent, an amount of cash equal to the aggregate Merger Consideration that the Pulaski Bancorp stockholders shall be entitled to receive on the Merger Effective Date pursuant to Section 2.02 of this Agreement.

         (i) Updated Fairness Opinion. Prior to the mailing of the Proxy Statement, Pulaski shall have received the Updated Fairness Opinion.

         Section 6.02. Conditions to the Obligations of Kearny Under this Agreement.

         The obligations of Kearny hereunder shall be subject to satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by Kearny pursuant to Section 8.03 hereof:

         (a) Corporate Proceedings. All action required to be taken by, or on the part of, Pulaski MHC, Pulaski Bancorp and Pulaski Savings to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, shall have been duly and validly taken by Pulaski MHC, Pulaski Bancorp and Pulaski Savings; and Kearny shall have received certified copies of the resolutions evidencing such authorizations;

         (b) Covenants. The obligations and covenants of Pulaski required by this Agreement to be performed at or prior to the Closing Date shall have been duly performed and complied with in all material respects;

         (c) Representations and Warranties. Each of the representations and warranties of Pulaski in this Agreement that is qualified as to materiality shall be true and correct, and each such representation or warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date.

         (d) Approvals of Regulatory Authorities. The Merger and the formation of any required interim savings entities required in connection therewith shall have received all required approvals of Regulatory Authorities (without the imposition of any conditions that are in Kearny's reasonable judgment unduly burdensome, excluding standard conditions that are normally imposed by the Regulatory Authorities in merger transactions); and all notice and waiting periods required thereunder shall have expired or been terminated.

         (e) No Injunction. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby;

         (f) No Material Adverse Effect. Except as set forth in the Pulaski Disclosure Schedule 3.07, as of the execution date of the Agreement, since December 31, 2000, there shall not have occurred any Material Adverse Effect with respect to Pulaski Bancorp and Pulaski Savings;

         (g) Officer's Certificate. Pulaski MHC, Pulaski Bancorp and Pulaski Savings shall have delivered to Kearny a certificate, dated the Closing Date and signed, without personal liability, by the chairman of the board or president of each, to the effect that the conditions set forth in subsections
(a) through (f) of this Section 6.02 have been satisfied, to the best knowledge of the officer executing the same; and

         (h) Opinions of Counsel. Kearny shall have received an opinion of Muldoon Murphy and Faucette, LLP, counsel to Pulaski Bancorp, Pulaski Savings and Pulaski MHC, dated the Closing Date, to the effect set forth on Exhibit 6.2 attached hereto.

                                   ARTICLE VII
                        TERMINATION, WAIVER AND AMENDMENT

         SECTION 7.01.  TERMINATION.

         This Agreement may be terminated on or at any time prior to the Closing Date:

         (a)  By the mutual written consent of the parties hereto;

         (b)  By either Kearny or Pulaski or acting individually:

                  (i) if there shall have been a material breach of any representation, warranty, covenant or other obligation of the other party and the breach cannot be, or shall not have been, remedied within 30 days after receipt by such other party of notice in writing specifying the nature of such breach and requesting that it be remedied;

                  (ii) if the Closing Date shall not have occurred on or before December 31, 2002, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its obligations set forth in this Agreement required to be performed or observed by such party on or before the Closing Date; provided, however, the parties shall in good faith agree to extend such deadline for a period of an additional 120 days thereafter in the event that such parties determine that it is reasonably likely that such Closing Date will in fact occur during such extension period.

                  (iii) if either party has been informed in writing by a Regulatory Authority whose approval or consent has been requested that such approval or consent is denied, or is granted subject to any material change in the terms of the Agreement, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements set forth herein required to be performed or observed by such party on or before the Closing Date;

                  (iv) if the approval of the stockholders of Pulaski Bancorp and any approval of the members of Pulaski MHC required for the consummation of the Merger shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of stockholders or members, as the case may be, or at any adjournment or postponement thereof; or

         (c) By Kearny if (i) as provided in Section 5.10(a)(vii), the Board of Directors of Pulaski MHC or Pulaski Bancorp withdraws its recommendation of this Agreement, fails to make such recommendation or modifies or qualifies its recommendation in a manner adverse to Kearny, or (ii) in reliance on Section
5.06 of this Agreement, Pulaski MHC or Pulaski Bancorp enters into an agreement to be acquired by, or merge or combine with, a third party in connection with a Superior Proposal.

         (d) By Pulaski Bancorp or Pulaski MHC, upon two days' prior notice to Kearny, if, as a result of a Superior Proposal, the Board of Directors of Pulaski Bancorp or Pulaski MHC determines, in good faith and in consultation with counsel, that its fiduciary duties require that such Superior Proposal be accepted.

         SeCTION 7.02.  EFFECT OF TERMINATION.

         (a) Except as otherwise provided in this Agreement, if this Agreement is terminated pursuant to Section 7.01 hereof, this Agreement shall forthwith become void (other than Section 5.02(a) and Section 8.01 hereof, which shall remain in full force and effect), and there shall be no further liability on the part of Kearny or Pulaski to the other, except that no party shall be relieved or released from any liabilities or damages arising out of its willful breach of any provision of this Agreement.

         (b) As a condition of Kearny's willingness, and in order to induce Kearny to enter into this Agreement and to reimburse Kearny for incurring the costs and expenses related to entering into this Agreement and consummating the transactions contemplated by this Agreement, Pulaski will make an aggregate cash payment to Kearny of $1.5 million (the "Expense Fee") if Kearny has terminated this Agreement pursuant to Section 7.01(c) or Pulaski has terminated this Agreement pursuant to Section 7.01(d), and in such event Pulaski shall have no further liability to Kearny. Any payment required under this Section 7.02(b) shall be paid by Pulaski to Kearny (by wire transfer of immediately available funds to an account designated by Kearny) within five business days after written demand by Kearny.


                                  ARTICLE VIII
                                  MISCELLANEOUS

         SECTION 8.01.  EXPENSES.

         (a) Except as provided herein, each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated hereby, including fees and expenses of its own financial consultants, accountants and counsel.

         (b) In the event of any  termination  of this  Agreement  pursuant  to
Section 7.01(b)(i) hereof because of a breach of this Agreement by one of the parties, in addition to any other damages and remedies that may be available to the non-breaching party, the non-breaching party shall be entitled to payment of, and the breaching party shall pay to the non-breaching party, all reasonable out-of-pocket costs and expenses, including, without limitation, reasonable legal, accounting and investment banking fees and expenses, incurred by the non-breaching party in connection with entering into this Agreement and carrying out of any and all acts contemplated hereunder; provided, however, that this clause shall not be construed to relieve or release a breaching party from any additional liabilities or damages arising out of its willful breach of any provision of this Agreement.

         SECTION 8.02.  NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         All representations, warranties and, except to the extent specifically provided otherwise herein, agreements and covenants, other than those covenants set forth in Sections 5.05 and 5.11, which will survive the Merger, shall terminate on the Closing Date.

         SECTION 8.03.  AMENDMENT, EXTENSION AND WAIVER.

         Subject to applicable law, at any time prior to the consummation of the transactions contemplated by this Agreement, the parties may (1) amend this Agreement, (2) extend the time for the performance of any of the obligations or other acts of either party hereto, (3) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (4) waive compliance with any of the agreements or conditions contained in Articles V and VI hereof or otherwise. This Agreement may not be amended except by an instrument in writing authorized by the respective Boards of Directors and signed, by duly authorized officers, on behalf of the parties hereto. Any agreement on the part of a party hereto to any extension or waiver shall be valid only if set forth in an instrument in writing signed by a duly authorized officer on behalf of such party, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

         SECTION 8.04.  ENTIRE AGREEMENT.

         Except as set forth in this Agreement, this Agreement, including the documents and other writings referred to herein or delivered pursuant hereto, contains the entire agreement and understanding of the parties with respect to its subject matter. Except as set forth in this Agreement, this Agreement supersedes all prior arrangements and understandings between the parties, both written or oral with respect to its subject matter. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors; provided, however, that nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors, any rights, remedies, obligations or liabilities other than pursuant to Sections 2.02(a)(i), 2.03, 5.05 and 5.11(c) and (f).

         SECTION 8.05.  NO ASSIGNMENT.

         Neither party hereto may assign any of its rights or obligations hereunder to any other person, without the prior written consent of the other party hereto.

         SECTION 8.06.  NOTICES.

         All notices or other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by prepaid registered or certified mail (return receipt requested), or sent by telecopy, addressed as follows:

         (a)      If to Kearny to:

                  Kearny Federal Savings Bank
                  614 Kearny Avenue
                  Kearny, New Jersey  07032
                  Attn:   Matthew T. McClane
                          President and Chief Executive Officer
                          John N. Hopkins
                          Executive Vice President
                  Fax:    (201) 955-1311

                  with a copy to:

                  Malizia Spidi & Fisch, PC
                  1100 New York Avenue, N.W.
                  Suite 340 West
                  Washington, DC  20005
                  Attn:  Samuel J. Malizia, Esq.
                  Fax:   (202) 434-4661

         (b)      If to Pulaski to:

                  Pulaski Savings Bank
                  130 Mountain Avenue
                  Springfield, New Jersey 07081
                  Attn:  John T. Robertson
                         President and Chief Executive Officer
                  Fax:   (973) 564-6370

                  with a copy to:

                  Muldoon, Murphy & Faucette, LLP
                  5101 Wisconsin Avenue, NW
                  Washington, DC  20016
                  Attn:  Joseph A. Muldoon, Jr., Esq.
                  Fax:   (202)966-9409

         SECTION 8.07.  CAPTIONS.

         The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

         SECTION 8.08.  COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         SECTION 8.09.  SEVERABILITY.

         If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. If however, any provision of this Agreement is held invalid by a court of competent jurisdiction, then the parties hereto shall in good faith amend this Agreement to include an alternative provision that accomplishes a result that is as substantially similar to the result originally intended as possible.

         SECTION 8.10.  GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the domestic internal law (including the law of conflicts of law) of the State of New Jersey, except to the extent that Federal law shall be deemed to preempt such State law.

         SECTION 8.11.  SPECIFIC PERFORMANCE.

         The parties hereto agree that irreparable damage would occur in the event that the provisions contained in this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions thereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                             KEARNY FEDERAL SAVINGS BANK


                             By:      /s/ Matthew T. McClane
                                      -----------------------------------------
                                      Matthew T. McClane
                                      President and Chief Executive Officer

                             KEARNY FINANCIAL CORP.


                             By:      /s/ Matthew T. McClane
                                      -----------------------------------------
                                      Matthew T. McClane
                                      President and Chief Executive Officer

                             KEARNY MHC


                             By:      /s/ Matthew T. McClane
                                      -----------------------------------------
                                      Matthew T. McClane
                                      President and Chief Executive Officer


                             PULASKI BANCORP, INC.


                             By:      /s/ John T. Robertson
                                      -----------------------------------------
                                      John T. Robertson
                                      President and Chief Executive Officer

                             PULASKI SAVINGS BANK


                             By:      /s/ John T. Robertson
                                      -----------------------------------------
                                      John T. Robertson
                                      President and Chief Executive Officer

                             PULASKI BANCORP, M.H.C.


                             By:      /s/ John T. Robertson
                                      -----------------------------------------
                                      John T. Robertson
                                      President and Chief Executive Officer

                                                                      APPENDIX B


April 12, 2002



Board of Directors
Pulaski Bancorp, Inc.
130 Mountain Avenue
Springfield, New Jersey  07081

Ladies and Gentlemen:

      Pulaski Bancorp, Inc. ("Pulaski Bancorp"), together with its affiliates, Pulaski Savings Bank ("Pulaski Savings") and Pulaski Bancorp, M.H.C. ("Pulaski MHC"), have entered into an Agreement and Plan of Merger (the "Agreement") with Kearny Federal Savings Bank ("Kearny Savings"), Kearny Financial Corp. ("Kearny Corp.") and Kearny M.H.C. ("Kearny MHC") dated as of January 11, 2002 pursuant to which Pulaski Bancorp will be acquired by Kearny Corp. through the merger of a newly formed subsidiary of Kearny Corp. with and into Pulaski Bancorp (the "Merger"). Immediately following the Merger, the surviving corporation of the Merger will merge into Kearny Corp., Pulaski MHC will merge into Kearny MHC and Pulaski Savings will merge into Kearny Savings. Under the terms of the Agreement, upon consummation of the Merger, each share of Pulaski Bancorp common stock, par value $.01 per share, issued and outstanding immediately prior to the Merger and held by persons other than Pulaski MHC (the "Pulaski Minority Shares") will be converted into the right to receive $32.90 in cash without interest (the "Merger Consideration"). Shares held by Pulaski MHC or its subsidiaries or by Kearny MHC or its subsidiaries (other than shares held in a fiduciary capacity or in connection with debts previously contracted) will be canceled upon consummation of the Merger and no consideration shall be paid or exchanged therefor. The terms and conditions of the Merger are more fully set forth in the Agreement. You have requested our opinion as to the fairness, from a financial point of view, of the Merger Consideration to the holders of Pulaski Minority Shares.

      Sandler O'Neill & Partners, L.P., as part of its investment banking business, is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In connection with this opinion, we have reviewed, among other things: (i) the Agreement and exhibits thereto; (ii) certain publicly available financial statements and other historical financial information of Pulaski Bancorp that we deemed relevant; (iii) certain publicly available financial statements and other historical financial information of Kearny Corp. and Kearny Savings that we deemed relevant; (iv) financial projections for Pulaski Bancorp for the year ending December 31, 2002 prepared by management of Pulaski Bancorp and the views of Pulaski Bancorp's management, based on discussions with them, of Pulaski Bancorp's business, financial condition, results of operations and future prospects; (v) certain pro forma analyses of the impact of the Merger on Kearny Corp.'s financial

Board of Directors
Pulaski Bancorp, Inc.
April 12, 2002
Page 2


condition, including its pro forma capital ratios; (vi) the publicly reported historical price and trading activity for Pulaski Bancorp's common stock, including a comparison of certain financial and stock market information for Pulaski Bancorp with similar publicly available information for certain other companies the securities of which are publicly traded; (vii) the financial terms of certain recent business combinations in the savings institutions industry, particularly with respect to business combinations involving institutions structured in the mutual holding company form, to the extent publicly available;
(viii) the current market environment generally and the banking environment in particular; and (ix) such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered relevant.

      In performing our review, we have relied upon the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by Pulaski Bancorp or Kearny Corp. or their respective representatives or that was otherwise reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. We have further relied on the assurances of management of Pulaski Bancorp and Kearny Corp. that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading. We have not been asked to and have not undertaken an independent verification of any of such information and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of Pulaski Bancorp or Kearny Corp. or any of their subsidiaries, or the collectibility of any such assets, nor have we been furnished with any such evaluations or appraisals. We did not make an independent evaluation of the adequacy of the allowance for loan losses of Pulaski Bancorp or Kearny Corp. nor have we reviewed any individual credit files relating to Pulaski Bancorp or Kearny Corp. and, with your permission, we have assumed that their respective allowances for loan losses are adequate to cover such losses. We are not accountants and have relied upon the reports of the independent accountants for each of Pulaski Bancorp and Kearny Corp. for the accuracy and completeness of the audited financial statements made available to us. With respect to the financial projections reviewed with Pulaski Bancorp's management, Pulaski Bancorp's management has confirmed that they reflect the best currently available estimates and judgments of such management of the future financial performance of Pulaski Bancorp and we have assumed that such performance will be achieved. We express no opinion as to such financial projections or the assumptions on which they are based. We have also assumed that there has been no material change in Pulaski Bancorp's or Kearny Corp.'s assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to us. We have assumed in all respects material to our analysis that Pulaski Bancorp and Kearny Corp. will remain as going concerns for all periods relevant to our analyses, that all of the representations and warranties contained in the Agreement and all related agreements are true and correct, that each party to such agreements will perform all of the covenants required to be performed by such party under such agreements and that the conditions precedent in the Agreement are not waived.

Board of Directors
Pulaski Bancorp, Inc.
April 12, 2002
Page 3

      Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect this opinion. We have not undertaken to update, revise, reaffirm or withdraw this opinion or otherwise comment upon events occurring after the date hereof. We are expressing no opinion herein as to the prices at which Pulaski Bancorp's common stock will trade at any time.

      We have acted as Pulaski  Bancorp's  financial  advisor in connection with the Merger and will receive a fee for our services, a significant portion of which is contingent upon consummation of the Merger. We have also received a fee for rendering this opinion. As we have previously advised you, we have in the past provided certain investment banking services to Kearny Corp. and have received compensation for such services and may provide, and receive compensation for, such services in the future.

      In the ordinary course of our business as a broker-dealer, we may purchase securities from and sell securities to Pulaski Bancorp and Kearny Corp. or their affiliates. We may also actively trade the equity securities of Pulaski Bancorp for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

      Our opinion is directed to the Board of Directors of Pulaski Bancorp in connection with its consideration of the Merger and does not constitute a recommendation to any shareholder of Pulaski Bancorp as to how such shareholder should vote at any meeting of shareholders called to consider and vote upon the Merger. Our opinion is directed only to the fairness, from a financial point of view, of the Merger Consideration to the holders of Pulaski Minority Shares and does not address the underlying business decision of Pulaski Bancorp to engage in the Merger, the relative merits of the Merger as compared to any other alternative business strategies that might exist for Pulaski Bancorp or the effect of any other transaction in which Pulaski Bancorp might engage. Our opinion is not to be quoted or referred to, in whole or in part, in a registration statement, prospectus, proxy statement or in any other document, nor shall this opinion be used for any other purposes, without Sandler O'Neill's prior written consent; PROVIDED, HOWEVER, that we hereby consent to the inclusion of this opinion as an appendix to Pulaski Bancorp's Proxy Statement dated the date hereof and to the references to this opinion therein.

      Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by the holders of Pulaski Minority Shares is fair to such shareholders from a financial point of view.

                                           Very truly yours,

                                 REVOCABLE PROXY
                              PULASKI BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 22, 2002
                             10:00 A.M., LOCAL TIME
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee of Pulaski Bancorp, Inc. (the "Company") with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the annual meeting of shareholders, to be held on May 22, 2002, at 10:00 a.m., local time, at the Holiday Inn, 304 Route 22 West, Springfield, New Jersey and at any and all adjournments of the meeting with all of the powers the undersigned would possess if personally present at such meeting as follows:

      1. The approval of the Agreement and Plan of Merger, dated January 10, 2002, by and between Pulaski Bancorp, Inc., Pulaski Savings Bank, Pulaski Bancorp, M.H.C. and Kearny Financial Corp, Kearny Federal Savings Bank and Kearny, MHC.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------

            |_|                       |_|                    |_|


      2. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

           Eugene J. Bogucki, M.D. and Anthony C. Majeski

                                                            FOR ALL
           FOR                VOTE WITHHELD                 EXCEPT
           ---                -------------                 ------

           |_|                    |_|                        |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------

      3. The ratification of the appointment of Radics & Co., LLC as independent auditors of Pulaski Bancorp, Inc. for the fiscal year ending December 31, 2002.

           FOR                      AGAINST                 ABSTAIN
           ---                      -------                 -------

           |_|                        |_|                    |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

      THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ONLY IF SIGNED AND DATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.



                                          Dated:________________________________



                                          ______________________________________
                                          SIGNATURE OF STOCKHOLDER



                                          ______________________________________
                                          SIGNATURE OF CO-HOLDER (IF ANY)


      The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement for the Annual Meeting and of an Annual Report to Shareholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                        Pulaski Bancorp, Inc. Letterhead


Dear Stock Award Recipients:

      On behalf of the Board of Directors of Pulaski Bancorp, Inc. (the "Company"), I am forwarding you the attached vote authorization form provided for the purpose of conveying your voting instructions to the Board of Directors of Pulaski Bancorp, Inc. (the "Board of Directors") on the proposals to be presented at the Annual Meeting of Shareholders of Pulaski Bancorp, Inc. to be held on May 22, 2002. A Notice and Proxy Statement for the Annual Meeting of Pulaski Bancorp, Inc. Shareholders and a copy of the Company's Annual Report to Shareholders has been sent to you under separate cover.

      As a recipient of a Stock Award under the Pulaski Bancorp, Inc. 1997 Stock-Based Incentive Plan (the "Incentive Plan"), you are entitled to vote all shares of restricted Company common stock awarded to you under the Incentive Plan that are unvested as of April 5, 2002. The Board of Directors will vote these shares of Company common stock in accordance with instructions it receives from you and other Stock recipients.

      The Board of Directors will vote all restricted shares for which timely voting instructions are not received and all shares under the Incentive Plan that have not yet been awarded to participants in a manner calculated to most accurately reflect the instructions the Board of Directors receives from Stock Award recipients.

      In order to direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, you must complete and sign the attached vote authorization form and return it to Lee Wagstaff no later than May 15, 2002.


                                           Sincerely,

                                           /s/ John T. Robertson

                                           John T. Robertson
                                           President and Chief Executive Officer

                             VOTE AUTHORIZATION FORM
                             -----------------------

      I understand that the Board of Directors of Pulaski Bancorp, Inc., is the holder of record and custodian of all restricted shares of Pulaski Bancorp, Inc. (the "Company") common stock awarded to me under the Pulaski Bancorp, Inc. 1997 Stock-Based Incentive Plan that have not yet vested. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 22, 2002.

      Accordingly, please vote my shares as follows:

      1. The approval of the Agreement and Plan of Merger, dated January 10, 2002, by and between Pulaski Bancorp, Inc., Pulaski Savings Bank, Pulaski Bancorp, M.H.C. and Kearny Financial Corp, Kearny Federal Savings Bank and Kearny, MHC.


            FOR                      AGAINST                 ABSTAIN
            ---                      -------                 -------

            |_|                        |_|                     |_|

      2. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

           Eugene J. Bogucki, M.D. and Anthony C. Majeski

                                                               FOR ALL
           FOR                   VOTE WITHHELD                 EXCEPT
           ---                   -------------                 ------

           |_|                       |_|                         |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

      3. The ratification of the appointment of Radics & Co., LLC as independent auditors of Pulaski Bancorp, Inc. for the fiscal year ending December 31, 2002.

           FOR                      AGAINST                 ABSTAIN
           ---                      -------                 -------

           |_|                        |_|                     |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

      The Board of Directors of Pulaski Bancorp, Inc. is hereby authorized to vote any unvested shares awarded to me under the Incentive Plan as indicated above. Further, I acknowledge receipt from Pulaski Bancorp, Inc. prior to execution of this vote authorization form of a Notice and Proxy Statement for the Annual Meeting of Shareholders and an Annual Report to Shareholders.



__________________________________         _____________________________________
           Date                                          Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED ENVELOPE NO LATER THAN MAY 15, 2002.

                        Pulaski Bancorp, Inc. Letterhead


Dear ESOP Participant:

      On behalf of the Board of Directors of Pulaski Bancorp, Inc. I am forwarding to you the enclosed BLUE vote instruction card for the purpose of conveying your voting instructions to Lee Wagstaff, Valerie Kaminski, Dr. Eugene Bogucki, Peter C. Pietrucha, Thomas Bentkowski, John T. Robertson and Patrick Paolella (collectively the "ESOP Trustees") on the proposals presented at the Annual Meeting of Shareholders of Pulaski Bancorp, Inc. (the "Company") on May 22, 2002. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and a Pulaski Bancorp, Inc. Annual Report to Shareholders.

      As a participant in the Pulaski Savings Bank Employee Stock Ownership Plan (the "ESOP"), you are entitled to vote all shares of Company common stock allocated to your account as of April 5, 2002. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the ESOP Trustees by May 15, 2002. If you do not direct the ESOP Trustee as to how it should vote the shares allocated to your ESOP account, the ESOP Trustees how to vote the shares of Company common stock allocated to your ESOP account, the ESOP Trustees will vote your shares in a manner calculated to most accurately reflect the instructions they receive from other ESOP participants, subject to their fiduciary duties.

      The unallocated shares held in the ESOP Trust will be voted by the ESOP trustees in a manner calculated to most accurately reflect the instructions the ESOP trustees receive from ESOP participants regarding the shares of Company common stock allocated to participant accounts, subject to their fiduciary duties.

      In order to direct the voting of the shares of Company common stock allocated to your account under the ESOP, please complete and sign the enclosed BLUE voting instruction card and return it in the enclosed postage-paid envelope no later than May 15, 2002. Your vote will be tabulated by Registrar and Transfer Company and will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Pulaski Savings Bank.


                                       Sincerely,

                                       /s/ John T. Robertson

                                       John T. Robertson
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER